UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.    )
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ARMADA HOFFLER PROPERTIES, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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April 25, 2017

Dear Fellow Stockholders:

You are cordially invited to attend the 2017 Annual Meeting of Stockholders (the “Annual Meeting”) of Armada Hoffler Properties, Inc., which will be held at The Westin Virginia Beach Town Center, located at 4535 Commerce Street, Virginia Beach, VA 23462, on Wednesday, June 14, 2017, at 10:00 a.m. Eastern Time.

The matters expected to be acted upon at the meeting are described in detail in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement.

In accordance with U.S. Securities and Exchange Commission rules, we are using the Internet as our primary means of furnishing proxy materials to our stockholders. Because we are using the Internet, most stockholders will not receive paper copies of our proxy materials. We will instead send our stockholders a notice with instructions for accessing the proxy materials and voting via the Internet. This notice also provides information on how our stockholders may obtain paper copies of our proxy materials if they so choose. We believe the use of the Internet makes the proxy distribution process more efficient and less costly, and helps in conserving natural resources.

The Notice of Annual Meeting, this Proxy Statement, the proxy card sample and our 2016 Annual Report to Stockholders/Form 10-K for the year ended December 31, 2016 are available at http://www.proxyvote.com and may also be accessed through our website at www.ArmadaHoffler.com under the “Investor Relations” section. If you would like to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy.

Your vote is important. Please cast your vote as soon as possible over the Internet, by telephone, or by completing and returning the proxy card to ensure that your shares are represented. Your vote by written proxy will ensure your representation at the Annual Meeting regardless of whether or not you attend in person. Returning the proxy does not deprive you of your right to attend the Annual Meeting and to vote your shares in person.

On behalf of our Board of Directors and our employees, we thank you for your continued interest in and support of our company. We look forward to seeing you on June 14, 2017.

Sincerely,

Louis S. Haddad	Daniel A. Hoffler
President, Chief Executive Officer and Director	Executive Chairman of the Board of Directors

ARMADA HOFFLER PROPERTIES, INC.
222 Central Park Avenue
Suite 2100
Virginia Beach, Virginia 23462

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held on June 14, 2017

NOTICE IS HEREBY GIVEN that the 2017 Annual Meeting of Stockholders (the “Annual Meeting”) of Armada Hoffler Properties, Inc. will be held at The Westin Virginia Beach Town Center, located at 4535 Commerce Street, Virginia Beach, VA 23462, on Wednesday, June 14, 2017, at 10:00 a.m. Eastern Time, for the following purposes:
(1) to elect the eight director nominees named in the Proxy Statement;

(2) to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2017;

(3) to approve the Armada Hoffler Properties, Inc. Amended and Restated 2013 Equity Incentive Plan; and

(4) to transact such other business as may properly come before the Annual Meeting or any adjournment(s) or postponement(s) of the Annual Meeting.

The Proxy Statement accompanying this notice describes each of these items of business in detail. The Board of Directors has fixed the close of business on April 17, 2017 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements of the Annual Meeting. Accordingly, only stockholders of record at the close of business on that date are entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements of the Annual Meeting.

Your vote is important. Whether or not you expect to attend the meeting, please vote via the internet, by telephone, or complete, date, sign and promptly return the proxy card so that your shares may be represented at the meeting.

By Order of the Board of Directors,
Eric L. Smith
Corporate Secretary
Virginia Beach, Virginia
April 25, 2017

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 14, 2017.

This Notice of Annual Meeting, Proxy Statement, proxy card sample and our 2016 Annual Report to
Stockholders/Form 10-K for the year ended December 31, 2016 are available at www.proxyvote.com

ARMADA HOFFLER PROPERTIES, INC.
222 Central Park Avenue
Suite 2100
Virginia Beach, Virginia 23462

PROXY STATEMENT

ABOUT THE MEETING

Why am I receiving this Proxy Statement?

This Proxy Statement contains information related to the solicitation of proxies in connection with our 2017 Annual Meeting of Stockholders (the “Annual Meeting”), to be held at The Westin Virginia Beach Town Center, located at 4535 Commerce Street, Virginia Beach, VA 23462, on Wednesday, June 14, 2017, at 10:00 a.m. Eastern Time, for the purposes stated in the accompanying Notice of Annual Meeting of Stockholders. This solicitation is made by Armada Hoffler Properties, Inc. on behalf of our Board of Directors (also referred to as the “Board” in this Proxy Statement). “We,” “our,” “us,” and the “Company” refer to Armada Hoffler Properties, Inc.

We have elected to provide access to our proxy materials over the Internet. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials (the “Notice”) to our stockholders of record on April 17, 2017 (the “Record Date”). All stockholders will have the ability to access the proxy materials on the website referred to in the Notice or to request to receive a printed set of the proxy materials. Instructions on how to request a printed copy by mail or electronically may be found in the Notice and on the website referred to in the Notice, including an option to request paper copies on an ongoing basis. On or about April 25, 2017, we intend to make this Proxy Statement available on the Internet and to mail the Notice to all stockholders entitled to vote at the Annual Meeting. We intend to mail this Proxy Statement, together with a proxy card, to those stockholders entitled to vote at the Annual Meeting who have properly requested paper copies of such materials, within three business days of such request.

The Notice, this Proxy Statement, the proxy card sample and our 2016 Annual Report to Stockholders/Form 10-K for the year ended December 31, 2016 are available at http://www.proxyvote.com. You are encouraged to access and review all of the important information contained in the proxy materials before voting.

What am I being asked to vote on?

You are being asked to vote on the following proposals:

•
Proposal 1 (Election of Directors): The election of the eight director nominees named in this Proxy Statement, each for a term expiring at the 2018 annual meeting of stockholders, and until his or her successor is duly elected and qualifies;

•	Proposal 2 (Ratification of Ernst & Young LLP): The ratification of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2017;

•
Proposal 3 (Amended and Restated 2013 Equity Incentive Plan): The approval of the Armada Hoffler Properties, Inc. Amended and Restated 2013 Equity Incentive Plan (the “Amended Equity Incentive Plan”); and

•	To transact any other business that may properly come before the Annual Meeting or any adjournment(s) or postponements of the Annual Meeting.

 What are the Board’s voting recommendations?

The Board recommends that you vote as follows:

•	Proposal 1 (Election of Directors): “FOR” each of the eight Board nominees named in this Proxy Statement for election as directors;

•	Proposal 2 (Ratification of Ernst & Young LLP): “FOR” the ratification of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2017; and

•	Proposal 3 (2013 Amended and Restated Equity Incentive Plan): “FOR” the approval of the Amended Equity Incentive Plan.

Who is entitled to vote at the Annual Meeting?

Only holders of record of our common stock at the close of business on the Record Date (April 17, 2017) are entitled to receive notice of the Annual Meeting and to vote at the Annual Meeting. Our common stock constitutes the only class of securities entitled to vote at the Annual Meeting.

What are the voting rights of stockholders?

Each share of our common stock outstanding on the Record Date entitles its holder to cast one vote on each matter to be voted on.

No dissenters’ rights are provided under the Maryland General Corporation Law, our Articles of Amendment and Restatement or our bylaws with respect to any of the proposals described in this Proxy Statement.

Who can attend the Annual Meeting?

All holders of our common stock at the close of business on the Record Date (April 17, 2017), or their duly appointed proxies, are authorized to attend the Annual Meeting. Admission to the meeting will be on a first-come, first-served basis. If you attend the meeting, you may be asked to present valid photo identification, such as a driver’s license or passport, before being admitted. Cameras, recording devices and other electronic devices will not be permitted at the meeting. For directions to the Annual Meeting, contact Investor Relations at (757) 366-6684.

Please note that if you are the beneficial owner of shares held in “street name” (that is, through a bank, broker or other nominee), you will need to bring a copy of the brokerage statement reflecting your share ownership as of the Record Date.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Many stockholders hold their shares through a stockbroker, bank or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

•
Stockholder of record. If your shares are registered directly in your name with our transfer agent, Broadridge Financial Solutions, you are considered the stockholder of record of those shares and the Notice is being sent directly to you by us.

•
Beneficial owner of shares held in the street name. If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the “beneficial owner” of shares held in “street name,” and the Notice is being forwarded to you by your broker or nominee, which is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker how to vote your shares and are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote these shares in person at the Annual Meeting unless you bring with you a legal proxy from the organization that holds your shares giving you the right to vote the shares at the Annual Meeting.

What will constitute a quorum at the Annual Meeting?

The presence at the meeting, in person or by proxy, of the holders of a majority of our common stock outstanding on the Record Date (April 17, 2017) will constitute a quorum, permitting the stockholders to conduct business at the meeting. We will include abstentions and broker non-votes in the calculation of the number of shares considered to be present at the meeting for purposes of determining the presence of a quorum at the meeting. As of the Record Date, there were 37,968,135 shares of our common stock outstanding.

If a quorum is not present to transact business at the Annual Meeting or if we do not receive sufficient votes in favor of the proposals by the date of the Annual Meeting, the persons named as proxies may propose one or more adjournments of the Annual Meeting to permit solicitation of additional proxies. The chairperson of the Annual Meeting shall have the power to adjourn the Annual Meeting.

What are broker non-votes?

Broker non-votes occur when nominees, such as banks and brokers holding shares on behalf of beneficial owners, do not receive voting instructions from the beneficial owners at least ten days before the Annual Meeting. If that happens, the nominees may vote those shares only on matters deemed “routine” by the New York Stock Exchange (the “NYSE”), the exchange on which shares of our common stock are listed. On non-routine matters, nominees cannot vote without instructions from the beneficial owner, resulting in a so-called “broker non-vote.”

Proposal 2 (Ratification of Ernst & Young LLP) is the only proposal that is considered “routine” under the NYSE rules. If you are a beneficial owner and your shares are held in the name of a broker or other nominee, the broker or other nominee is permitted to vote your shares on the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2017, even if the broker or other nominee does not receive voting instructions from you.

Under NYSE rules, Proposal 1 (Election of Directors) and Proposal 3 (Approval of the Amended and Restated 2013 Equity Incentive Plan) are considered “non-routine” proposals. Consequently, if you do not give your broker or other nominee voting instructions, your broker or other nominee will not be able to vote on these proposals, and broker non-votes may exist with respect to the election of directors and approval of the Amended Equity Incentive Plan.

How many votes are needed for the proposals to pass?

The proposals to be voted on at the Annual Meeting have the following voting requirements:

•
Proposal 1 (Election of Directors): Directors are elected by plurality vote. There is no cumulative voting in the election of directors. Therefore, the eight director nominees receiving the highest number of “FOR” votes will be elected. For purposes of the election of directors, abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum.

•
Proposal 2 (Ratification of Ernst & Young LLP): The affirmative vote of a majority of the votes cast once a quorum has been established is required to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2017. For purposes of the vote on the ratification of Ernst & Young LLP as our independent registered public accounting firm, abstentions will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum.

•
Proposal 3 (Approval of the Amended and Restated 2013 Equity Incentive Plan): The affirmative vote of a majority of the votes cast is required to approve the Amended Equity Incentive Plan. For purposes of the vote on the approval of the Amended Equity Incentive Plan, abstentions will have the same effect as votes against the proposal and broker non-votes will not have any effect on the result of the vote. Both abstentions and broker non-votes will be considered present for the purposes of determining a quorum. In addition, the rules of the NYSE and Section 162(m) of the Internal Revenue Code, as amended (the “Code”), require that votes for the proposal must be at least a majority of the votes cast on the proposal (including votes for, against and abstentions).

Will any other matters be voted on?

As of the date of this Proxy Statement, we are not aware of any matters that will come before the Annual Meeting other than those disclosed in this Proxy Statement. If any other matters are properly brought before the Annual Meeting, the persons named in the accompanying proxy card will vote the shares represented by the proxies on the other matters in the manner recommended by our Board of Directors, or, if no such recommendation is given, in the discretion of the proxy holders.

How do I vote?

If you are a registered stockholder, you may submit your proxy by U.S. mail, Internet or telephone by following the instructions in the Notice. If you requested a paper copy of the proxy materials, you also may submit your proxy card by mail by following the instructions included with your proxy card. The deadline for submitting your proxy card by Internet or telephone is 11:59 a.m. Eastern Time on the day before the Annual Meeting date. The designated proxy will vote according to your instructions. You may also attend the Annual Meeting and vote in person.

If you are a street name or beneficial stockholder because your shares are held in a brokerage account or by a bank or other nominee, your broker or nominee firm will provide you with the Notice. Follow the instructions on the Notice to access our proxy materials and vote by Internet or to request a paper or email copy of our proxy materials. If you receive these materials in paper form, the materials include a voting instruction card so that you can instruct your broker or nominee how to vote your shares.

If you submit your proxy without specifying how you would like your shares voted, your shares will be voted in accordance with the Board’s recommendations specified above under “What are the Board’s voting recommendations?” and in accordance with the discretion of the proxy holders with respect to any other matters that may be voted upon at the Annual Meeting.

If I plan to attend the Annual Meeting, should I still vote by proxy?

Yes. Voting in advance does not affect your right to attend the Annual Meeting. If you send in your proxy card and also attend the Annual Meeting, you do not need to vote again at the Annual Meeting unless you want to change your vote. Written ballots will be available at the meeting for stockholders of record. Beneficial owners who wish to vote in person at the Annual Meeting must request a legal proxy from the organization that holds their shares and bring that legal proxy to the Annual Meeting.

How are proxy card votes counted?

If the notice and access proxy card is validly submitted and not subsequently revoked, it will be voted as directed by you. Unless contrary instructions are given, the persons designated as proxy holders on the proxy card will vote: “FOR” the election of all nominees for our Board of Directors named in this Proxy Statement; “FOR” the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2017; “FOR” the approval of the Amended Equity Incentive Plan; and as recommended by our Board of Directors with regard to any other matters that may properly come before the Annual Meeting, or, if no such recommendation is given, in their own discretion.

May I revoke my vote after I return my proxy card?

Yes. You may revoke a previously granted proxy and change your vote at any time before the taking of the vote at the Annual Meeting by (i) filing with our Corporate Secretary a written notice of revocation or a duly executed proxy card bearing a later date or (ii) attending the Annual Meeting and voting in person.

Who pays the costs of soliciting proxies?

We will pay the costs of soliciting proxies, including preparation and mailing of the Notice, preparation and assembly of this Proxy Statement, the proxy card and the 2016 Annual Report to Stockholders/Form 10-K for the year ended December 31, 2016, coordination of the Internet and telephone voting process, and any additional information furnished to you by the Company. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of our common stock beneficially owned by others to forward to such beneficial owners. We may reimburse persons representing beneficial owners of shares of our common stock for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by Internet and mail may be supplemented by telephone, facsimile, or personal solicitation by our directors, officers or other regular employees.

What are the implications of being an “emerging growth company”?

We are an “emerging growth company,” as defined in the Jumpstart Our Business Startups Act, enacted on April 5, 2012 (the “JOBS Act”). For as long as we are an “emerging growth company,” we may take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not “emerging growth companies,” including, but not limited to, not being required to comply with the auditor attestation requirements of Section 404(b) of the Sarbanes-Oxley Act, reduced disclosure obligations regarding executive compensation in our periodic reports and proxy statements, and exemptions from the requirements of holding stockholder advisory “say-on-pay” votes on executive compensation and stockholder advisory votes on golden parachute compensation.

Under the JOBS Act, we will remain an “emerging growth company” until the earliest of:

•	the last day of the fiscal year during which we have total annual gross revenues of $1 billion or more;

•	the last day of the fiscal year following the fifth anniversary of our initial public offering;

•	the date on which we have, during the previous three-year period, issued more than $1 billion in non-convertible debt; and

•
the date on which we are deemed to be a “large accelerated filer” under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (we will qualify as a large accelerated filer as of the first day of the first fiscal year after we have (i) more than $700 million in outstanding common equity held by our non-affiliates and (ii) been public for at least 12 months; the value of our outstanding common equity will be measured each year on the last day of our second fiscal quarter).

You should rely only on the information provided in this Proxy Statement. We have not authorized anyone to provide you with different or additional information. You should not assume that the information in this Proxy Statement is accurate as of any date other than the date of this Proxy Statement or, where information relates to another date set forth in this Proxy Statement, then as of that date.

PROPOSALS TO BE VOTED ON

Proposal 1: Election of Directors

Our Board of Directors is currently comprised of eight directors, all of whom have terms expiring at the Annual Meeting. The eight nominees below, all of whom are currently serving as directors of the Company, have been nominated by our Board of Directors for re-election to serve as directors for one-year terms until the 2018 annual meeting of stockholders and until their successors are duly elected and qualify. Based on its review of the relationships between the director nominees and the Company, our Board of Directors has affirmatively determined that the following directors are “independent” directors under the rules of the NYSE and under applicable rules of the Securities and Exchange Commission (the “SEC”): Messrs. George F. Allen, James A. Carroll, James C. Cherry and John W. Snow and Ms. Eva S. Hardy.

The Board knows of no reason why any nominee would be unable to serve as a director. If any nominee is unavailable for election or service, the Board may designate a substitute nominee and the persons designated as proxy holders on the proxy card will vote for the substitute nominee recommended by the Board. Under these circumstances, the Board may also, as permitted by our bylaws, decrease the size of our Board of Directors.

Nominees for Election for a One-Year Term Expiring at the 2018 Annual Meeting

The following table sets forth the name and age of each nominee for director, indicating all positions and offices with us currently held by the director.

Name	Age(1)	Title	Director Since
George F. Allen	65	Independent Director	2013
James A. Carroll	49	Independent Director	2013
James C. Cherry	66	Independent Director	2013
Louis S. Haddad	59	President, Chief Executive Officer, Director	2013
Eva S. Hardy	72	Independent Director	2015
Daniel A. Hoffler	68	Executive Chairman of the Board of Directors	2013
A. Russell Kirk	69	Vice Chairman of the Board of Directors	2013
John W. Snow	77	Lead Independent Director	2013

(1) Age as of April 25, 2017.

Set forth below are descriptions of the backgrounds and principal occupations of each of our directors, and the period during which he or she has served as a director.

George F. Allen. Mr. Allen has served as a director since our initial public offering. Mr. Allen currently serves as the President of George Allen Strategies, a consulting firm founded by Mr. Allen, as well as on the Board of Directors of several non-public technology companies, including Nano Risk Assessment, Inc. and as a strategic advisor to VT Group. He also serves on the Board of Advisors for NXT Energy Solutions, LLC, is an Ambassador for the Association for Passive Optical LAN and is the Co-Chairman for the National Association of Manufacturers Competitiveness Initiative. He is also presently the Reagan Ranch Presidential Scholar for the Young America’s Foundation. Mr. Allen previously served the Commonwealth of Virginia in the House of Delegates, U.S. House of Representatives, as Governor of Virginia and in the U.S. Senate. Mr. Allen also served as the Chairman of the National Republican Senatorial Committee for the 2004 election cycle. Mr. Allen holds an undergraduate degree and a law degree from the University of Virginia.

Based on his demonstrated leadership abilities and his experience in government representing a state in which we do a significant amount of business, we have determined that Mr. Allen should serve as a director.

James A. Carroll. Mr. Carroll has served as a director since our initial public offering. Mr. Carroll is the President and Chief Executive Officer of Crestline Hotels & Resorts, LLC, a leading hospitality management company that manages 112 hotel properties throughout 29 states and the District of Columbia. Mr. Carroll originally joined Barceló Crestline Corporation in 2004 as Senior Vice President and Treasurer. He was named Chief Financial Officer in 2006 and promoted to President and Chief Executive Officer of Crestline Hotels & Resorts, LLC in 2010. Prior to joining Crestline, Mr. Carroll held several operations and financial management positions at Dell, Inc. Mr. Carroll served as a Naval Aviator and Lieutenant in the United States Navy. Mr. Carroll holds an M.B.A. from the Harvard Business School and is a graduate of the U.S. Naval Academy.

Based on his experience in multiple executive roles at a leading company in the real estate industry, his demonstrated leadership abilities and his financial expertise, we have determined Mr. Carroll should serve as a director.

James C. Cherry. Mr. Cherry has served as a director since our initial public offering. He has served as CEO and as a director of Park Sterling Corporation (NASDAQ: PSTB), a bank holding company headquartered in Charlotte, North Carolina, since its formation in August 2010 and its wholly-owned subsidiary, Park Sterling Bank, a regional financial services company, since its initial public offering in August 2010. From 1974 until June 2006, Mr. Cherry served Wachovia Corporation and its principal Wachovia Bank in various leadership positions, including as Chairman and Chief Executive Officer for the Mid-Atlantic Banking Region at Wachovia Corporation, President of Virginia Banking, and Head of Trust and Investment Management. Prior to 1974, Mr. Cherry held various positions with North Carolina based banks including as Regional Executive, Area Executive, City Executive, Corporate Banking and Loan Administration Manager, and Retail Banking Branch Manager for Wachovia. He chaired the Virginia Bankers Association in 2006-2007.

Based on his experience as an executive at a publicly-traded company and his financial and banking expertise, we have determined that Mr. Cherry should serve as a director.

Louis S. Haddad. Mr. Haddad has served as our President and Chief Executive Officer and a director since the formation of the Company. Mr. Haddad has more than 25 years of experience in the commercial real estate industry. Mr. Haddad has served in executive roles within our predecessor entities since 1987, including Chief Executive Officer of our predecessor entities between 1999 and the completion of our initial public offering in 2013, and President of our predecessor between 1996 and 1999. From 1987 to 1996, Mr. Haddad served as President of Armada Hoffler Construction Company. Additionally, Mr. Haddad served as an on-site construction supervisor for Armada Hoffler Construction Company from 1985 until 1987. Prior to joining Armada Hoffler, Mr. Haddad worked at Harkins Builders, which provides construction management services, in Baltimore, Maryland.

Based on his knowledge of our company, its business and properties and his extensive experience in the commercial real estate and construction industries, we have determined that Mr. Haddad should serve as a director.

Eva S. Hardy. Ms. Hardy has served as a director since March 2015. Ms. Hardy retired as executive vice president of Public Policy and Corporate Communications at Dominion Resources in 2008, after 20 years as an executive with the company, where she was responsible for local, state and federal regulations in all states where Dominion did business, as well as media, communications and advertising. In addition to her private sector experience, Ms. Hardy spent 17 years in local and state government. Ms. Hardy currently serves on the VCU Health Systems Authority, the Virginia Community College Foundation and the Virginia Commonwealth Higher Education Board Appointments Committee. Ms. Hardy received a bachelor’s degree in political science from Hood College in Frederick, MD and a master’s degree in government and public administration from the American University, Washington, DC.

Based on her extensive experience in the public and private sectors, including as an executive at a publicly traded company, we have determined that Ms. Hardy should serve as a director.

Daniel A. Hoffler. Mr. Hoffler has served as the Executive Chairman of our Board of Directors since our initial public offering. Mr. Hoffler founded our predecessor entities in 1979 and served as chairman of the Board of Directors of our predecessor entities. Before founding our predecessor entities, Mr. Hoffler was employed as vice president of marketing for Eastern International, Inc., a commercial real estate development and construction company specializing in construction of warehouse and office buildings. Prior to that, Mr. Hoffler was employed as a regional manager for Dun and Bradstreet, a credit information provider. From 1992 through 1996, Mr. Hoffler served on the University of Virginia’s Board of Directors of Visitors. In 1987, he was chosen as the Outstanding Citizen of Hampton Roads, Virginia. In 1986, Mr. Hoffler was appointed to a five-year term in the Virginia Governor’s Advisory Board of Directors for Industrial Development for the Commonwealth of Virginia. Mr. Hoffler has also previously served on the boards of the Virginia Racing Commission, the Virginia Department of Game and Inland Fisheries, Virginia Department of Transportation and as Chair of the Hampton Roads Partnership. He is a former director of the Shaw Group. Mr. Hoffler graduated from Campbell College with a degree in business.

Based on his knowledge of our company, its business and properties and his extensive experience in the commercial real estate and construction industries, we have determined that Mr. Hoffler should serve as a director.

A. Russell Kirk. Mr. Kirk has served as the Vice Chairman of our Board of Directors since our initial public offering. Mr. Kirk brings to his role more than 35 years of experience in commercial real estate, tax, mergers and acquisitions and financial law. Mr. Kirk served as Vice Chairman of our predecessor entities, where he was responsible for strategic aspects of their businesses, including acquisition and development proposals, investment decisions, structuring partnerships and joint ventures, reviewing contracts, designing exit strategies as well as securing financial commitments from the company’s lenders. Prior to joining our predecessor entities in 1984, Mr. Kirk was a partner with the law firm of Kaufman & Canoles, where he practiced for ten years, specializing in structuring, marketing and financing real estate investments. Mr. Kirk also served on the Virginia Port Authority for eight years and served as its Chairman for a portion of that time. Mr. Kirk received a degree from the University of Virginia and graduated from Washington and Lee School of Law, where he was elected to the Order of the Coif.

Based on his knowledge of our company, its business and properties and his extensive experience in the commercial real estate and construction industries, we have determined that Mr. Kirk should serve as a director.

John W. Snow. Mr. Snow has served as our lead independent director since our initial public offering. Mr. Snow currently manages JWS Associates, a consulting firm founded by Mr. Snow in 2006. From February 2003 until June 2006, Mr. Snow served as United States Treasury Secretary under President George W. Bush, a position which allowed him to provide a guiding voice on domestic and global economic issues and steer the effort to pass the 2003 Jobs and Growth Tax Relief Act. Mr. Snow held the positions of Chairman and Chief Executive Officer of CSX Corporation (NYSE: CSX), a global transportation company, between 1989 and 2003. Between 1994 and 1996, Mr. Snow served as Chairman of the Business Roundtable, a prestigious business policy group comprised of 250 chief executive officers of the nation’s largest companies. During his time in this position, he made significant contributions to the passage of the North American Free Trade Agreement and various federal deficit reduction measures. Mr. Snow currently serves on the boards of Cerberus Capital Management LP, where he is non-executive chair, Marathon Petroleum Corporation (NYSE: MPC), a Fortune 500 oil refining, marketing and pipeline transport company, Dominion Midstream Partners, LP, a Delaware limited partnership formed by Dominion Resources, Inc. to grow a portfolio of natural gas terminaling, processing, storage, transportation and related assets, and Afiniti, a worldwide company specializing in applied artificial intelligence solutions. Mr. Snow previously served on the boards of International Consolidated Airlines Group, S.A. (NYSE ARCA Eu: IAG), a multinational airline holding company, from 2010 until 2013 and Amerigroup Corporation (NYSE: AGP), a multi-state managed health care company focused on managing publicly funded health care programs, from 2010 until 2012. Mr. Snow holds a B.A. from University of Toledo, a master’s from The Johns Hopkins University, a law degree from the George Washington University and a Ph.D in Economics from the University of Virginia.

Based on his extensive experience with complex economic issues, his service on the boards of multiple public companies and his exemplary record of leadership, we have determined that Mr. Snow should serve as a director.

Vote Required and Recommendation

Directors are elected by plurality vote. Therefore, the eight individuals with the highest number of affirmative votes will be elected to the eight directorships. For purposes of the vote on this proposal, abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES SET FORTH ABOVE.

Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm

The Audit Committee of our Board of Directors, which is composed entirely of independent directors, has appointed Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2017. After careful consideration of the matter and in recognition of the importance of this matter to our stockholders, the Board of Directors has determined that it is in the best interests of the Company and our stockholders to seek the ratification by our stockholders of the Audit Committee’s selection of our independent registered public accounting firm. A representative of Ernst & Young LLP will be present at the Annual Meeting, will have the opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Vote Required and Recommendation

The affirmative vote of the holders of a majority of all the votes cast at the Annual Meeting with respect to the matter is necessary for the approval of the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm. For purposes of vote on this proposal, abstentions will not be counted as votes cast and will have no effect on the result of the vote. Even if the appointment of Ernst & Young LLP as our independent registered public accounting firm is ratified, the Audit Committee may, in its discretion, change that appointment at any time during the year should it determine such a change would be in our and our stockholders’ best interests. In the event that the appointment of Ernst & Young LLP is not ratified, the Audit Committee will consider the appointment of another independent registered public accounting firm, but will not be required to appoint a different firm.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2017.

Relationship with Independent Registered Public Accounting Firm

Our consolidated financial statements for the years ended December 31, 2016 and 2015 have been audited by Ernst & Young LLP, which served as our independent registered public accounting firm for these years.

The following summarizes the fees billed by Ernst & Young LLP for services performed for the Company for the years ended December 31, 2016 and 2015:

	Year Ended December 31, 2016	Year Ended December 31, 2015
Audit Fees(1)	$1,094,153	$969,509
Tax Fees(2)	222,655	233,536
All Other Fees(3)	1,995	1,995
Total	$1,318,803	$1,205,040

(1)
Audit fees for 2016 and 2015 include fees for the annual audit of the consolidated financial statements of the Company included in the Company’s Annual Report on Form 10-K, reviews of the condensed consolidated financial statements of the Company included in the Company’s Quarterly Reports on Form 10-Q, and the issuance of comfort letters and consents in connection with the Company’s registration statements filed with the SEC.

(2)	Tax fees include fees for tax compliance services and tax planning.

(3)	All other fees include fees for online resources provided by Ernst & Young LLP.

Pre-Approval Policies and Procedures

The Audit Committee’s policy is to review and pre-approve, either pursuant to the Audit Committee Pre-Approval Policy or through a separate pre-approval by the Audit Committee, any engagement of the Company’s independent auditor to provide any permitted non-audit service to the Company. Pursuant to the Audit Committee Pre-Approval Policy, which the Audit Committee reviews and reassesses periodically, a list of specific services within certain categories of services, including audit, audit-related and tax services, are specifically pre-approved for the upcoming or current fiscal year, subject to an aggregate maximum annual fee payable by us for each category of pre-approved services. Any service that is not included in the approved list of services must be separately pre-approved by the Audit Committee. In addition, the Audit Committee may delegate authority to its chairperson to pre-approve engagements for the performance of audit and non-audit services. The chairperson must report all pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee approved 100% of the audit-related fees, tax fees and other fees for the year ended December 31, 2016.

Proposal 3: Approval of Amended and Restated 2013 Equity Incentive Plan

At the Annual Meeting, stockholders will be asked to approve the Amended and Restated 2013 Equity Incentive Plan (the “Amended Equity Incentive Plan”), which was adopted, subject to stockholder approval, by our Board of Directors in February 2017 upon the recommendation of the Compensation Committee. The Amended Equity Incentive Plan reflects the following amendments to the Armada Hoffler Properties, Inc. 2013 Equity Incentive Plan (the “Equity Incentive Plan”), which are subject to stockholder approval:

•
Increase in Aggregate Share Limit. The Amended Equity Incentive Plan increases by 1,000,000 shares the number of shares of our common stock available for awards granted under the Equity Incentive Plan to an aggregate of 1,700,000 shares. The 1,000,000 share increase represents approximately 1.8% of the combined total of the outstanding shares of our common stock and units of limited partnership interest (“OP units”) of Armada Hoffler, L.P., the Company's operating partnership subsidiary (the “Operating Partnership”) as of April 17, 2017.

•	Extension of Term of Equity Incentive Plan. The Amended Equity Incentive Plan extends the term of the Equity Incentive Plan to June 13, 2027, the day before the 10th anniversary of the Annual Meeting.

•
Increase Section 162(m) Exemption Limits. The Amended Equity Incentive Plan increases the individual annual grant limit on awards intended to qualify for the performance-based compensation exemption under Section 162(m) of the Code to 300,000 shares (in the case of stock-based awards) and $3,000,000 (in the case of cash awards).

•
Non-Employee Director Compensation Limit. The Amended Equity Incentive Plan includes a limit on the combined value of equity awards granted and cash compensation paid in any one year to any non-employee director.

If stockholders do not approve the Amended Equity Incentive Plan, the Equity Incentive Plan will remain in effect.

We are seeking stockholder approval of the Amended Equity Incentive Plan to satisfy NYSE listing rules relating to stockholder approval of equity compensation plans, and the stockholder approval requirements under the Code relating to Incentive Stock Options and the performance-based compensation exception under Section 162(m) of the Code (“Section 162(m)”). Section 162(m) places a limit of $1.0 million on the amount a publicly-traded corporation may deduct in any one year for compensation paid to its chief executive officer and certain other of its most highly compensated executive officers. Compensation that qualifies as performance-based compensation for purposes of Section 162(m) is not subject to this deductibility limit. For awards to qualify for this exception, among other requirements, stockholders must approve the material terms of the plan under which the awards are paid. For this purpose, the material terms of the plan include (i) the plan’s eligibility provisions, (ii) a description of the business criteria on which the performance goals are based, and (iii) the maximum amount of compensation that can be paid to any one person under the plan during a specified period. The rules and regulations promulgated under Section 162(m) are complicated and subject to change from time to time, potentially with retroactive effect. In addition, a number of requirements must be met in order for compensation to so qualify for the performance-based compensation exemption, and the Company may choose to grant awards that do not qualify for the performance-based compensation exemption. As such, there can be no assurance that any compensation awarded or paid under the plan will be deductible under all circumstances.

Although we do not believe it is necessary to meet the requirements of the performance-based compensation exception to Section 162(m) due to the structure of our company, out of an abundance of caution, we are, nevertheless, asking stockholders to approve the material terms of the Amended Equity Incentive Plan to satisfy the Section 162(m) stockholder approval requirements. See “Description of the Amended Equity Incentive Plan— Certain U.S. Federal Income Tax Consequences—Section 162(m)”

Background of the Plan

Before our IPO, our Board of Directors adopted, and our stockholder approved, the Equity Incentive Plan for the purpose of recruiting and retaining employees and other service providers with ability and initiative by enabling such persons to participate in the future success of the Company and its affiliates and to align their interests with those of the Company and its stockholders. The Amended Equity Incentive Plan provides for the grant of stock options, stock appreciation rights, share awards, performance units, incentive awards, dividend equivalent rights, and other equity-based awards, including long-term incentive units (“LTIP units”), which are units in the Operating Partnership that are intended to qualify as profits interests under federal income tax laws.

The current Equity Incentive Plan provides that up to 700,000 shares of our common stock can be issued pursuant to awards under the Equity Incentive Plan. As of April 17, 2017, an aggregate of 595,967 shares have been issued pursuant to the Equity Incentive Plan, leaving only 104,033 shares of our common stock available for future awards under the Equity Incentive Plan (not counting the 1,000,000 share increase being sought in this proposal).

Discussion of the Increase in Aggregate Share Limit

Our Board of Directors approved the 1,000,000 share increase in the number of shares available for future awards under the Amended Equity Incentive Plan based on its belief that the number of shares currently available under the Equity Incentive Plan does not give the Company sufficient flexibility to adequately provide for future equity-based incentives. In light of the continued growth of the Company’s property portfolio, the Board believes that the ability to grant equity awards is a necessary and powerful recruiting and retention tool for the Company to assist in obtaining the quality officers, directors and employees it needs to continue executing our business strategies.

The Compensation Committee (which administers the Equity Incentive Plan) recognizes its responsibility to strike a balance between stockholder concerns regarding the potential dilutive effect of equity awards and the ability to attract, retain and reward individuals whose contributions are critical to the long-term success of the Company. The Compensation Committee anticipates that the additional shares requested will provide sufficient flexibility to enable the Company to make awards in accordance with our equity incentive program through the end of the fiscal year ending December 31, 2019.

The Compensation Committee believes that the additional shares are necessary for the Company to offer a competitive compensation program. The Equity Incentive Plan is the Company’s only active equity incentive plan and the current number of shares remaining available for future grants is insufficient to provide any meaningful recruitment or retention benefit to prospective or current employees. If stockholders do not approve the proposed increase in shares authorized under the plan, the Company believes it will not have enough shares available for equity-based grants to continue to successfully attract and retain the best possible talent.

Description of the Amended Equity Incentive Plan

The complete text of the Amended Equity Incentive Plan is set forth as Appendix A hereto. The following is a summary of the material features of the Amended Equity Incentive Plan and is qualified in its entirety by reference to Appendix A. A marked copy of the Amended Equity Incentive Plan that shows the changes to the Equity Incentive Plan is set forth as Appendix B hereto. For ease of reference, the marked copy of the Amended Equity Incentive Plan shows the deleted text in strikethrough format and added text underlined.

Administration of the Amended Equity Incentive Plan. The Amended Equity Incentive Plan is administered by the Compensation Committee. The Compensation Committee determines eligibility for and designates participants of the Amended Equity Incentive Plan, determines the type and amount of awards to be granted, determines the timing, terms, and conditions of any award, and makes other determinations and interpretations as provided in the Amended Equity Incentive Plan. During any period of time in which we do not have a Compensation Committee, the Amended Equity Incentive Plan will be administered by our Board of Directors or another committee appointed by our Board of Directors. The Compensation Committee, in its discretion, may delegate to the Chief Executive Officer all or part of its authority and duties with respect to grants and awards to individuals who are not subject to the reporting and other provisions of Section 16 of the Exchange Act. References below to the Compensation

Committee include a reference to our Board of Directors or another committee appointed by our Board of Directors for those periods in which our Board of Directors or such other committee is acting.

Eligible Participants. All of our employees and the employees of our subsidiaries and affiliates, including the Operating Partnership, and members of our Board of Directors, are eligible to receive awards under the Amended Equity Incentive Plan. In addition, any other individual who provides significant services to us or an affiliate (including to our Operating Partnership) may receive awards under the Amended Equity Incentive Plan, and the Compensation Committee may grant awards to an individual as an inducement to such individual becoming eligible to participate in the Amended Equity Incentive Plan prior to the date that the individual performs services for us or our affiliates, provided that such awards may not become vested or exercisable prior to the date the individual performs services for us or an affiliate.

As of April 17, 2017, we had 152 employees, five non-employee directors and one consultant or advisor who are eligible to be selected to receive awards under the Amended Equity Incentive Plan.

The future benefits that will be received under the Amended Equity Incentive Plan by particular individuals or groups are not determinable at this time. As of April 17, 2017, Louis S. Haddad, our President and Chief Executive Officer, had been granted awards representing an aggregate of 58,710 shares under the Equity Incentive Plan, Anthony P. Nero, our former President of Development, had been granted awards representing an aggregate of 31,512 shares under the Equity Incentive Plan and Eric E. Apperson, our President of Construction had been granted awards representing an aggregate of 31,512 shares under the Equity Incentive Plan.  All current executive officers as a group had been granted an aggregate of 306,894 shares under the Equity Incentive Plan, and 20,000 performance units. All current non-executive officers as a group had been granted an aggregate of 185,160 shares under the Equity Incentive Plan. All current directors who are not executive officers, each of whom is a nominee for election as a director, as a group had been granted awards representing an aggregate of 60,972 shares under the Equity Incentive Plan. No associates of such directors, executive officers or nominees have been granted options under the Equity Incentive Plan. All employees and directors as a group had been granted awards representing an aggregate of 625,204 shares under the Equity Incentive Plan. No consultants and advisors have been granted options under the Equity Incentive Plan. No other person has received or is expected to receive five percent or more of the awards under the Equity Incentive Plan. The closing price of the Company’s common stock on the NYSE on April 24, 2017 was $14.49.

Share Authorization.  Currently, the maximum aggregate number of shares that may be issued under the Equity Incentive Plan is 700,000 shares, of which only 104,033 shares remain available for future issuance under the Equity Incentive Plan. If stockholders approve the Amended Equity Incentive Plan, the maximum aggregate number of shares that may be issued under the Equity Incentive Plan will be increased by 1,000,000 shares to a total of 1,700,000, and, as a result, the Company will have approximately 1,104,033 shares available for future awards under the Amended Equity Incentive Plan (excluding any awards that are forfeited prior to approval of the Amended Equity Incentive Plan).

Annual 162(m) Limit. No participant may be granted awards intended to qualify for the performance-based compensation exemption under Section 162(m) of the Code in any calendar year with respect to more than 300,000 shares of our common stock or OP units. This limit applies separately with respect to each type of award permitted under the Amended Equity Incentive Plan, except that tandem options and stock appreciation rights are treated as one type of award.

Non-Employee Director Limit. The combined maximum number of shares and LTIP units subject to awards granted during any calendar year to any non-employee director, taken together with any cash fees paid during the calendar year in respect of the non-employee director’s service as a member of the Board of Directors (including service as lead independent director or as a member or chair of any regular committees of the Board of Directors), may not exceed $500,000 in total value (calculating the value of any such awards based on the grant date fair value of such awards for financial reporting purposes). The Compensation Committee may make exceptions to this limit for a non-executive chair of the Board of Directors or, in extraordinary circumstances, for other individual directors, as it may determine in its discretion, provided that the non-employee director receiving such additional compensation may not participate in the decision to award such compensation.

Share Usage.  Shares of common stock that are subject to awards are counted against the Amended Equity Incentive Plan share limit as one share for every one share subject to the award. LTIP units issued under the Amended Equity Incentive Plan will reduce the maximum aggregate number of shares of common stock that may be issued under the plan on a one-for-one basis, meaning each such LTIP unit will be treated as an award of common stock. If any shares of common stock are subject to awards are not purchased or forfeited or expire or other terminate, the number of shares of common stock counted against the aggregate number of shares of common stock available under the Amended Equity Incentive Plan with respect to such award will, to the extent of any such forfeiture, termination or expiration, again be available for future awards or grants under the Plan in the same amount as such shares of common stock were counted against the individual grant limit. The number of shares available for issuance under the Amended Equity Incentive Plan will not be increased by (i) any shares of common stock tendered or withheld or awards surrendered in connection with the purchase of shares of common stock upon exercise of an option, (ii) any shares of common stock deducted or delivered from an award payment in connection with the Company’s tax withholding obligations or (iii) any shares of common stock purchased by the Company with proceeds from option exercises.

Stock Options. The Amended Equity Incentive Plan authorizes the Compensation Committee to grant incentive stock options (“ISOs”) (under Section 422 of the Code) and options that do not qualify as incentive stock options or nonqualified stock options (“NQSOs”). The exercise price of each option will be determined by the Compensation Committee, provided that the price cannot be less than 100% of the fair market value of shares of our common stock on the date on which the option is granted. If we were to grant incentive stock options to any 10% stockholder, the exercise price may not be less than 110% of the fair market value of shares of our common stock on the date of grant. The term of an option cannot exceed ten years from the date of grant. If we were to grant incentive stock options to any 10% stockholder, the term cannot exceed five years from the date of grant. The Compensation Committee determines at what time or times each option may be exercised and the period of time, provided, however, that options granted under the Amended Equity Incentive Plan may not be first exercisable in a calendar year for common stock having a fair market value (determined as of the date such option is granted) exceeding $100,000. Subject to rules established by the Compensation Committee and unless otherwise provided in an award agreement, the exercise price for an option is payable (i) in cash or cash equivalents or, to the extent the award agreement provides, (ii) by the surrender of shares of common stock (or attestation of ownership of such shares) with an aggregate fair market value, on the date on which the option is exercised, of the exercise price, (iii) by payment through a broker in accordance with procedures set forth by us or (iv) any other form approved by the Compensation Committee, including net exercise.

     Stock Appreciation Rights.   The Amended Equity Incentive Plan authorizes the Compensation Committee to grant stock appreciation rights that provide the recipient with the right to receive, upon exercise of the stock appreciation right, cash, common stock or a combination of the two. Stock appreciation rights may be granted in tandem with an option grant or independently from an option grant. The amount that the recipient will receive upon exercise of the stock appreciation right generally will equal the excess of the fair market value of shares of the common stock on the date of exercise over the shares’ fair market value on the date of grant. Stock appreciation rights will become exercisable in accordance with terms determined by the Compensation Committee; provided, however that a stock appreciation right issued in tandem with an incentive stock option may be exercised only to the extent that the related option is exercisable and only when the fair market value of shares of the common stock on the date of exercise exceeds the option price of the related option. The term of a stock appreciation right cannot exceed ten years from the date of grant, and the term of a stock appreciation issued in tandem with an option to any 10% stockholder cannot exceed five years.

Stock Awards.    The Amended Equity Incentive Plan also provides for the grant of stock awards, including restricted stock. A stock award is an award of shares of common stock that may be subject to restrictions on transferability and other restrictions as the Compensation Committee determines in its sole discretion on the date of grant. The restrictions, if any, may lapse over a specified period of time or through the satisfaction of conditions, in installments or otherwise, as the Compensation Committee may determine. A participant who receives restricted stock will have all of the rights of a stockholder as to those shares, including, without limitation, the right to vote and the right to receive dividends on the shares (to the extent the dividends are provided with respect to an award that vests or is earned based upon achievement of performance goals, any dividends will not be paid currently, but instead will be paid only to the extent the award vests). During the period, if any, when stock awards are non-transferable or forfeitable, a participant is prohibited from selling, transferring, assigning, pledging, exchanging, hypothecating or otherwise encumbering or disposing of his or her award shares.

Performance Awards.    The Amended Equity Incentive Plan also authorizes the Compensation Committee to grant performance unit awards. Performance unit awards represent the participant’s right to receive an award stated with reference to a specified number of shares of common stock or other securities or property that entitles the holder to receive a payment for each specified unit equal to the value of the performance unit on the date of payment. The Compensation Committee will determine the applicable performance period, the performance goals and such other conditions that apply to the performance award. If an award other than an option or a SAR is intended to qualify for the performance-based compensation exemption under section 162(m), the award will be subject to one or more of the following performance goals, as determined by the Compensation Committee, alone or in combination, and with or without adjustment: funds from operations (“FFO”); adjusted FFO; normalized FFO; earnings before income taxes, depreciation and amortization (“EBITDA”); adjusted EBITDA; return on capital assets, development, investment or equity; total earnings; revenues or sales; earnings per share of Common Stock; return on capital; Fair Market Value; total stockholder return, including any comparisons with stock market indices; cash flow; acquisitions or strategic transactions; operating income (loss); gross or net profit levels; productivity; expenses; margins; operating efficiency; working capital; portfolio or regional occupancy rates; or performance or yield on development or redevelopment activities. Awards that are not intended to qualify for the performance-based exception under section 162(m) may be based on the above-described performance goals or any other performance goals. A performance goal may be expressed on an absolute basis or relative to the performance of one or more similarly situated companies or a published index. When establishing performance goals, the Compensation Committee may exclude any or all special, unusual or extraordinary items as determined under U.S. generally accepted accounting principles, including, without limitation, the charges or costs associated with restructurings of the Company, discontinued operations, other unusual or nonrecurring items and the cumulative effects of accounting changes. To the extent permitted under Section 162(m) of the Code (for any award that is intended to constitute “performance based compensation” under Section 162(m) of the Code), the Compensation Committee may also adjust the performance goals as it deems equitable in recognition of unusual or nonrecurring events affecting the Company, changes in applicable tax laws or accounting principles or such other factors as the Compensation Committee may determine. If the performance goals are met, performance awards will be paid in cash, shares of common stock, other securities or property or a combination thereof. No fractional shares may be paid when a performance unit award is made, and the recipient will receive a cash payment in lieu thereof.

Dividend Equivalents.   The Compensation Committee may grant dividend equivalents in connection with the grant of any performance units or other equity-based awards (as defined in the Amended Equity Incentive Plan). Dividend equivalents may be paid in cash or may be deemed reinvested in additional shares of stock and may be payable in cash, common stock or a combination of the two. To the extent the dividend equivalents are provided with respect to an award that vests or is earned based upon achievement of performance goals, any dividend equivalents will not be paid currently, but instead will be paid only to the extent the award vests. The Compensation Committee will determine the terms of any dividend equivalents.

Incentive Awards. The Compensation Committee may grant incentive awards, which entitles the recipient to receive a cash payment from the Company or an affiliate relating to the achievement of performance objectives as prescribed by the Compensation Committee. If an incentive award is intended to qualify for the performance-based compensation exemption under section 162(m), the award will be subject to one or more of the following performance goals, as determined by the Compensation Committee, alone or in combination, and with or without adjustment: FFO; adjusted FFO; normalized FFO; EBITDA; adjusted EBITDA; return on capital assets, development, investment or equity; total earnings; revenues or sales; earnings per share of Common Stock; return on capital; Fair Market Value; total stockholder return, including any comparisons with stock market indices; cash flow; acquisitions or strategic transactions; operating income (loss); gross or net profit levels; productivity; expenses; margins; operating efficiency; working capital; portfolio or regional occupancy rates; or performance or yield on development or redevelopment activities. Incentive awards that are not intended to qualify for the performance-based exception under section 162(m) may be based on the above-described performance goals or any other performance goals. Awards that are not intended to qualify for the performance-based exception under section 162(m) may be based on the above-described performance goals or any other performance goals. A performance goal may be expressed on an absolute basis or relative to the performance of one or more similarly situated companies or a published index. When establishing performance goals, the Compensation Committee may exclude any or all special, unusual or extraordinary items as determined under U.S. generally accepted accounting principles, including, without limitation, the charges or costs associated with restructurings of the Company, discontinued operations, other unusual or nonrecurring items and the cumulative effects of accounting changes. To the extent permitted under Section 162(m) of the Code (for any award that is intended to constitute “performance based compensation” under Section 162(m) of the Code), the Compensation Committee may also adjust the performance goals as it deems equitable in recognition of unusual or nonrecurring events affecting the Company, changes in applicable tax laws or accounting principles or such other factors as the Compensation Committee may determine. The amount will be determined by the Compensation Committee and paid in a single lump sum payment in cash, shares of common stock or combination of both; provided, however, that no individual may receive an incentive award payment intended to qualify for the performance-based compensation exemption under Section 162(m) of the Code in any calendar year that exceeds $3,000,000.

Other Equity-Based Awards.  The Compensation Committee may grant other types of equity-based awards under the Amended Equity Incentive Plan, including LTIP units. Other equity-based awards are payable in cash, common stock or other equity, or a combination thereof, and may be restricted or unrestricted, as determined by the Compensation Committee. The terms and conditions that apply to other equity-based awards are determined by the Compensation Committee.

LTIP units are a special class of OP units. We will not receive a tax deduction with respect to the grant, vesting or conversion of any LTIP unit. The vesting period for any LTIP units, if any, will be determined at the time of issuance. Each LTIP unit, whether vested or not, will receive the same quarterly per unit profit distribution as the other outstanding OP units, which profit distribution will generally equal the per share distribution on a share of our common stock. Initially, each LTIP unit will have a capital account of zero and, therefore, the holder of the LTIP unit would receive nothing if our Operating Partnership were liquidated immediately after the LTIP unit is awarded. However, the limited partnership agreement of our Operating Property requires that “book gain” or economic appreciation in the assets realized by our Operating Partnership, whether as a result of an actual asset sale or upon the revaluation of the assets, as permitted by applicable regulations promulgated by the U.S. Treasury Department, or Treasury Regulations, be allocated first to LTIP units until the capital account per LTIP unit is equal to the capital account per unit of our Operating Partnership. The applicable Treasury Regulations provide that assets of our Operating Partnership may be revalued upon specified events, including upon additional capital contributions by us or other partners of our Operating Partnership or a later issuance of additional LTIP units.

Tax Withholding. We may deduct or withhold, or require a participant to remit, an amount sufficient to satisfy federal, state, or local taxes required by law or regulation to be withheld with respect to any taxable event arising as a result of the Amended Equity Incentive Plan. We may allow participants to satisfy up to the maximum withholding requirements (or such lesser amount as is necessary to avoid adverse accounting treatment), in whole or in part, by having us withhold, or by tendering to us, fully vested shares of common stock having a fair market value equal to the minimum withholding obligation.

Return of Awards; Repayment.  Any awards granted pursuant to the Amended Equity Incentive Plan will be subject to repayment to us to the extent provided under the terms of any “clawback” or repayment policy that we adopt and that is in effect on the date that the payment was made, on the date the award was granted or, as applicable, the date the option or stock appreciation right was exercised or the date the stock award, performance award or other equity-based award is vested or earned.

Adjustments for Stock Dividends and Similar Events. The Compensation Committee will make appropriate adjustments in outstanding awards and the number of shares available for issuance under the Amended Equity Incentive Plan, including the individual limitations on awards, to reflect stock dividends and other similar events.

Change in Control.    If we experience a change in control in which outstanding awards that are not exercised prior to the change in control will not be assumed or continued by the surviving entity, the Compensation Committee may cause outstanding options and stock appreciation rights to become fully exercisable, outstanding stock awards to become transferrable and nonforfeitable, and outstanding performance units, incentive awards and other equity-based awards to become earned and nonforfeitable in their entirety. The Compensation Committee may, in its discretion, either (1) provide that each option, stock appreciation right, incentive award, stock award and performance unit any other equity-based award be assumed by or substituted by the surviving entity or (2) cancel such awards in exchange for payment in cash, common stock or other securities or consideration received by stockholders in the change of control transaction. The amount of the payment will be (a) the amount by which the price per share received by stockholders in the change of control transaction exceeds the option price or initial value in the case of an option and stock appreciation right, or (b) the price per share received by stockholders for each share of common stock subject to a stock award, performance unit or other equity-based award, (c) the value of the other securities or property in which the performance unit or other equity-based award is denominated or (d) the amount payable under an incentive award on account of meeting all of the performance objectives.

In summary, a change in control under the Amended Equity Incentive Plan occurs if:

•
a person, entity or affiliated group (with certain exceptions) acquires, directly or indirectly, in a transaction or series of transactions, 50% or more of the total combined voting power or our common stock;

•
during any period of two consecutive years, individuals who at the beginning of such period constitute our Board of Directors cease for any reason to constitute a majority of our Board of Directors, treating any individual whose election or nomination was approved by a majority of the incumbent directors as an incumbent director for this purpose;

•
the consummation of a merger or consolidation of the Company or any direct or indirect subsidiary of the Company with any other corporation unless the voting securities of the Company continue to represent more than 50% of the combined voting power and common stock of the Company or such surviving entity immediately after such merger or consolidation; or

•	we sell or dispose of all or substantially all of our assets.

Transferability of Awards.    Except as otherwise permitted in an award agreement or by the Compensation Committee, awards under the Amended Equity Incentive Plan are not transferable other than by a participant’s will or the laws of descent and distribution.

Term and Amendment.   Our Board of Directors may amend or terminate the Amended Equity Incentive Plan at any time; provided that no amendment may adversely impair the benefits of participants with respect to outstanding awards without the participants’ consent. Our stockholders must approve any amendment if such approval is required under applicable law or stock exchange requirements. Our stockholders also must approve any amendment that materially increases the benefits accruing to participants or materially increases the aggregate number of shares of common stock that may be issued, or materially modifies the requirements as to eligibility for participation. Unless terminated sooner by our Board of Directors, the Amended Equity Incentive Plan will terminate on the tenth anniversary of its approval by our stockholders.

Certain U.S. Federal Income Tax Consequences

The following is a brief description of the principal federal income tax consequences relating to options awarded under the Amended Equity Incentive Plan. This summary is based on the understanding of present federal income tax law and regulations. The summary does not purport to be complete or applicable to every specific situation.

Consequences to the Optionholder Grant. There are no federal income tax consequences to the optionholder solely by reason of the grant of ISOs or NQSOs under the Amended Equity Incentive Plan.

Exercise. The exercise of an ISO is not a taxable event for regular federal income tax purposes if certain requirements are satisfied, including the requirement that the optionholder generally must exercise the ISO no later than three months following the termination of the optionholder’s employment with the Company. However, such exercise may give rise to alternative minimum tax liability (see “ Alternative Minimum Tax” below).

Upon the exercise of an NQSO, the optionholder will generally recognize ordinary income in an amount equal to the excess of the fair market value of the shares of common stock at the time of exercise over the amount paid therefor by the optionholder as the exercise price. The ordinary income, if any, recognized in connection with the exercise by an optionholder of an NQSO will be subject to both wage and employment tax withholding if the optionholder is an employee.

The optionholder’s tax basis in the shares acquired pursuant to the exercise of an option will be the amount paid upon exercise plus, in the case of an NQSO, the amount of ordinary income, if any, recognized by the optionholder upon exercise thereof.

Qualifying Disposition. If an optionholder disposes of shares of common stock acquired upon exercise of an ISO in a taxable transaction, and such disposition occurs more than two years from the date on which the option was granted and more than one year after the date on which the shares were transferred to the optionholder pursuant to the exercise of the ISO, the optionholder will recognize long-term capital gain or loss equal to the difference between the amount realized upon such disposition and the optionholder’s adjusted basis in such shares (generally the option exercise price).

Disqualifying Disposition. If the optionholder disposes of shares of common stock acquired upon the exercise of an ISO (other than in certain tax free transactions) within two years from the date on which the ISO was granted or within one year after the transfer of shares to the optionholder pursuant to the exercise of the ISO, at the time of disposition the optionholder will generally recognize ordinary income equal to the lesser of (i) the excess of each such share’s fair market value on the date of exercise over the exercise price paid by the optionholder or (ii) the optionholder’s actual gain (i.e., the excess, if any, of the amount realized on the disposition over the exercise price paid by the optionholder). If the total amount realized in a taxable disposition (including return of capital and capital gain) exceeds the fair market value on the date of exercise of the shares of common stock purchased by the optionholder under the option, the optionholder will recognize a capital gain in the amount of such excess. If the optionholder incurs a loss on the disposition (i.e., if the total amount realized is less than the exercise price paid by the optionholder), the loss will be a capital loss.

Other Disposition. If an optionholder disposes of shares of common stock acquired upon exercise of an NQSO in a taxable transaction, the optionholder will recognize capital gain or loss in an amount equal to the difference between the optionholder’s basis (as discussed above) in the shares sold and the total amount realized upon disposition. Any such capital gain or loss (and any capital gain or loss recognized on a disqualifying disposition of shares of common stock acquired upon exercise of ISOs as discussed above) will be short-term or long-term depending on whether the shares of common stock were held for more than one year from the date such shares were transferred to the optionholder.

Alternative Minimum Tax. Alternative minimum tax, or AMT, is payable if and to the extent the amount thereof exceeds the amount of the taxpayer’s regular tax liability, and any AMT paid generally may be credited against future regular tax liability (but not future AMT liability). AMT applies to alternative minimum taxable income.

For AMT purposes, the spread upon exercise of an ISO (but not an NQSO) will be included in alternative minimum taxable income, and the taxpayer will receive a tax basis equal to the fair market value of the shares of common stock at such time for subsequent AMT purposes. However, if the optionholder disposes of the ISO shares in the year of exercise, the AMT income cannot exceed the gain recognized for regular tax purposes, provided that the disposition meets certain third-party requirements for limiting the gain on a disqualifying disposition. If there is a disqualifying disposition in a year other than the year of exercise, the income on the disqualifying disposition is not considered alternative minimum taxable income.

Consequences to the Company. There are no federal income tax consequences to the Company by reason of the grant of ISOs or NQSOs or the exercise of an ISO (other than disqualifying dispositions).

At the time the optionholder recognizes ordinary income from the exercise of an NQSO, we will be entitled to a federal income tax deduction in the amount of the ordinary income so recognized (as described above), provided that we satisfy the tax reporting obligations. To the extent the optionholder recognizes ordinary income by reason of a disqualifying disposition of the stock acquired upon exercise of an ISO, we will be entitled to a corresponding deduction in the year in which the disposition occurs.

We will be required to report to the Internal Revenue Service any ordinary income recognized by any optionholder by reason of the exercise of an NQSO or upon a disqualifying disposition of an ISO. We will be required to withhold income and employment taxes (and pay the employer’s share of employment taxes) with respect to ordinary income recognized by employee optionholders upon the exercise of an NQSO, but not upon a disqualifying disposition of an ISO.

SARs. With respect to SARs, the fair market value of the shares issued or the amount of cash paid by the Company upon exercise of such rights will be taxable as ordinary income to the holder of the rights and will be deductible by the Company, in each case as of the date of exercise. Gain or loss on the subsequent sale of any such shares will be eligible for capital gain or loss treatment by the recipient and will have no federal income tax consequences to the Company.

Parachute Limitation.  Unless a recipient is party to another agreement that addressed Sections 280G and 4999 of the Code, to the extent any payment or benefit would be subject to an excise tax imposed under Section 4999 of the Code, such amounts may be subject to a “best pay cap” reduction to the extent necessary so that the executive receives the greater of the (i) net amount of the payment and benefits reduced such that such payments and benefits will not be subject to the excise tax and (ii) net amount of the payments and benefits without reduction but with the executive paying the excise tax liability.

Section 162(m).  Section 162(m) generally precludes a publicly held corporation from a federal income tax deduction for a taxable year for compensation in excess of $1.0 million paid to certain of its executive officers. Certain performance-based compensation exceptions are available; however, our company is structured such that compensation is deducted at the operating partnership level, not the corporation. The IRS has previously issued a private letter ruling holding that Section 162(m) does not apply to compensation paid to employees of a REIT's operating partnership. Consistent with that ruling, we have taken a position that compensation expense paid and incurred at the operating partnership level is not subject to the Section 162(m) limit. As such, the Compensation Committee does not believe that it is necessary to meet the requirements of the performance-based compensation exception to Section 162(m). As private letter rulings are applicable only for the taxpayer who obtains the ruling, and we have not obtained a private letter ruling addressing this issue, there can be no assurance that the IRS will not challenge our position that Section 162(m) does not apply to compensation paid at the operating partnership level. Out of an abundance of caution, we are, nevertheless, asking in this proposal that stockholders approve the material terms of the Amended Equity Plan to satisfy the Section 162(m) stockholder approval requirements.

Section 409A.  We intend to administer the Amended Equity Incentive Plan so that awards will be exempt from, or will comply with, the requirements of Section 409A of the Code; however, we do not warrant that any award under the Amended Equity Incentive Plan will qualify for favorable tax treatment under Section 409A of the Code or any other provision of federal, state, local or foreign law.

Vote Required and Recommendation

The affirmative vote of a majority of all the votes cast at the Annual Meeting is required to approve the Amended Equity Incentive Plan. In addition, the rules of the NYSE and Section 162(m) of the Code require that votes for the proposal must be at least a majority of the votes cast on the proposal (including votes for, against and abstentions). Accordingly, while broker non-votes will not have any legal effect on whether this proposal is approved, abstentions will have the legal effect of votes “AGAINST” the proposal.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE AMENDED EQUITY INCENTIVE PLAN.

CORPORATE GOVERNANCE AND BOARD MATTERS

Corporate Governance Profile

We have structured our corporate governance in a manner we believe closely aligns our interests with those of our stockholders. Notable features of our corporate governance structure include the following:

•	our Board of Directors is not classified, with each of our directors subject to re-election annually;

•	five of our eight directors are “independent”;

•	two of our directors qualify as an “Audit Committee financial expert” as defined by the SEC;

•	all of our standing committees are comprised solely of independent directors;

•	we have opted out of the business combination and control share acquisition statutes in the Maryland General Corporation Law; and

•	we do not have a stockholder rights plan.

Our directors stay informed about our business by attending meetings of our Board of Directors and its committees and through supplemental reports and communications. Our independent directors meet regularly in executive sessions without the presence of our corporate officers or non-independent directors.

Role of the Board in Risk Oversight

One of the key functions of our Board of Directors is informed oversight of our risk management process. Our Board of Directors administers this oversight function directly, with support from its three standing committees, the Audit Committee, the Nominating and Corporate Governance Committee and the Compensation Committee, each of which addresses risks specific to their respective areas of oversight. In particular, the Audit Committee has the responsibility to consider and discuss our major financial risk exposures and the steps our management has taken to monitor and control these exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken. The Audit Committee also monitors compliance with legal and regulatory requirements, in addition to oversight of the performance of our internal audit function. The Nominating and Corporate Governance Committee monitors the effectiveness of our corporate governance guidelines, including whether they are successful in preventing illegal or improper liability-creating conduct. The Compensation Committee assesses and monitors whether any of our compensation policies and programs has the potential to encourage excessive risk-taking.

Board Committees

Our Board of Directors has established three standing committees: the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee. The principal functions of each committee are described below. We comply with the listing requirements and other rules and regulations of the NYSE, as amended or modified from time to time, and each of these committees is comprised exclusively of independent directors. Additionally, our Board of Directors may from time to time establish certain other committees to facilitate the management of our company.

The table below provides membership information for each of the Board committees as of the date of this Proxy Statement:

Director	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
George F. Allen		X	X (chair)
James A. Carroll	X		X
James C. Cherry*	X (chair)	X	X
Louis S. Haddad
Eva S. Hardy*	X	X
Daniel A. Hoffler
A. Russell Kirk
John W. Snow		X (chair)
* Audit committee financial expert.

Audit Committee

The Audit Committee is comprised of Messrs. Cherry and Carroll and Ms. Hardy. Mr. Cherry, the chairman of the Audit Committee, and Ms. Hardy, a member of the Audit Committee, each qualifies as an “audit committee financial expert” as that term is defined by the applicable SEC regulations. The Board determined that each of the Audit Committee members is “financially literate” as that term is defined by the NYSE corporate governance listing standards, and the Board has determined that each of the directors serving on the Audit Committee is “independent” within the meaning of the applicable rules of the SEC and the NYSE listing standards. We adopted an Audit Committee charter, which details the principal functions of the Audit Committee, including oversight related to:

•	our accounting and financial reporting processes;

•	the integrity of our consolidated financial statements and financial reporting process;

•	our systems of disclosure controls and procedures and internal control over financial reporting;

•	our compliance with financial, legal and regulatory requirements;

•	the evaluation of the qualifications, independence and performance of our independent registered public accounting firm;

•	the performance of our internal audit function; and

•	our overall risk profile.

The Audit Committee also is responsible for engaging an independent registered public accounting firm, reviewing with the independent registered public accounting firm the plans and results of the audit engagement, approving professional services provided by the independent registered public accounting firm, including all audit and non-audit services, reviewing the independence of the independent registered public accounting firm, considering the range of audit and non-audit fees and reviewing the adequacy of our internal accounting controls. The Audit Committee also prepares the Audit Committee report required by SEC regulations to be included in our annual Proxy Statement.

During the fiscal year ended December 31, 2016, the Audit Committee met seven times, including telephonic meetings.

Compensation Committee

The Compensation Committee is comprised of Messrs. Allen, Cherry and Snow and Ms. Hardy, with Mr. Snow serving as chairman. The Board has determined that each of the directors serving on the Compensation Committee is “independent” within the meaning of the applicable rules of the SEC and the NYSE listing standards. We adopted a Compensation Committee charter, which details the principal functions of the Compensation Committee, including:

•
reviewing and approving on an annual basis the corporate goals and objectives relevant to our chief executive officer’s compensation, evaluating our chief executive officer’s performance in light of such goals and objectives and determining and approving the remuneration of our chief executive officer based on such evaluation;

•	reviewing and approving the compensation of all of our other officers;

•	reviewing our executive compensation policies and plans;

•	implementing and administering our incentive compensation equity-based remuneration plans;

•	assisting management in complying with our Proxy Statement and Annual Report disclosure requirements;

•	to the extent required by applicable SEC rules, producing a report on executive compensation to be included in our annual Proxy Statement; and

•	reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors.

During the fiscal year ended December 31, 2016, the Compensation Committee met once, including telephonic meetings.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee is comprised of Messrs. Allen, Carroll and Cherry, with Mr. Allen serving as chairman. The Board has determined that each of the directors serving on the Nominating and Corporate Governance Committee is “independent” within the meaning of the applicable rules of the SEC and the NYSE listing standards. We adopted a Nominating and Corporate Governance Committee charter, which details the principal functions of the Nominating and Corporate Governance Committee, including:

•	identifying and recommending to the full Board of Directors qualified candidates for election as directors and recommending nominees for election as directors at the Annual Meeting of stockholders;

•	developing and recommending to the Board of Directors corporate governance guidelines and implementing and monitoring such guidelines;

•	reviewing and making recommendations on matters involving the general operation of the Board of Directors, including board size and composition, and committee composition and structure;

•	recommending to the Board of Directors nominees for each committee of the Board of Directors;

•
annually facilitating the assessment of the Board of Directors’ performance as a whole and of the individual directors, as required by applicable law, regulations and the NYSE corporate governance listing standards; and

•	overseeing the Board of Directors’ evaluation of management.

In identifying and recommending nominees for directors, the Nominating and Corporate Governance Committee may consider, among other factors, diversity of relevant experience, expertise and background.

During the fiscal year ended December 31, 2016, the Nominating and Corporate Governance Committee met three times, including telephonic meetings.

Director Selection Process

The Nominating and Corporate Governance Committee is responsible for, among other things, the selection and recommendation to the Board of nominees for election as directors. In assessing candidates for election to the Board, the Nominating and Corporate Governance Committee takes into account such factors as it deems appropriate, which may include: the current composition of the Board as a whole; considerations of diversity, age, skills and experience in the context of the Board’s needs at that point in time; and the desire for a substantial majority of independent directors. Applying these criteria, the Nominating and Corporate Governance Committee considers candidates for Board membership suggested by its members and other Board members, as well as management and stockholders. After completing the identification and evaluation process described above, the Nominating and Corporate Governance Committee recommends the nominees for election to the Board. Taking the Nominating and Corporate Governance Committee's recommendation into consideration, the Board then approves the nominees for directorship for stockholders to consider and vote upon at the annual stockholders’ meeting.

Stockholders wishing to recommend individuals for consideration as directors must follow the procedures described in Section 11 of the Company’s Bylaws, including (among other requirements) the giving of written notice of the nomination to our Corporate Secretary no later than 120 days prior to the first anniversary of the date of the proxy statement for the previous year’s annual meeting. The stockholder’s notice must set forth as to each nominee all information relating to the person that would be required to be disclosed in a solicitation of proxies for election of directors pursuant to Regulation 14A under the Exchange Act if the candidate had been nominated by or on behalf of the Board. Recommendations by stockholders that are made in this manner will be evaluated in the same manner as other candidates.

Code of Business Conduct and Ethics

Our Board of Directors established a Code of Business Conduct and Ethics that applies to our officers, directors and employees. Among other matters, our Code of Business Conduct and Ethics is designed to deter wrongdoing and to promote:

•	honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

•	full, fair, accurate, timely and understandable disclosure in our SEC reports and other public communications;

•	compliance with applicable laws, rules and regulations;

•	prompt internal reporting of violations of the code to appropriate persons identified in the code; and

•	accountability for adherence to the code of business conduct and ethics.

Any waiver of the Code of Business Conduct and Ethics for our executive officers or directors must be approved by the Board of Directors or a committee of the Board of Directors, and any such waiver shall be promptly disclosed to stockholders as required by law and NYSE regulations.

Availability of Corporate Governance Materials

Stockholders may view our corporate governance materials, including the charters of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee, our Corporate Governance Guidelines and our Code of Business Conduct and Ethics, on our website at www.ArmadaHoffler.com under the “Investor Relations” tab, and these documents are available in print to any stockholder who sends a written request to such effect to Investor Relations, Armada Hoffler Properties, Inc., 222 Central Park Avenue, Suite 2100, Virginia Beach, VA 23462. Information at or connected to our website is not and should not be considered a part of this Proxy Statement. Any amendments to our corporate governance materials will be uploaded to our website without express notice to our stockholders.

Independence of Directors

NYSE listing standards require NYSE-listed companies to have a majority of independent board members and a nominating/corporate governance committee, compensation committee and audit committee, each comprised solely of independent directors. Under the NYSE listing standards, no director of a company qualifies as “independent” unless the Board of Directors of the company affirmatively determines that the director has no material relationship with the company (either directly or as a partner, stockholder or officer of an organization that has a relationship with such company).

The Board currently has eight directors, a majority of whom our Board of Directors affirmatively has determined, after broadly considering all relevant facts and circumstances, to be “independent” under the listing standards of the NYSE and under applicable rules of the SEC. The Board affirmatively has determined that each of the following directors is independent under these standards: Messrs. Allen, Carroll, Cherry and Snow and Ms. Hardy. Messrs. Hoffler, Kirk and Haddad are not independent as they are executive officers of the Company.

Board Leadership Structure

Separate Chairman and Chief Executive Officer Positions

The roles of Executive Chairman and Chief Executive Officer are held by two different individuals, Messrs. Hoffler and Haddad, respectively. The separation of the roles of Chairman and Chief Executive Officer allows Messrs. Hoffler and Haddad to have leadership roles on the executive management team, which our Board of Directors believes is important in light of their respective roles with our predecessor entities, their knowledge of the Company and their extensive experience in the commercial real estate and construction industries. Our Board of Directors continues to believe that our current leadership structure, including separate positions of Executive Chairman and Chief Executive Officer and the use of lead independent director, provides an effective leadership model for the Company and the benefit of the distinct abilities and experience of our Executive Chairman, Chief Executive Officer and lead independent director. The Board also believes having an Executive Chairman is useful as it ensures that Board of Directors leadership retains a close working relationship with management.

Lead Independent Director

Our Board of Directors believes that its governance structure ensures a strong, independent Board even though the Board does not have an independent Chairman. To strengthen the role of our independent directors and encourage independent Board leadership, the Board of Directors also has established the position of lead independent director, which has been held by Mr. Snow since our initial public offering. The responsibilities of the lead independent director include, among others:

•	serving as liaison between (i) management, including the President and Chief Executive Officer, (ii) our other independent directors and (iii) interested third parties and the Board of Directors;

•	presiding at executive sessions of the independent directors;

•	serving as the focal point of communication to the Board regarding management plans and initiatives;

•	ensuring that the role between Board oversight and management operations is respected;

•	providing the medium for informal dialogue with and between independent directors, allowing for free and open communication within that group; and

•	serving as the communication conduit for third parties who wish to communicate with the Board.

Our lead independent director is selected on an annual basis by a majority of the independent directors then serving on the Board.

Board and Committee Meetings

During the fiscal year ended December 31, 2016, the Board of Directors met four times, including telephonic meetings. Directors are expected to attend, in person or by telephone, all Board of Directors meetings and meetings of committees on which they serve. Board meeting attendance by all directors serving during the fiscal year ended December 31, 2016 was 100%. Additionally, each director attended all of the meetings of the Board's committees on which he or she served in 2016.

Annual Meeting Attendance

Our directors are expected to attend, in person, our annual meeting of stockholders. All of our directors attended the 2016 annual meeting of stockholders.

Executive Sessions of Non-Management Directors

Pursuant to our Corporate Governance Guidelines and the NYSE listing standards, in order to promote open discussion among non-management directors, our non-management directors meet in executive sessions without management participation at least quarterly. In addition, our Corporate Governance Guidelines provide that if the group of non-management directors includes directors who are not independent, as defined in the NYSE’s listing standards, at least one such executive session convened per year shall include only independent directors. The lead independent director presides at these sessions.

Communications with the Board

Stockholders and other interested parties may communicate with the Board of Directors by sending written correspondence to the “Lead Independent Director” c/o the Corporate Secretary of Armada Hoffler Properties, Inc., 222 Central Park Avenue, Suite 2100, Virginia Beach, VA 23462, who will then directly forward such correspondence to the lead independent director. The lead independent director will decide what action should be taken with respect to the communication, including whether such communication should be reported to the full Board of Directors.

Director Compensation

Mr. Hoffler, our Executive Chairman, receives an annual cash retainer of $250,000, payable in bi-weekly installments. In addition, on the date of each annual meeting of stockholders, Mr. Hoffler is expected to receive an annual equity award of restricted shares of common stock with a value equal to $50,000, which will vest on the date of the first annual meeting of stockholders after the date of the grant, subject to Mr. Hoffler’s continued service on the Board on such date. Mr. Hoffler also receives healthcare coverage under our healthcare plan available to all employees of our company.

Mr. Kirk, our Vice Chairman, receives an annual cash retainer of $100,000, payable in bi-weekly installments. In addition, on the date of each annual meeting of stockholders, Mr. Kirk is expected to receive an annual equity award of restricted shares of common stock with a value equal to $40,000, which will vest on the date of the first annual meeting of stockholders after the date of the grant, subject to Mr. Kirk’s continued service on the Board on such date. Mr. Kirk also receives healthcare coverage under our healthcare plan available to all employees of our company.

Mr. Haddad does not receive any additional compensation for his service on the Board.

During the fiscal year ended December 31, 2016, annual retainers for our non-employee directors were based on the following schedule:

Annual Base Board of Directors Retainer	Annual Audit Committee Chair Retainer	Annual Lead Director Retainer
$50,000	$5,000	$10,000

Each non-employee director receives the annual base retainer for his or her services in cash in quarterly installments in conjunction with quarterly meetings of the Board. Each non-employee director may elect to receive up to 100% of his or her annual retainers in fully vested shares of our common stock. In addition to the annual retainers, on the date of each annual meeting of stockholders, each non-employee director is expected to receive an annual equity award of restricted shares with an aggregate value of $25,000, which will vest on the date of the first annual meeting of stockholders after the date of grant, subject to the director’s continued service on the Board on such date. All awards of restricted stock granted to each non-employee director will vest in full upon a change in control (as defined in the Equity Incentive Plan). We also reimburse each of our directors for his or her travel expenses incurred in connection with his or her attendance at full Board and committee meetings, attendance at annual or special meetings of our stockholders, and site visits to our properties.

Director Compensation Table

The following table provides information on the compensation of our directors for the fiscal year ended December 31, 2016, other than Mr. Haddad, who received no separate compensation for his service as a director. For information related to the compensation of Mr. Haddad, please refer to “Compensation of Executive Officers—Summary Compensation Table.”

Name	Fees Earned or Paid in Cash		Stock Awards(1)	All Other Compensation(2)	Total
Daniel A. Hoffler	$250,000		$50,000	115,589	$415,589
A. Russell Kirk	100,000		40,000	64,526	204,526
George F. Allen	50,000		25,000	1,530	76,530
James A. Carroll	50,000	(3)	25,000	1,530	76,530
James C. Cherry	55,000		25,000	1,530	81,530
Eva S. Hardy	50,000		25,000	1,530	76,530
Joseph W. Prueher(4)	12,500	(5)	—	838	13,338
John W. Snow	60,000	(6)	25,000	1,530	86,530
(1) Represents the aggregate grant date fair value of restricted shares granted on June 15, 2016. Mr. Hoffler received a grant of 3,843 restricted shares, Mr. Kirk received a grant of 3,074 restricted shares, and each of Messrs. Allen, Carroll, Cherry and Snow and Ms. Hardy received a grant of 1,921 restricted shares, all of which were outstanding as of December 31, 2016.

(2) For non-employee directors, represents dividends paid on unvested restricted shares of common stock. The amounts shown in the “All Other Compensation” for Messrs. Hoffler and Kirk reflect the following:

Name	Automobile Allowance or Personal Use of Company Automobile(a)	Tax Return Prep Fees	Administrative Support	Dividends on Restricted Stock	Other(b)	Total
Daniel A. Hoffler	$36,625	$23,532	$48,969	$3,061	$3,402	$115,589
A. Russell Kirk	11,086	25,332	22,257	2,449	3,402	64,526
(a) Represents costs related to personal use of Company automobile, including automobile insurance, gas and maintenance, personal property tax and registration fees.
(b) Represents costs related to parking fees, club dues, concierge services, commuting expenses and cable or DirectTV television.
(3) Includes $12,500 of annual cash retainers, which the director elected to receive in fully vested shares of common stock under the Equity Incentive Plan in lieu of cash payments, in accordance with the director compensation policy described above.
(4) Joseph W. Prueher served as a member of our Board of Directors until our 2016 Annual Meeting of Stockholders, and did not stand for re-election at such meeting.
(5) Includes $12,500 of annual cash retainers, which the director elected to receive in fully vested shares of common stock under the Equity Incentive Plan in lieu of cash payments, in accordance with the director compensation policy described above.
(6) Includes $60,000 of annual cash retainers, which the director elected to receive in fully vested shares of common stock under the Equity Incentive Plan in lieu of cash payments, in accordance with the director compensation policy described above.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The members of the Compensation Committee of the Board of Directors are Messrs. Allen, Cherry and Snow and Ms. Hardy, with Mr. Snow serving as chairman, each of whom is an independent director. None of our executive officers served as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of our Board of Directors or the Compensation Committee. Accordingly, during the fiscal year ended December 31, 2016, there were no interlocks with other companies within the meaning of the SEC’s proxy rules.

EXECUTIVE OFFICERS

The following table sets forth information concerning our executive officers. Executive officers are elected annually by our Board of Directors and serve at the Board’s discretion.

Name	Age(1)	Title
Louis S. Haddad	59	President, Chief Executive Officer
Eric E. Apperson	53	President of Construction
Shelly R. Hampton	49	President of Asset Management
Michael P. O’Hara	57	Chief Financial Officer and Treasurer
Eric L. Smith	44	Chief Investment Officer and Corporate Secretary
(1) Age as of April 25, 2017

In addition, until his retirement as the Company’s President of Development, which was effective December 31, 2016, Anthony P. Nero was an executive officer of the Company.

Set forth below are descriptions of the backgrounds of each of our current executive officers (other than Mr. Haddad, whose background and position are described above under “Proposals to be Voted On—Proposal 1: Election of Directors”), and Mr. Nero, who ceased to be an executive officer in connection with his retirement on December 31, 2016.

Anthony P. Nero. Mr. Nero served as our President of Development since our initial public offering until his retirement on December 31, 2016. Mr. Nero has over 20 years of experience in real estate development operations. Mr. Nero previously served as President of one of our predecessor entities, a position he held from 1998 until the completion of our initial public offering. From 1989 until 1996, Mr. Nero served as Treasurer and Chief Financial Officer of one of our predecessor entities. Prior to joining our predecessor, Mr. Nero served as Vice President and Treasurer of the Washington Corporation, a development company in Northern Virginia and was with Arthur Andersen. Mr. Nero received a B.S. in Finance from Georgetown University, where he graduated with honors, as well as an MBA in accounting from George Washington University. He is a licensed real estate agent and was previously licensed as a certified public accountant.

Eric E. Apperson. Mr. Apperson has served as our President of Construction since our initial public offering. Mr. Apperson has over 25 years of experience in real estate management, development and construction. Mr. Apperson previously served as President of Construction of one of our predecessor entities, a position he assumed in 2000. Prior to being named President of Construction, Mr. Apperson served as President of a subsidiary of our predecessor formerly known as Goodman Segar Hogan Hoffler Construction. Beginning in 1987, Mr. Apperson served our predecessor as project manager. Mr. Apperson earned a B.A. from Hampden-Sydney College.

Shelly R. Hampton. Ms. Hampton has served as our President of Asset Management since our initial public offering. Ms. Hampton has over 25 years of experience in accounting, finance, administration, operations and management. Ms. Hampton previously served as President of Asset Management of one of our predecessor entities since 2011 until the completion of the initial public offering. From 2009 to 2011, Ms. Hampton served as Vice President of Asset Management of one of our predecessor entities. From 1999 until 2011, Ms. Hampton served as the Director of Asset Management of one of our predecessor entities. Ms. Hampton previously served as Vice President of Finance at JLM Holdings. Ms. Hampton holds an AAS in Business Management from Metropolitan College and graduated cum laude with a B.S. in Business Administration from Western New England College.

Michael P. O’Hara. Mr. O’Hara has served as our Chief Financial Officer and Treasurer since our initial public offering. Mr. O’Hara has more than 25 years of experience in commercial real estate, accounting, tax, information technology and structured finance. From 2002 until the completion of our initial public offering,

Mr. O’Hara served as chief financial officer for our predecessor. Mr. O’Hara joined our predecessor in 1996 as Controller of the construction company and was promoted to Controller of Armada Hoffler Holding Company in 1999. Prior to joining our predecessor, Mr. O’Hara served as Controller of Beacon Construction in Boston, Massachusetts. Mr. O’Hara received a B.S. in accounting from Fairfield University. Mr. O’Hara was previously licensed as a certified public accountant.

Eric L. Smith. Mr. Smith has served as our Chief Investment Officer since July 2015 and as our Corporate Secretary since our initial public offering. Mr. Smith previously served as our Vice President of Operations from our initial public offering until he was named Chief Investment Officer in July 2015. Mr. Smith has over 20 years of experience in asset management, strategic planning, finance and development. Mr. Smith previously served as Vice President of Operations for our predecessor. From 2005 until 2011, Mr. Smith served as Asset Manager, Manager of Real Estate Finance and Director of Real Estate Finance of our predecessor. Prior to joining our predecessor, Mr. Smith was an associate within the commercial consulting business of Booz Allen Hamilton, a financial analyst in the international corporate finance group of Federal Express, and owned his own seat as a financial derivative trader on the New York Futures Exchange. Mr. Smith holds a B.S. in finance from the University of Connecticut and an MBA from the Wharton School at the University of Pennsylvania.

COMPENSATION OF EXECUTIVE OFFICERS

The following provides compensation information pursuant to the scaled disclosure rules applicable to emerging growth companies under SEC rules and the JOBS Act.

The compensation of Messrs. Haddad, Nero and Apperson identified in our Summary Compensation Table, whom we refer to as named executive officers (“NEOs”), consists of a combination of base salary, bonuses, other benefits and equity-based compensation.

During the fiscal years ended December 31, 2016, 2015 and 2014, none of our executive officers served pursuant to a written or oral employment agreement.

The following tables contain certain compensation information for each NEO. Our NEOs for 2016 consisted of the following people: Louis S. Haddad, our President, Chief Executive Officer and Director, Anthony P. Nero, our former President of Development, and Eric E. Apperson, our President of Construction.

Summary Compensation Table

The following table sets forth a summary of all compensation earned, awarded or paid, as applicable, to our NEOs in the fiscal years ended December 31, 2016, 2015 and 2014.

Name and Principal Position	Year	Salary	Bonus(1)	Stock Awards(2)	All Other Compensation(3)	Total
Louis S. Haddad	2016	$509,167	$150,000	$150,000	$37,049	$846,216
President, Chief Executive	2015	513,149	150,000	120,000	40,932	824,081
Officer and Director	2014	479,386	120,000	120,000	35,485	754,871

Anthony P. Nero	2016	$321,580	$100,000	$100,000	$28,837	$550,417
President of Development	2015	324,095	100,000	80,000	31,995	536,090
	2014	302,770	80,000	75,000	25,851	483,621

Eric E. Apperson	2016	$321,580	$100,000	$100,000	$43,037	$564,617
President of Construction	2015	324,095	100,000	80,000	24,835	528,930
	2014	302,769	80,000	75,000	24,964	482,733
(1) Represents the cash portion of the annual bonus payable to each NEO for the year in which it was earned, which comprised 50% of the total bonus award for each year.
(2) Represents the stock portion of the annual bonus payable to each NEO, which comprised 50% of the total bonus award, and reflects the aggregate grant date fair value of restricted stock computed in accordance with FASB ASC Topic 718. The stock portion of the bonus award was in the form of restricted common stock and is presented in the year in which the stock grant was made, rather than the year such stock grant was earned.
(3) The amounts shown in the “All Other Compensation” column include automobile allowance or personal use of company automobile (including automobile insurance, gas, maintenance, personal property tax and registration fees), parking fees, club membership dues, concierge services, tax return prep fees, dividends on unvested restricted stock and an executive physical exam.

The bonus awards for the NEOs for 2016 were made pursuant to our short-term incentive program (the “STIP”), which was adopted in March 2014 to align the interests of our executive management team with the interests of our stockholders. Award determinations under the STIP are based on both pre-defined quantitative factors set by the Compensation Committee each year, as well as qualitative factors, the achievement of which is determined by the Compensation Committee in its sole discretion. With respect to our NEOs, 40% of the quantitative goal is based on the Company achieving certain threshold, target and maximum levels of funds from operations (“FFO”) and the remaining 60% of the quantitative goal is based on the Company achieving certain threshold, target and maximum levels of FFO per common stock equivalent. The following were the performance payout thresholds for our NEOs under the STIP for 2016:

Name	Threshold	Target	Maximum
Louis S. Haddad	$180,000	$240,000	$300,000
Anthony P. Nero	104,000	160,000	200,000
Eric E. Apperson	104,000	160,000	200,000

Based on the Compensation Committee’s evaluation of the quantitative and qualitative factors under the STIP, on February 28, 2017, the Compensation Committee approved the following bonus awards to our NEOs under the STIP for 2016: Mr. Haddad—$300,000; Mr. Nero—$200,000; and Mr. Apperson—$200,000. Under the STIP, the bonus awards were paid 50% in cash and 50% in restricted shares of common stock, one-third of which vested on the grant date and two-thirds of which will vest in equal amounts on the first two anniversaries of the grant date. The restricted shares were granted on March 3, 2017. Mr. Haddad also received an additional grant of $150,000 of restricted shares of common stock on March 3, 2017 under the Equity Incentive Plan.

Outstanding Equity Awards at Fiscal Year-End December 31, 2016

The following table presents information about our NEO’s outstanding equity awards as of December 31, 2016.

Name	Number of Shares or Units of Stock That Have Not Vested(1)	Market Value of Shares or Units of Stock That Have Not Vested(2)
Louis S. Haddad	13,021	$189,716
Anthony P. Nero	8,681	126,482
Eric E. Apperson	8,681	126,482

(1) Represents restricted shares of common stock granted under our Equity Incentive Plan for 2014, 2015 and 2016 bonus awards. For Mr. Haddad, 8,365 shares vested on March 3, 2017, and the remaining 4,656 shares will vest on March 3, 2018. For Mr. Nero, 5,578 shares vested on March 3, 2017, and the remaining 3,103 shares will vest on March 3, 2018. For Mr. Apperson, 5,578 shares vested on March 3, 2017, and the remaining 3,103 shares will vest on March 3, 2018.

(2) Market value reflects the number of restricted shares multiplied by $14.57 per share, which was the closing price of our common stock on the NYSE on December 30, 2016.

Severance Benefits

We do not have employment or severance agreements with our named executive officers. However, our operating partnership adopted the Executive Severance Benefit Plan, or the Severance Plan, and our named executive officers, in their capacity as employees of our operating partnership, participate in the Severance Plan.

Participation in the Severance Plan is limited to employees of our operating partnership and its affiliates who are members of a select group of management or highly compensated employees and who are selected to participate in the Severance Plan by our Board of Directors or by a committee thereof. A Severance Plan participant is entitled to receive benefits thereunder only if the participant’s employment is terminated by his or her employer for a reason other than “Cause” or the participant resigns with “Good Reason.” The Severance Plan defines the term “Cause” as (i) a participant’s willful failure or refusal to perform specific written directives that are consistent with the scope and nature of the participant’s duties, (ii) a conviction of, or plea of guilty or nolo contendere to, a felony, (iii) any act of dishonesty which results in a material unjust gain to the participant at the expense of his or her employer, (iv) any act of a participant involving moral turpitude which materially and adversely affects the business of his or her employer or (v) a material breach of the restrictive covenants set forth in the Severance Plan. The Severance Plan defines the term “Good Reason” as (i) a material breach by the Company or an affiliate of the Company of a written agreement between the participant and the Company or an affiliate of the Company, (ii) a material reduction in the nature or scope of the participant’s title, authority, powers, functions, duties or responsibilities, (iii) a material reduction in the participant’s base salary or bonus opportunity (other than a reduction for Cause or a reduction related to a general reduction that affects similarly situated individuals in a comparable manner) or (iv) a requirement that the participant, without his or her consent, change his or her principal office to a location that is more than fifty miles from the participant’s then-current principal office.

The benefits payable to a Severance Plan participant who is terminated without Cause or resigns with Good Reason will be (i) payment of accrued but unpaid salary, bonus and vacation pay, (ii) a pro-rated amount of the participant’s “target” bonus for the year of termination, (iii) a multiple of the sum of the participant’s annual salary and “target” bonus for the year of termination, (iv) a multiple of the annual COBRA premium for the participant’s health plan coverage and (v) a multiple of the annual employer premium for the participant’s life insurance, long-term disability insurance and accidental death and dismemberment insurance. The Severance Plan provides three levels of benefits; Tier I, Tier II and Tier III. If a “target” level of bonus is not established for a participant, then the “target” will be 75%, 50% or 25% of base salary for Tier I, Tier II and Tier III participants, respectively. The Severance Plan provides for three levels of multiples, as described above: three times, two times and one time, for participants who are designated as Tier I, Tier II and Tier III participants, respectively. However, the multiple will be two and one-half for a Tier II participant and one and one-half for a Tier III participant who has a covered termination within ninety days before or within one year after we experience a change in control (which is defined in the Severance Plan in the same terms as in the Equity Incentive Plan). The Severance Plan multiple for our named executive officers is three times in the case of Mr. Haddad and two times in the case of Messrs. Nero and Apperson. The committee that we appoint to administer the Severance Plan or we (in our capacity as the general partner of our operating partnership) determines which employees participate in the Severance Plan and each participant’s multiple.

No benefits will be paid under the Severance Plan unless the participant signs a release, in a form provided by our operating partnership, releasing us and our operating partnership and such other parties as are named in the release from any claims that the participant may have.

As a condition of participation in the Severance Plan, each participant agrees to comply with the following covenants:

•	a covenant against competition and non-solicitation of employees and clients during employment and for one year after employment ends for any reason; and

•	a covenant against disclosure of confidential information.

EQUITY COMPENSATION PLAN INFORMATION

The following table gives information about shares of our common stock that may be issued under the Equity Incentive Plan as of December 31, 2016.

	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights		Weighted Average Exercise Price of Outstanding Options, Warrants and Rights		Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in First Column)
Plan Category
Equity compensation plans approved by stockholders(1)	33,750	(2)	$—	(3)	218,050
Equity compensation plans not approved by stockholders	—				—

Total	33,750		—		218,050
(1) The Equity Incentive Plan was approved by our stockholder prior to the completion of our initial public offering.
(2) Represents up to 33,750 shares of common stock that may be issued upon vesting of outstanding performance units, assuming maximum vesting is achieved.
(3) Does not account for the shares of common stock subject to outstanding performance units.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee is currently composed of Messrs. Carroll and Cherry and Ms. Hardy, with Mr. Cherry serving as its chairperson. The members of the Audit Committee are appointed by and serve at the discretion of the Board of Directors.

One of the principal purposes of the Audit Committee is to assist the Board of Directors in the oversight of the integrity of the Company’s financial statements. The Company’s management team has the primary responsibility for the financial statements and the reporting process, including the system of internal controls and disclosure controls and procedures. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in the Annual Report on Form 10-K for the year ended December 31, 2016 with our management.

The Audit Committee also is responsible for assisting the Board of Directors in the oversight of the qualification, independence and performance of the Company’s independent auditors. The Audit Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company’s accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards and those matters required to be discussed by Auditing Standard No. 1301, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board (“PCAOB”).

The Audit Committee has received both the written disclosures and the letter from Ernst & Young LLP required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the Audit Committee concerning independence, and has discussed with Ernst & Young LLP its independence. In addition, the Audit Committee has considered whether the provision of non-audit services, and the fees charged for such non-audit services, by Ernst & Young LLP are compatible with maintaining the independence of Ernst & Young LLP from management and the Company.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the Company’s audited financial statements for 2016 be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2016 for filing with the SEC.

Respectfully submitted,
The Audit Committee of the Board of Directors
James C. Cherry (Chairman)
James A. Carroll
Eva S. Hardy

The Audit Committee Report above does not constitute “soliciting material” and will not be deemed “filed” or incorporated by reference into any of our filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that might incorporate SEC filings by reference, in whole or in part, notwithstanding anything to the contrary set forth in those filings.

PRINCIPAL STOCKHOLDERS

The following table sets forth certain information regarding the beneficial ownership of shares of our common stock and OP units as of April 17, 2017 (unless otherwise indicated) by (a) each of our directors, (b) each of our named executive officers, (c) all of our directors and executive officers as a group, and (d) each person known to us to be the beneficial owner of more than five percent of our common stock. Beginning one year after the date of issuance, an OP unit is redeemable for cash equal to the then-current market value of one share of our common stock or, at our option, for one share of common stock. Unless otherwise indicated, all shares and OP units are owned directly and the indicated person has sole voting and dispositive power with respect to such shares or OP units. The SEC has defined “beneficial ownership” of a security to mean the possession, directly or indirectly, of voting power and/or dispositive power with respect to such security. A stockholder is also deemed to be, as of any date, the beneficial owner of all securities that such stockholder has the right to acquire within 60 days after that date through (a) the exercise of any option, warrant or right, (b) the conversion of a security, (c) the power to revoke a trust, discretionary account or similar arrangement, or (d) the automatic termination of a trust, discretionary account or similar arrangement.

Unless otherwise indicated, the address of each person listed below is c/o Armada Hoffler Properties, Inc., 222 Central Park Avenue, Suite 2100, Virginia Beach, Virginia 23462.

Name	Number of Shares Beneficially Owned		% of All Shares(1)	Number of OP Units Beneficially Owned		% of All Shares and OP Units(1)(2)
Daniel A. Hoffler	105,676		*	4,846,550	(3)	8.87%
A. Russell Kirk	82,308.7	(4)	*	1,187,335	(5)	2.27%
John W. Snow	45,361		*	—		*
George F. Allen	12,914		*	—		*
James A. Carroll	14,174		*	—		*
James C. Cherry	13,487		*	—		*
Eva S. Hardy	4,963		*	—		*
Louis S. Haddad	242,221		*	2,034,615		4.08%
Anthony P. Nero	21,989		*	730,448	(6)	1.35%
Eric E. Apperson	28,875		*	236,112		*

All executive officers and directors as a group (13 people)	656,080.7		1.73%	9,258,811		16.59%

More than 5% Beneficial Owners

The Vanguard Group(7)
100 Vanguard Blvd. Malvern, PA 19355	4,121,162		10.85%	—		7.38%
Vanguard Specialized Funds- Vanguard REIT Index Funds(8)
100 Vanguard Blvd. Malvern, PA 19355	2,535,069		6.68%	—		4.54%
Blackrock, Inc.(9)
55 East 52nd Street New York, NY 10022	2,524,617		6.65%	—		4.52%
FMR LLC(10)
245 Summer Street Boston, MA 02210	1,884,814		4.96%	—		3.38%

* Less than 1%
(1) Based on 37,968,135 shares of our common stock outstanding as of April 17, 2017.
(2) Based on 17,845,512 OP units outstanding as of April 17, 2017 (other than OP units held by us).
(3) Includes 279 OP units held by a limited partnership, which represents Mr. Hoffler’s pecuniary interest in the limited partnership.
(4) Includes 21,408.8 shares held by Mr. Kirk’s spouse, for which Mr. Kirk disclaims beneficial ownership.
(5) Includes (i) 33,347 OP units held by Mr. Kirk’s spouse, for which Mr. Kirk disclaims beneficial ownership, and (ii) 91 OP units held by a limited partnership, which represents Mr. Kirk’s pecuniary interest in the limited partnership.

(6) Includes 30,094 OP units held by a trust of which Mr. Nero is a trustee and which was established for the benefit of Mr. Nero’s children.
(7) Based solely upon the Schedule 13G filed with the SEC by the beneficial owner on January 10, 2017 reporting beneficial ownership as of December 30, 2016. The Vanguard Group possesses sole voting power over 61,778 shares and sole dispositive power over 4,059,317 shares.

(8) Based solely upon the Schedule 13G filed with the SEC by the beneficial owner on February 9, 2017 reporting beneficial ownership as of December 31, 2016. Vanguard REIT Index Fund possesses sole voting power over 2,535,069 shares and sole dispositive power over 0 shares.

(9) Based solely upon the Schedule 13G filed with the SEC by the beneficial owner on January 18, 2017 reporting beneficial ownership as of December 31, 2016. Blackrock, Inc. possesses sole voting power over 2,437,610 shares and sole dispositive power over 2,524,617 shares.

(10) Based solely upon the Schedule 13G filed with the SEC by the beneficial owner on February 13, 2017 reporting beneficial ownership as of December 31, 2016. FMR LLC possesses sole voting power over 1,884,814 shares and sole dispositive power over 1,884,814 shares.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Related Party Transaction Policy

The Board of Directors has adopted a written related person transaction approval policy to further the goal of ensuring that any related person transaction is properly reviewed, approved by the Audit Committee, and fully disclosed in accordance with the rules and regulations of the SEC and the NYSE. The policy applies to transactions or arrangements between the Company and any related person, including directors, director nominees, executive officers, greater than 5% stockholders and the immediate family members of each of these groups (the “Related Persons”). They do not, however, apply with respect to general conflicts between the interests of the Company and our employees, officers and directors, including issues relating to engaging in a competing business and receiving certain benefits from the Company, such as loans or guarantees of obligations, which are reported and handled in accordance with the Company’s Code of Business Conduct and Ethics and other procedures and guidelines implemented by the Company from time to time.

Under the policy, the Related Person is responsible for identifying and reporting to the Audit Committee any proposed related person transaction. In the event the Chief Executive Officer determines that it is impractical or undesirable to wait until an Audit Committee meeting can be convened in order to review a transaction with a Related Person, the Chairperson of the Audit Committee may act as an authorized subcommittee on behalf of the Audit Committee to review such transaction, so long as the Chairperson is a disinterested member with respect to such transaction. After considering all the facts and circumstances available to the Audit Committee, the Audit Committee will approve, ratify or reject the transaction, in its discretion. All approved transactions with Related Persons will be disclosed to the full Board of Directors.

Related Party Transactions

We describe below transactions and series of similar transactions, during our last fiscal year, to which we were a party or will be a party, in which:

•	the amounts involved exceeded or will exceed $120,000; and

•	any of our directors, executive officers, holders of more than 5% of our outstanding common stock or any member of their immediate family had or will have a direct or indirect material interest.

27 Atlantic Development Project

We are providing development and construction services with respect to the development of a hotel and related retail space, which was initiated prior to our initial public offering, in exchange for fees at market rates from a development group in which certain of our directors and executive officers have ownership interests, including Daniel A. Hoffler, our Executive Chairman (24.70%), A. Russell Kirk, our Vice Chairman (20.61%), Anthony P. Nero, our former President of Development (2.56%) and Eric E. Apperson, our President of Construction (1.81%). We have provided a guaranteed maximum price for the project, including both development and construction services.

For the year ended December 31, 2016, we recognized approximately $26.7 million of revenue for development and construction services related to this project and approximately $25.7 million in related expenses, resulting in an operating margin of approximately $1.0 million. The total cost of this project, which was completed in April 2017, was $40.2 million, and the related expenses were $38.6 million.

Tax Protection Agreements

In connection with the Formation Transactions, we entered into tax protection agreements that provide benefits to certain prior investors, including Messrs. Hoffler, Haddad, Kirk, Nero, Apperson, O’Hara and Smith and Ms. Hampton and their affiliates and certain of our other officers. These tax protection agreements indemnify these individuals from their tax liabilities resulting from the potential future sale of certain of our properties within seven (or, in a limited number of cases, ten) years after the completion of the Formation Transactions on May 13, 2013.

In addition, the tax protection agreements provide that the operating partnership will offer certain of the original contributors, including Messrs. Hoffler, Haddad, Kirk, Nero, Apperson, O’Hara and Smith and Ms. Hampton and their respective affiliates and certain of our other officers, the opportunity to guarantee debt, or, alternatively, to enter into a deficit restoration obligation, for ten years from the closing of our initial public offering in a manner intended to provide an allocation of operating partnership liabilities to the partner for federal income tax purposes. As of April 17, 2017, Shelly R. Hampton and Eric L. Smith have guaranteed $150,000 and $100,000, respectively, of our debt pursuant to the tax protection agreements. This opportunity will also be offered upon certain future repayments, retirements, refinancings or other reductions (other than scheduled amortization) of the currently outstanding liabilities of the entities that held those properties prior to the Formation Transactions during the ten years following the closing of our initial public offering. If we fail to make such opportunities available, we will be required to deliver to each such contributor a cash payment intended to approximate the contributor’s tax liability resulting from our failure to make such opportunities available to that contributor and the tax liabilities incurred as a result of such tax protection payment.

Asset Management Agreements

During 2016, our asset management team served as asset manager for six properties and ten vacant parcels of land in which certain of our officers and directors own interests. Under these agreements, we receive either a flat fee or a fee based on a percentage of the base rents or revenues of the properties, which are at market rates. For the year ended December 31, 2016, the total aggregate amount of asset management fees that we received with respect to these properties was approximately $198,000.

Severance Plan

Employees of our operating partnership and its affiliates who are members of a select group of management or highly compensated employees are subject to our Severance Plan, which provides severance benefits upon a termination of employment under certain circumstances. See “Compensation of Executive Officers–Severance Benefits.”

Indemnification of Officers and Directors

Our charter and bylaws provide for certain indemnification rights for our directors and officers, and we entered enter into an indemnification agreement with each of our executive officers and directors, providing for procedures for indemnification and advancements by us of certain expenses and costs relating to claims, suits or proceedings arising from their service to us or, at our request, service to other entities, as officers or directors, or in certain other capacities, to the maximum extent permitted by Maryland law.

OTHER MATTERS

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires that our executive officers and directors, and persons who own more than 10% of a registered class of our equity securities, file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the SEC and the NYSE. Executive officers, directors and greater than 10% stockholders are required by the SEC to furnish us with copies of all Forms 3, 4 and 5 that they file.

Based on our review of the copies of such forms, and/or on written representations from the reporting persons for the fiscal year, we believe that these filing requirements were satisfied by the reporting persons during the fiscal year ended December 31, 2016, except that James A. Carroll and John W. Snow each filed a Form 5 on February 14, 2017, as each director was inadvertently late filing his report on Form 4 related to the issuance of shares of common stock in lieu of a portion or all of such director’s cash retainer on December 23, 2016.

Other Matters to Come Before the 2017 Annual Meeting

No other matters are to be presented for action at the Annual Meeting other than as set forth in this Proxy Statement. If other matters properly come before the meeting, however, the persons named in the accompanying proxy card will vote all proxies solicited by this Proxy Statement as recommended by our Board of Directors, or, if no such recommendation is given, in their own discretion.

Stockholder Proposals and Nominations for the 2018 Annual Meeting

Any stockholder proposal pursuant to Rule 14a-8 of the rules promulgated under the Exchange Act, to be considered for inclusion in our proxy materials for the 2018 annual meeting of stockholders must be received at our principal executive offices no later than December 30, 2017.

In addition, any stockholder who wishes to propose a nominee to the Board or propose any other business to be considered by the stockholders (other than a stockholder proposal included in our proxy materials pursuant to Rule 14a-8 of the rules promulgated under the Exchange Act) must comply with the advance notice provisions and other requirements of Article II, Section 11 of our bylaws, which are on file with the SEC and may be obtained from Investor Relations upon request. These notice provisions require that nominations of persons for election to the Board of Directors and the proposal of business to be considered by the stockholders for the 2018 Annual Meeting must be received no earlier than November 30, 2017 and no later than December 30, 2017.

Householding of Proxy Materials

The SEC has adopted rules that permit companies and intermediaries (such as banks and brokers) to satisfy the delivery requirements for notices of annual meetings, proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies. This year, a single notice of the annual meeting of stockholders, or copy of the proxy statement and annual report, will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your bank or broker that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report, please notify your bank or broker, and direct your written request to Armada Hoffler at 222 Central Park Avenue, Suite 2100, Virginia Beach, VA 23462, Attention: Corporate Secretary, or contact Investor Relations by telephone at (757) 366-6684. Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request householding of their communications should contact their bank or broker.
* * * *

By Order of the Board of Directors,

Eric L. Smith
Corporate Secretary

Virginia Beach, Virginia
April 25, 2017

Appendix A

ARMADA HOFFLER PROPERTIES, INC.
AMENDED AND RESTATED 2013 EQUITY INCENTIVE PLAN
(as amended and restated effective June 14, 2017)

TABLE OF CONTENTS

ARTICLE I	DEFINITIONS	A-1
1.01	Affiliate	A-1
1.02	Agreement	A-1
1.03	Board	A-1
1.04	Change in Control	A-1
1.05	Code	A-2
1.06	Committee	A-2
1.07	Common Stock	A-2
1.08	Company	A-2
1.09	Control Change Date	A-2
1.10	Corresponding SAR	A-2
1.11	Dividend Equivalent Right	A-2
1.12	Effective Date	A-2
1.13	Exchange Act	A-3
1.14	Fair Market Value	A-3
1.15	Incentive Award	A-3
1.16	Initial Value	A-3
1.17	LTIP Unit	A-3
1.18	Operating Partnership	A-3
1.19	Option	A-3
1.20	Other Equity-Based Award	A-3
1.21	Participant	A-3
1.22	Performance Goal	A-4
1.23	Performance Units	A-4
1.24	Person	A-4
1.25	Plan	A-4
1.26	Restatement Effective Date	A-4
1.27	SAR	A-5
1.28	Stock Award	A-5
1.29	Ten Percent Stockholder	A-5
ARTICLE II	PURPOSES	A-5
ARTICLE III	ADMINISTRATION	A-5
ARTICLE IV	ELIGIBILITY	A-6
ARTICLE V	COMMON STOCK SUBJECT TO PLAN	A-6
5.01	Common Stock Issued	A-6
5.02	Aggregate Limit	A-6
5.03	Individual Grant Limit	A-7
5.04	Reallocation of Shares	A-7
5.05	Non-Employee Director Limit	A-7

A-i

ARTICLE VI	OPTIONS	A-7
6.01	Award	A-7
6.02	Option Price	A-7
6.03	Maximum Option Period	A-8
6.04	Nontransferability	A-8
6.05	Transferable Options	A-8
6.06	Employee Status	A-8
6.07	Exercise	A-8
6.08	Payment	A-8
6.09	Stockholder Rights	A-9
6.10	Disposition of Shares	A-9
ARTICLE VII	SARS	A-9
7.01	Award	A-9
7.02	Maximum SAR Period	A-9
7.03	Nontransferability	A-9
7.04	Transferable SARs	A-9
7.05	Exercise	A-10
7.06	Employee Status	A-10
7.07	Settlement	A-10
7.08	Stockholder Rights	A-10
7.09	No Reduction of Initial Value	A-10
ARTICLE VIII	STOCK AWARDS	A-10
8.01	Award	A-10
8.02	Vesting	A-10
8.03	Employee Status	A-11
8.04	Stockholder Rights	A-11
ARTICLE IX	PERFORMANCE UNIT AWARDS	A-11
9.01	Award	A-11
9.02	Earning the Award	A-11
9.03	Payment	A-11
9.04	Stockholder Rights	A-11
9.05	Nontransferability	A-12
9.06	Transferable Performance Units	A-12
9.07	Employee Status	A-12
ARTICLE X	OTHER EQUITY-BASED AWARDS	A-12
10.01	Award	A-12
10.02	Terms and Conditions	A-12
10.03	Payment or Settlement	A-12
10.04	Employee Status	A-13
10.05	Stockholder Rights	A-13
ARTICLE XI	INCENTIVE AWARDS	A-13
11.01	Award	A-13
11.02	Terms and Conditions	A-13
11.03	Nontransferability	A-13

A-ii

11.04	Employee Status	A-13
11.05	Settlement	A-13
11.06	Stockholder Rights	A-14
ARTICLE XII	ADJUSTMENT UPON CHANGE IN COMMON STOCK	A-14
ARTICLE XIII	COMPLIANCE WITH LAW AND APPROVAL OF REGULATORY BODIES	A-14
ARTICLE XIV	GENERAL PROVISIONS	A-15
14.01	Effect on Employment and Service	A-15
14.02	Unfunded Plan	A-15
14.03	Rules of Construction	A-15
14.04	Section 409A Compliance	A-15
14.05	Withholding Taxes	A-15
14.06	Return of Awards: Repayment	A-16
ARTICLE XV	CHANGE IN CONTROL	A-16
15.01	Impact of Change in Control	A-16
15.02	Assumption Upon Change in Control	A-16
15.03	Cash-Out Upon Change in Control	A-16
15.04	Limitation of Benefits	A-17
ARTICLE XVI	AMENDMENT	A-18
ARTICLE XVII	DURATION OF PLAN	A-18
ARTICLE XVIII	EFFECTIVE DATE OF PLAN	A-18

A-iii

ARTICLE I
DEFINITIONS

1.01    Affiliate

“Affiliate” means any entity, whether now or hereafter existing, which controls, is controlled by, or is under common control with, the Company (including, but not limited to, joint ventures, limited liability companies and partnerships). For this purpose, the term “control” shall mean ownership of 50% or more of the total combined voting power or value of all classes of shares or interests in the entity, or the power to direct the management and policies of the entity, by contract or otherwise.

1.02    Agreement

“Agreement” means a written agreement (including any amendment or supplement thereto) between the Company and a Participant specifying the terms and conditions of a Stock Award, an Incentive Award, an award of Performance Units, an Option, SAR or Other Equity-Based Award (including an LTIP Unit) granted to such Participant.

1.03    Board

“Board” means the Board of Directors of the Company.

1.04    Change in Control

“Change in Control” shall mean a change in control of the Company which will be deemed to have occurred after the date hereof if:

(a)    any “person” as such term is used in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof except that such term shall not include (A) the Company or any of its subsidiaries, (B) any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its affiliates, (C) an underwriter temporarily holding securities pursuant to an offering of such securities, (D) any corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of the Company’s common stock, or (E) any person or group as used in Rule 13d-1(b) under the Exchange Act, is or becomes the Beneficial Owner, as such term is defined in Rule 13d-3 under the Exchange Act, directly or indirectly, of securities of the Company representing at least 50% of the combined voting power or common stock of the Company;

(b)    during any period of two consecutive years, individuals who at the beginning of such period constitute the Board, and any new director (other than (A) a director designated by a person who has entered into an agreement with the Company to effect a transaction described in clause (a), (c), or (d) of this Section 1.04 or (B) a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company) whose election by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority thereof;

(c)    there is consummated a merger or consolidation of the Company or any direct or indirect subsidiary of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof) in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any subsidiary of the Company, more than 50% of the combined voting power and common stock of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation; or

(d)    there is consummated a sale or disposition by the Company of all or substantially all of the Company’s assets (or any transaction having a similar effect, including a liquidation) other than a sale or disposition by the Company of all or substantially all of the Company’s assets to an entity, more than fifty percent (50%) of the combined voting power and common stock of which is owned by stockholders of the Company in substantially the same proportions as their ownership of the common stock of the Company immediately prior to such sale.

Notwithstanding the foregoing, if an award under this Plan constitutes “deferred compensation” under Section 409A of the Code, no payment shall be made under such award on account of a Change in Control unless the occurrence of one or more of the preceding events also constitutes a change in the ownership or effective control of the Company or a change in the ownership of a substantial portion of the Company’s assets, all as determined in accordance with the regulations under Section 409A of the Code.

1.05    Code

“Code” means the Internal Revenue Code of 1986, and any amendments thereto.

1.06    Committee

“Committee” means the Compensation Committee of the Board; provided, however, that if there is no Compensation Committee, then “Committee” means the Board.

1.07    Common Stock

“Common Stock” means the common stock, par value $0.01 per share, of the Company.

1.08    Company

“Company” means Armada Hoffler Properties, Inc., a Maryland corporation.

1.09    Control Change Date

“Control Change Date” means the date on which a Change in Control occurs. If a Change in Control occurs on account of a series of transactions, the “Control Change Date” is the date of the last of such transactions.

1.10    Corresponding SAR

“Corresponding SAR” means an SAR that is granted in relation to a particular Option and that can be exercised only upon the surrender to the Company, unexercised, of that portion of the Option to which the SAR relates.

1.11    Dividend Equivalent Right

“Dividend Equivalent Right” means the right, subject to the terms and conditions prescribed by the Committee, of a Participant to receive (or have credited) cash, shares or other property in amounts equivalent to the cash, shares or other property dividends declared on shares of Common Stock with respect to specified Performance Units or Common Shares subject to an Other Equity-Based Award, as determined by the Committee, in its sole discretion. The Committee shall provide that Dividend Equivalent Rights (if any) payable with respect to any award that does not vest or become exercisable solely on account of continued employment or service shall be distributed only when, and to the extent that, the underlying award is vested or exercisable and also may provide that Dividend Equivalent Rights (if any) shall be deemed to have been reinvested in additional shares of Common Stock or otherwise reinvested.

1.12    Effective Date

“Effective Date” means May 1, 2013, the date the Plan was approved by the stockholders of the Company.

1.13    Exchange Act

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

1.14    Fair Market Value

“Fair Market Value” means, on any given date, the reported “closing” price of a share of Common Stock on the New York Stock Exchange. If, on any given date, the Common Stock is not listed for trading on the New York Stock Exchange, then Fair Market Value shall be the “closing” price of a share of Common Stock on such other exchange on which the Common Stock is listed for trading or, if the Common Stock is not listed on any exchange, the amount determined by the Committee using any reasonable method in good faith and in accordance with the regulations under Section 409A of the Code.

1.15    Incentive Award

“Incentive Award” means an award under Article XI which, subject to the terms and conditions prescribed by the Committee, entitles the Participant to receive a payment from the Company or an Affiliate.

1.16    Initial Value

“Initial Value” means, with respect to a Corresponding SAR, the option price per share of the related Option and, with respect to an SAR granted independently of an Option, the price per share of Common Stock as determined by the Committee on the date of grant; provided, however, that the price shall not be less than the Fair Market Value on the date of grant.

1.17    LTIP Unit

“LTIP Unit” means an “LTIP Unit” as defined in the Operating Partnership’s partnership agreement. An LTIP Unit granted under this Plan represents the right to receive the benefits, payments or other rights set forth in that partnership agreement, subject to the terms and conditions of the applicable Agreement and that partnership agreement.

1.18    Operating Partnership

“Operating Partnership” means Armada Hoffler, L.P., a Virginia limited partnership.

1.19    Option

“Option” means a share option that entitles the holder to purchase from the Company a stated number of shares of Common Stock at the price set forth in an Agreement.

1.20    Other Equity-Based Award

“Other Equity-Based Award” means any award other than an Option, SAR, a Performance Unit award or a Stock Award which, subject to such terms and conditions as may be prescribed by the Committee, entitles a Participant to receive shares of Common Stock or rights or units valued in whole or in part by reference to, or otherwise based on, shares of Common Stock (including securities convertible into Common Stock) or other equity interests including LTIP Units.

1.21    Participant

“Participant” means an employee or officer of the Company or an Affiliate, a member of the Board, or an individual who provides significant services to the Company or an Affiliate (including an individual who provides services to the Company or an Affiliate by virtue of employment with, or providing services to, the Operating Partnership), and who satisfies the requirements of Article IV and is selected by the Committee to receive an award of Performance Units, a Stock Award, an Incentive Award Option, SAR, Other Equity-Based Award or a combination thereof.

1.22    Performance Goal

“Performance Goal” means a performance objective that is stated with respect to one or more of the following, alone or in combination, and with or without adjustment: funds from operations; adjusted funds from operations; normalized funds from operations; earnings before income taxes, depreciation and amortization (“EBITDA”); adjusted EBITDA; return on capital assets, development, investment or equity; total earnings; revenues or sales; earnings per share of Common Stock; return on capital; Fair Market Value; total stockholder return, including any comparisons with stock market indices; cash flow; acquisitions or strategic transactions; operating income (loss); gross or net profit levels; productivity; expenses; margins; operating efficiency; working capital; portfolio or regional occupancy rates; or performance or yield on development or redevelopment activities.

A Performance Goal may be expressed on an absolute basis or relative to the performance of one or more similarly situated companies or a published index. When establishing Performance Goals, the Committee may exclude any or all special, unusual or extraordinary items as determined under U.S. generally accepted accounting principles, including, without limitation, the charges or costs associated with restructurings of the Company, discontinued operations, other unusual or non-recurring items and the cumulative effects of accounting changes. To the extent permitted under Section 162(m) of the Code (for any award that is intended to constitute “performance based compensation” under Section 162(m) of the Code), the Committee may also adjust the Performance Goals as it deems equitable in recognition of unusual or non-recurring events affecting the Company, changes in applicable tax laws or accounting principles or such other factors as the Committee may determine.

1.23    Performance Units

“Performance Units” means an award, in the amount determined by the Committee, stated with reference to a specified number of shares of Common Stock or other securities or property, that in accordance with the terms of an Agreement entitles the holder to receive a payment for each specified unit equal to the value of the Performance Unit on the date of payment.

1.24    Person

“Person” means any human being, firm, corporation, partnership, or other entity. “Person” also includes any human being, firm, corporation, partnership, or other entity as defined in sections 13(d)(3) and 14(d)(2) of the Exchange Act. Notwithstanding the preceding sentences, the term “Person” does not include (i) the Company or any of its subsidiaries,

(i)    any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Affiliate,

(ii)    an underwriter temporarily holding securities pursuant to an offering of such securities or (iv) any corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of the Common Stock.

1.25    Plan

“Plan” means this Armada Hoffler Properties, Inc. Amended and Restated 2013 Equity Incentive Plan, as amended and restated effective on the Restatement Effective Date.

1.26    Restatement Effective Date

“Restatement Effective Date” means June 14, 2017, the date the amendment and restatement of the Plan was approved by the stockholders of the Company.

1.27    SAR

“SAR” means a stock appreciation right that in accordance with the terms of an Agreement entitles the holder to receive, with respect to each share of Common Stock encompassed by the exercise of the SAR, the excess, if any, of the Fair Market Value at the time of exercise over the Initial Value. References to “SARs” include both Corresponding SARs and SARs granted independently of Options, unless the context requires otherwise.

1.28    Stock Award

“Stock Award” means shares of Common Stock awarded to a Participant under Article VIII.

1.29    Ten Percent Stockholder

“Ten Percent Stockholder” means any individual owning more than ten percent (10%) of the total combined voting power of all classes of shares of the Company or of a “parent corporation” or “subsidiary corporation” (as such terms are defined in Section 424 of the Code) of the Company. An individual shall be considered to own any voting shares owned (directly or indirectly) by or for his or her brothers, sisters, spouse, ancestors or lineal descendants and shall be considered to own proportionately any voting shares owned (directly or indirectly) by or for a corporation, partnership, estate or trust of which such individual is a stockholder, partner or beneficiary.

ARTICLE II
PURPOSES

The Plan is intended to assist the Company and its Affiliates in recruiting and retaining individuals and other service providers with ability and initiative by enabling such persons or entities to participate in the future success of the Company and its Affiliates and to associate their interests with those of the Company and its stockholders. The Plan is intended to permit the grant of both Options qualifying under Section 422 of the Code (“incentive stock options”) and Options not so qualifying, and the grant of SARs, Stock Awards, Incentive Awards, Performance Units, and Other Equity-Based Awards in accordance with the Plan and any procedures that may be established by the Committee. No Option that is intended to be an incentive stock option shall be invalid for failure to qualify as an incentive stock option. The proceeds received by the Company from the sale of Common Stock pursuant to this Plan shall be used for general corporate purposes.

ARTICLE III
ADMINISTRATION

The Plan shall be administered by the Committee. The Committee shall have authority to grant SARs, Stock Awards, Incentive Awards, Performance Units, Options and Other Equity-Based Awards upon such terms (not inconsistent with the provisions of this Plan), as the Committee may consider appropriate. Such terms may include conditions (in addition to those contained in this Plan), on the exercisability of all or any part of an Option or SAR or on the transferability or forfeitability of a Stock Award, an Incentive Award, an award of Performance Units or an Other Equity-Based Award. Notwithstanding any such conditions, the Committee may, in its discretion, accelerate the time at which any Option or SAR may be exercised, or the time at which a Stock Award, an Incentive Award or Other Equity-Based Award may become transferable or nonforfeitable or the time at which an Other Equity-Based Award, an Incentive Award or an award of Performance Units may be settled. In addition, the Committee shall have complete authority to interpret all provisions of this Plan; to prescribe the form of Agreements; to adopt, amend, and rescind rules and regulations pertaining to the administration of the Plan (including rules and regulations that require or allow Participants to defer the payment of benefits under the Plan); and to make all other determinations necessary or advisable for the administration of this Plan. The Committee’s determinations under the Plan (including without limitation, determinations of the individuals to receive awards under the Plan, the form, amount and timing of such awards, the terms and provisions of such awards and the Agreements) need not be uniform and may be made by the Committee selectively among individuals who receive, or are eligible to receive, awards under the Plan, whether or not such persons are similarly situated. The express grant in the Plan of any specific power to the Committee shall not be construed as limiting any power or authority of the Committee. Any decision made, or action taken, by the Committee in connection with the administration of this Plan shall be final and conclusive. The members of the Committee shall not be liable for any act done in good faith with respect to this Plan or any

Agreement, Option, SAR, Stock Award, Incentive Award, Other Equity-Based Award or award of Performance Units. All expenses of administering this Plan shall be borne by the Company.

The Committee, in its discretion, may delegate to the Company’s Chief Executive Officer all or part of the Committee’s authority and duties with respect to grants and awards to individuals who are not subject to the reporting and other provisions of Section 16 of the Exchange Act. The Committee may revoke or amend the terms of a delegation at any time but such action shall not invalidate any prior actions of the Committee’s delegate that were consistent with the terms of the Plan and the Committee’s prior delegation. References to the “Committee” in the Plan include the Committee’s delegate to the extent consistent with the Committee’s delegation.

ARTICLE IV
ELIGIBILITY

Any employee of the Company or an Affiliate (including a trade or business that becomes an Affiliate after the adoption of this Plan) and any member of the Board is eligible to participate in this Plan. In addition, any other individual who provides significant services to the Company or an Affiliate (including an individual who provides services to the Company or an Affiliate by virtue of employment with, or providing services to, the Operating Partnership) is eligible to participate in this Plan if the Committee, in its sole discretion, determines that the participation of such individual is in the best interest of the Company. The Committee may also grant Options, SARs, Stock Awards, Incentive Awards, Performance Units and Other Equity-Based Awards to an individual as an inducement to such individual becoming eligible to participate in the Plan and prior to the date that the individual first performs services for the Company, an Affiliate or the Operating Partnership, provided that such awards will not become vested or exercisable, and no shares of Common Stock shall be issued or other payment made to such individual with respect to such awards prior to the date the individual first performs services for the Company, an Affiliate or the Operating Partnership.

ARTICLE V
COMMON STOCK SUBJECT TO PLAN

5.01    Common Stock Issued

Upon the award of Common Stock pursuant to a Stock Award, an Other Equity-Based Award or in settlement of an award of Performance Units or Incentive Award, the Company may deliver to the Participant shares of Common Stock from its treasury shares or authorized but unissued Common Stock. Upon the exercise of any Option, SAR or Other Equity-Based Award denominated in shares of Common Stock, the Company may deliver to the Participant (or the Participant’s broker if the Participant so directs), shares of Common Stock from its treasury shares or authorized but unissued Common Stock.

5.02    Aggregate Limit

(a)    The maximum aggregate number of Common Shares that may be issued under this Plan pursuant to the exercise of Options and SARs, the grant of Stock Awards or Other Equity-Based Awards and the settlement of Performance Units and Incentive Awards is 1,700,000 shares. Other Equity-Based Awards that are LTIP Units shall reduce the maximum aggregate number of shares of Common Stock that may be issued under this Plan on a one-for-one basis, i.e., each such unit shall be treated as an award of Common Stock.

(b)    The maximum number of shares of Common Stock that may be issued under this Plan in accordance with Section 5.02(a) shall be subject to adjustment as provided in Article XII.

(c)    The maximum number of shares of Common Stock that may be issued upon the exercise of Options that are incentive stock options or Corresponding SARs that are related to incentive stock options shall be determined in accordance with Sections 5.02(a) and 5.02(b).

5.03    Individual Grant Limit

No Participant may be granted an Award of (a) Options, (b) SARs, (c) Stock Awards, (d) Performance Units or (e) Other Equity-Based Awards, in each case, that is intended to constitute “performance based compensation” under Section 162(m) of the Code in any calendar year with respect to more than 300,000 shares of Common Stock. For purposes of this Section 5.03, an Option and Corresponding SAR shall be treated as a single award, and all other types of awards shall each be treated as separate awards, with each such type of award separately subject to the limit in this Section 5.03. The maximum number of shares of Common Stock for which a Participant may be granted Options, SARs, Stock Awards, Performance Units and Other Equity-Based Awards in any calendar year shall be subject to adjustment as provided in Article XII.

5.04    Reallocation of Shares

If any award or grant under the Plan (including LTIP Units) expires, is forfeited or is terminated without having been exercised or is paid in cash without delivery of shares of Common Stock, then the number of shares counted against the aggregate number of shares available under the Plan with respect to such award or grant shall, to the extent of any such forfeiture, termination or expiration, again be available for making awards or grants under the Plan in the same amount as such shares of Common Stock were counted against the limit set forth in Section 5.02. The number of Shares available for issuance under the Plan shall not be increased by (i) any shares of Common Stock tendered or withheld or awards surrendered in connection with the purchase of shares of Common Stock upon exercise of an Option as described in Section 6.08, (ii) any shares of Common Stock deducted or delivered from an award payment in connection with the Company’s tax withholding obligations as described in Section 14.05 or (iii) any shares of Common Stock purchased by the Company with proceeds from option exercises.

5.05    Non-Employee Director Limit

The combined maximum number of shares of Common Stock and LTIP Units subject to Awards granted during a single calendar year to any non-employee director, taken together with any cash fees paid during the calendar year in respect of the non-employee director’s service as a member of the Board (including service as a member or chair of any regular committees of the Board), shall not exceed $500,000 in total value (calculating the value of any such Awards based on the grant date fair value of such Awards for financial reporting purposes). The Committee may make exceptions to this limit for a non-executive chair of the Board or, in extraordinary circumstances, for other individual directors, as the Committee may determine in its discretion, provided that the non-employee director receiving such additional compensation may not participate in the decision to award such compensation.

ARTICLE VI
OPTIONS

6.01    Award

In accordance with the provisions of Article IV, the Committee will designate each individual to whom an Option is to be granted and, subject to Sections 5.03 and 5.05, will specify the number of shares of Common Stock covered by such awards.

6.02    Option Price

The price per share of Common Stock purchased on the exercise of an Option shall be determined by the Committee on the date of grant, but shall not be less than the Fair Market Value on the date the Option is granted. Notwithstanding the preceding sentence, the price per share of Common Stock purchased on the exercise of any Option that is an incentive stock option granted to an individual who is a Ten Percent Stockholder on the date such option is granted, shall not be less than one hundred ten percent (110%) of the Fair Market Value on the date the Option is granted. Except as provided in Article XII, the price per share of an outstanding Option may not be reduced (by amendment, cancellation and new grant or otherwise) without the approval of stockholders. In addition, no payment shall be made in cancellation of an Option if, on the date of cancellation, the option price per share exceeds Fair Market Value.

6.03    Maximum Option Period

The maximum period in which an Option may be exercised shall be determined by the Committee on the date of grant except that no Option shall be exercisable after the expiration of ten years from the date such Option was granted. In the case of an incentive stock option granted to a Participant who is a Ten Percent Stockholder on the date of grant, such Option shall not be exercisable after the expiration of five years from the date of grant. The terms of any Option may provide that it is exercisable for a period less than such maximum period.

6.04    Nontransferability

Except as provided in Section 6.05, each Option granted under this Plan shall be nontransferable except by will or by the laws of descent and distribution. In the event of any transfer of an Option (by the Participant or his transferee), the Option and any Corresponding SAR that relates to such Option must be transferred to the same person or persons or entity or entities. Except as provided in Section 6.05, during the lifetime of the Participant to whom the Option is granted, the Option may be exercised only by the Participant. No right or interest of a Participant in any Option shall be liable for, or subject to, any lien, obligation, or liability of such Participant.

6.05    Transferable Options

Section 6.04 to the contrary notwithstanding, if the Agreement provides, an Option that is not an incentive stock option may be transferred by a Participant to the Participant’s children, grandchildren, spouse, one or more trusts for the benefit of such family members or a partnership in which such family members are the only partners, on such terms and conditions as may be permitted under Rule 16b-3 under the Exchange Act as in effect from time to time. The holder of an Option transferred pursuant to this section shall be bound by the same terms and conditions that governed the Option during the period that it was held by the Participant; provided, however, that such transferee may not transfer the Option except by will or the laws of descent and distribution. In the event of any transfer of an Option (by the Participant or his transferee), the Option and any Corresponding SAR that relates to such Option must be transferred to the same person or persons or entity or entities.

6.06    Employee Status

For purposes of determining the applicability of Section 422 of the Code (relating to incentive stock options), or in the event that the terms of any Option provide that it may be exercised only during employment or continued service or within a specified period of time after termination of employment or continued service, the Committee may decide to what extent leaves of absence for governmental or military service, illness, temporary disability, or other reasons shall not be deemed interruptions of continuous employment or service.

6.07    Exercise

Subject to the provisions of this Plan and the applicable Agreement, an Option may be exercised in whole at any time or in part from time to time at such times and in compliance with such requirements as the Committee shall determine; provided, however, that incentive stock options (granted under the Plan and all plans of the Company and its Affiliates) may not be first exercisable in a calendar year for Common Shares having a Fair Market Value (determined as of the date an Option is granted) exceeding $100,000. An Option granted under this Plan may be exercised with respect to any number of whole shares less than the full number for which the Option could be exercised. A partial exercise of an Option shall not affect the right to exercise the Option from time to time in accordance with this Plan and the applicable Agreement with respect to the remaining shares subject to the Option. The exercise of an Option shall result in the termination of any Corresponding SAR to the extent of the number of shares with respect to which the Option is exercised.

6.08    Payment

Subject to rules established by the Committee and unless otherwise provided in an Agreement, payment of all or part of the Option price may be made in cash, certified check, by tendering shares of Common Stock or by attestation of ownership of shares of Common Stock, by a broker-assisted cashless exercise, or by such other means, including by way of net-exercise, as may be permitted by the Committee. If shares of Common Stock are used to pay all or part of the Option price, the sum of the cash and cash equivalent and the Fair Market Value (determined on the date of exercise) of the shares surrendered must not be less than the Option price of the shares for which the Option is being exercised.

6.09    Stockholder Rights

No Participant shall have any rights as a stockholder with respect to shares of Common Stock subject to an Option until the date of exercise of such Option.

6.10    Disposition of Shares

A Participant shall notify the Company of any sale or other disposition of shares of Common Stock acquired pursuant to an Option that was an incentive stock option if such sale or disposition occurs (i) within two years of the grant of an Option or (ii) within one year of the issuance of the shares of Common Stock to the Participant. Such notice shall be in writing and directed to the Secretary of the Company.

ARTICLE VII
SARS

7.01    Award

In accordance with the provisions of Article IV, the Committee will designate each individual to whom SARs are to be granted and will, subject to Sections 5.03 and 5.05, specify the number of shares of Common Stock covered by such awards. No Participant may be granted Corresponding SARs (under the Plan and all plans of the Company and its Affiliates) that are related to incentive stock options which are first exercisable in any calendar year for shares of Common Stock having an aggregate Fair Market Value (determined as of the date the related Option is granted) that exceeds $100,000.

7.02    Maximum SAR Period

The term of each SAR shall be determined by the Committee on the date of grant, except that no SAR shall have a term of more than ten years from the date of grant. In the case of a Corresponding SAR that is related to an incentive stock option granted to a Participant who is a Ten Percent Stockholder on the date of grant, such Corresponding SAR shall not be exercisable after the expiration of five years from the date of grant. The terms of any SAR may provide that it has a term that is less than such maximum period.

7.03    Nontransferability

Except as provided in Section 7.04, each SAR granted under this Plan shall be nontransferable except by will or by the laws of descent and distribution. In the event of any such transfer, a Corresponding SAR and the related Option must be transferred to the same person or persons or entity or entities. Except as provided in Section 7.04, during the lifetime of the Participant to whom the SAR is granted, the SAR may be exercised only by the Participant. No right or interest of a Participant in any SAR shall be liable for, or subject to, any lien, obligation, or liability of such Participant.

7.04    Transferable SARs

Section 7.03 to the contrary notwithstanding, if the Agreement provides, an SAR, other than a Corresponding SAR that is related to an incentive stock option, may be transferred by a Participant to the Participant’s children, grandchildren, spouse, one or more trusts for the benefit of such family members or a partnership in which such family members are the only partners, on such terms and conditions as may be permitted under Rule 16b-3 under the Exchange Act as in effect from time to time. The holder of an SAR transferred pursuant to this section shall be bound by the same terms and conditions that governed the SAR during the period that it was held by the Participant; provided, however, that such transferee may not transfer the SAR except by will or the laws of descent and distribution. In the event of any transfer of a Corresponding SAR (by the Participant or his transferee), the Corresponding SAR and the related Option must be transferred to the same person or person or entity or entities.

7.05    Exercise

Subject to the provisions of this Plan and the applicable Agreement, an SAR may be exercised in whole at any time or in part from time to time at such times and in compliance with such requirements as the Committee shall determine; provided, however, that a Corresponding SAR that is related to an incentive stock option may be exercised only to the extent that the related Option is exercisable and only when the Fair Market Value exceeds the option price of the related Option. An SAR granted under this Plan may be exercised with respect to any number of whole shares less than the full number for which the SAR could be exercised. A partial exercise of an SAR shall not affect the right to exercise the SAR from time to time in accordance with this Plan and the applicable Agreement with respect to the remaining shares subject to the SAR. The exercise of a Corresponding SAR shall result in the termination of the related Option to the extent of the number of shares with respect to which the SAR is exercised.

7.06    Employee Status

If the terms of any SAR provide that it may be exercised only during employment or continued service or within a specified period of time after termination of employment or continued service, the Committee may decide to what extent leaves of absence for governmental or military service, illness, temporary disability or other reasons shall not be deemed interruptions of continuous employment or service.

7.07    Settlement

At the Committee’s discretion, the amount payable as a result of the exercise of an SAR may be settled in cash, Common Stock, or a combination of cash and Common Stock. No fractional share will be deliverable upon the exercise of an SAR but a cash payment will be made in lieu thereof.

7.08    Stockholder Rights

No Participant shall, as a result of receiving an SAR, have any rights as a stockholder of the Company or any Affiliate until the date that the SAR is exercised and then only to the extent that the SAR is settled by the issuance of Common Stock.

7.09    No Reduction of Initial Value

Except as provided in Article XII, the Initial Value of an outstanding SAR may not be reduced (by amendment, cancellation and new grant or otherwise) without the approval of stockholders. In addition, no payment shall be made in cancellation of a SAR if, on the date of cancellation, the Initial Value exceeds Fair Market Value.

ARTICLE VIII
STOCK AWARDS

8.01    Award

In accordance with the provisions of Article IV, the Committee will designate each individual to whom a Stock Award is to be made and will, subject to Sections 5.03 and 5.05, specify the number of shares of Common Stock covered by such awards.

8.02    Vesting

The Committee, on the date of the award, may prescribe that a Participant’s rights in a Stock Award shall be forfeitable or otherwise restricted for a period of time or subject to such conditions as may be set forth in the Agreement. By way of example and not of limitation, the Committee may prescribe that a Participant’s rights in a Stock Award shall be forfeitable or otherwise restricted subject to the attainment of objectives stated with reference to the Company’s, an Affiliate’s or a business unit’s attainment of objectives stated with respect to performance criteria established by the Committee, including the attainment of objectives stated with respect to one or more Performance Goals.

8.03    Employee Status

In the event that the terms of any Stock Award provide that shares may become transferable and nonforfeitable thereunder only after completion of a specified period of employment or continuous service, the Committee may decide in each case to what extent leaves of absence for governmental or military service, illness, temporary disability, or other reasons shall not be deemed interruptions of continuous employment or service.

8.04    Stockholder Rights

Unless otherwise specified in accordance with the applicable Agreement, while the shares of Common Stock granted pursuant to the Stock Award may be forfeited or are nontransferable, a Participant will have all rights of a stockholder with respect to a Stock Award, including the right to receive dividends and vote the shares; provided, however, that dividends payable on Common Shares subject to a Stock Award that does not become nonforfeitable and transferable solely on account of continued employment or service, such dividends shall be distributed only when, and to the extent that, the underlying Stock Award is nonforfeitable and transferable and the Committee may provide that such dividends shall be deemed to have been reinvested in additional shares of Common Stock. During the period that the shares of Common Stock granted pursuant to the Stock Award may be forfeited or are nontransferable (i) a Participant may not sell, transfer, pledge, exchange, hypothecate, or otherwise dispose of shares granted pursuant to a Stock Award, (ii) the Company shall retain custody of the certificates evidencing shares granted pursuant to a Stock Award, and (iii) the Participant will deliver to the Company a stock power, endorsed in blank, with respect to each Stock Award. The limitations set forth in the preceding sentence shall not apply after the shares granted under the Stock Award are transferable and are no longer forfeitable.

ARTICLE IX
PERFORMANCE UNIT AWARDS

9.01    Award

In accordance with the provisions of Article IV, the Committee will designate each individual to whom an award of Performance Units is to be made and will, subject to Sections 5.03 and 5.05, specify the number of shares of Common Stock or other securities or property covered by such awards. The Committee also will specify whether Dividend Equivalent Rights are granted in conjunction with the Performance Units.

9.02    Earning the Award

The Committee, on the date of the grant of an award, shall prescribe that the Performance Units will be earned, and the Participant will be entitled to receive payment pursuant to the award of Performance Units, only upon the satisfaction of performance objectives and such other criteria as may be prescribed by the Committee, including the attainment of objectives stated with respect to one or more Performance Goals.

9.03    Payment

In the discretion of the Committee, the amount payable when an award of Performance Units is earned may be settled in cash, by the issuance of Common Stock, by the delivery of other securities or property or a combination thereof. A fractional share of Common Stock shall not be deliverable when an award of Performance Units is earned, but a cash payment will be made in lieu thereof. The amount payable when an award of Performance Units is earned shall be paid in a lump sum.

9.04    Stockholder Rights

A Participant, as a result of receiving an award of Performance Units, shall not have any rights as a stockholder until, and then only to the extent that, the award of Performance Units is earned and settled in shares of Common Stock. After an award of Performance Units is earned and settled in shares of Common Stock, a Participant will have all the rights of a stockholder as described in Section 8.04.

9.05    Nontransferability

Except as provided in Section 9.06, Performance Units granted under this Plan shall be nontransferable except by will or by the laws of descent and distribution. No right or interest of a Participant in any Performance Units shall be liable for, or subject to, any lien, obligation, or liability of such Participant.

9.06    Transferable Performance Units

Section 9.05 to the contrary notwithstanding, if the Agreement provides, an award of Performance Units may be transferred by a Participant to the Participant’s children, grandchildren, spouse, one or more trusts for the benefit of such family members or a partnership in which such family members are the only partners, on such terms and conditions as may be permitted under Rule 16b-3 under the Exchange Act as in effect from time to time. The holder of Performance Units transferred pursuant to this section shall be bound by the same terms and conditions that governed the Performance Units during the period that they were held by the Participant; provided, however that such transferee may not transfer Performance Units except by will or the laws of descent and distribution.

9.07    Employee Status

In the event that the terms of any Performance Unit award provide that no payment will be made unless the Participant completes a stated period of employment or continued service, the Committee may decide to what extent leaves of absence for government or military service, illness, temporary disability, or other reasons shall not be deemed interruptions of continuous employment or service.

ARTICLE X
OTHER EQUITY-BASED AWARDS

10.01    Award

In accordance with the provisions of Article IV, the Committee will designate each individual to whom an Other Equity-Based Award is to be made and will, subject to Sections 5.03 and 5.05, specify the number of shares of Common Stock or other equity interests (including LTIP Units) covered by such awards. The grant of LTIP Units must satisfy the requirements of the partnership agreement of the Operating Partnership as in effect on the date of grant. The Committee also will specify whether Dividend Equivalent Rights are granted in conjunction with the Other Equity-Based Award.

10.02    Terms and Conditions

The Committee, at the time an Other Equity-Based Award is made, shall specify the terms and conditions which govern the award. The terms and conditions of an Other Equity-Based Award may prescribe that a Participant’s rights in the Other Equity-Based Award shall be forfeitable, nontransferable or otherwise restricted for a period of time or subject to such other conditions as may be determined by the Committee, in its discretion and set forth in the Agreement, including the attainment of objectives stated with respect to one or more Performance Goals. Other Equity-Based Awards may be granted to Participants, either alone or in addition to other awards granted under the Plan, and Other Equity-Based Awards may be granted in the settlement of other Awards granted under the Plan.

10.03    Payment or Settlement

Other Equity-Based Awards valued in whole or in part by reference to, or otherwise based on, shares of Common Stock, shall be payable or settled in shares of Common Stock, cash or a combination of Common Stock and cash, as determined by the Committee in its discretion; provided, however, that any shares of Common Stock that are issued on account of the conversion of LTIP Units into Common Stock shall not be issued under the Plan. Other Equity-Based Awards denominated as equity interests other than Common Stock may be paid or settled in shares or units of such equity interests or cash or a combination of both as determined by the Committee in its discretion.

10.04    Employee Status

If the terms of any Other Equity-Based Award provides that it may be earned or exercised only during employment or continued service or within a specified period of time after termination of employment or continued service, the Committee may decide to what extent leaves of absence for governmental or military service, illness, temporary disability or other reasons shall not be deemed interruptions of continuous employment or service.

10.05    Stockholder Rights

A Participant, as a result of receiving an Other Equity-Based Award, shall not have any rights as a stockholder until, and then only to the extent that, shares of Common Stock are issued under the Other Equity-Based Award.

ARTICLE XI
INCENTIVE AWARDS

11.01    Award

In accordance with the provisions of Article IV, the Committee will designate each individual to whom an Incentive Award is to be made. The amount payable under all Incentive Awards shall be finally determined by the Committee; provided, however, that no individual may receive an Incentive Award payment that is intended to constitute “performance based compensation” under Section 162(m) of the Code in any calendar year that exceeds $3,000,000.

11.02    Terms and Conditions

The Committee, at the time an Incentive Award is made, shall specify the terms and conditions that govern the award. Such terms and conditions may prescribe that the Incentive Award shall be earned only to the extent that the Participant, the Company or an Affiliate, during a performance period of at least one year, achieves objectives stated with reference to one or more performance measures or criteria prescribed by the Committee, including the attainment of objectives stated with respect to one or more Performance Goals. Such terms and conditions also may include other limitations on the payment of Incentive Awards including, by way of example and not of limitation, requirements that the Participant complete a specified period of employment or service with the Company or an Affiliate or that the Company, an Affiliate, or the Participant attain stated objectives or goals (in addition to those prescribed in accordance with the preceding sentence) as a prerequisite to payment under an Incentive Award.

11.03    Nontransferability

Incentive Awards granted under this Plan shall be nontransferable except by will or by the laws of descent and distribution. No right or interest of a Participant in an Incentive Award shall be liable for, or subject to, any lien, obligation, or liability of such Participant.

11.04    Employee Status

If the terms of an Incentive Award provide that a payment will be made thereunder only if the Participant completes a stated period of employment or continued service the Committee may decide to what extent leaves of absence for governmental or military service, illness, temporary disability or other reasons shall not be deemed interruptions of continuous employment or service.

11.05    Settlement

An Incentive Award that is earned shall be settled with a single lump sum payment which may be in cash, shares of Common Stock or a combination of cash and Common Stock, as determined by the Committee.

11.06    Stockholder Rights

No participant shall, as a result of receiving an Incentive Award, have any rights as a stockholder of the Company or an Affiliate until the date that the Incentive Award is settled and then only to the extent that the Incentive Award is settled by the issuance of Common Stock.

ARTICLE XII
ADJUSTMENT UPON CHANGE IN COMMON STOCK

The maximum number of shares of Common Stock as to which Options, SARs, Performance Units, Stock Awards and Other Equity-Based Awards may be granted, the individual grant limits in Sections 5.03 and 5.05 and the terms of outstanding Stock Awards, Options, SARs, Incentive Awards, Performance Units and Other Equity-Based Awards shall be adjusted as determined by the Board in the event that (i) the Company (a) effects one or more nonreciprocal transactions between the Company and its stockholders such as a share dividend, extra-ordinary cash dividend, share split-up, subdivision or consolidation of shares that affects the number of shares or kind of Common Stock (or other securities of the Company) or the Fair Market Value (or the value of other Company securities) and causes a change in the Fair Market Value of the Common Stock subject to outstanding awards or (b) engages in a transaction to which Section 424 of the Code applies or (ii) there occurs any other event which, in the judgment of the Board necessitates such action. Any determination made under this Article XII by the Board shall be final and conclusive.

The issuance by the Company of shares of any class, or securities convertible into shares of any class, for cash or property, or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the maximum number of shares as to which Options, SARs, Performance Units, Stock Awards and Other Equity-Based Awards may be granted, the individual grant limits in Sections 5.03 and 5.05 or the terms of outstanding Stock Awards, Options, SARs, Incentive Awards, Performance Shares or Other Equity-Based Awards.

The Committee may grant Stock Awards, Options, SARs, Performance Units or Other Equity-Based Awards in substitution for performance shares, phantom shares, stock awards, stock options, stock appreciation rights, or similar awards held by an individual who becomes an employee of the Company or an Affiliate in connection with a transaction described in the first paragraph of this Article XII. Shares issuable pursuant to such substitute awards shall not count against the maximum number of shares of Common Stock that may be issued under the Plan, as set forth in Section 5.02. Notwithstanding any provision of the Plan (other than the limitation of Section 5.02), the terms of such substituted Stock Awards, SARs, Other Equity-Based Awards, Options or Performance Units shall be as the Committee, in its discretion, determines is appropriate.

ARTICLE XIII
COMPLIANCE WITH LAW AND APPROVAL OF REGULATORY BODIES

No Option or SAR shall be exercisable, no Common Stock shall be issued, no certificates for Common Stock shall be delivered, and no payment shall be made under this Plan except in compliance with all applicable federal and state laws and regulations (including, without limitation, withholding tax requirements), any listing agreement to which the Company is a party, and the rules of all domestic stock exchanges on which the Company’s shares may be listed. The Company shall have the right to rely on an opinion of its counsel as to such compliance. Any certificate issued to evidence Common Stock when a Stock Award is granted, a Performance Unit, Incentive Award or Other Equity-Based Award is settled or for which an Option or SAR is exercised may bear such legends and statements as the Committee may deem advisable to assure compliance with federal and state laws and regulations. No Option or SAR shall be exercisable, no Stock Award or Performance Unit shall be granted, no Common Stock shall be issued, no certificate for Common Stock shall be delivered, and no payment shall be made under this Plan until the Company has obtained such consent or approval as the Committee may deem advisable from regulatory bodies having jurisdiction over such matters.

ARTICLE XIV
GENERAL PROVISIONS

14.01    Effect on Employment and Service

Neither the adoption of this Plan, its operation, nor any documents describing or referring to this Plan (or any part thereof), shall confer upon any individual or entity any right to continue in the employ or service of the Company or an Affiliate or in any way affect any right and power of the Company or an Affiliate to terminate the employment or service of any individual or entity at any time with or without assigning a reason therefor.

14.02    Unfunded Plan

This Plan, insofar as it provides for grants, shall be unfunded, and the Company shall not be required to segregate any assets that may at any time be represented by grants under this Plan. Any liability of the Company to any person with respect to any grant under this Plan shall be based solely upon any contractual obligations that may be created pursuant to this Plan. No such obligation of the Company shall be deemed to be secured by any pledge of, or other encumbrance on, any property of the Company.

14.03    Rules of Construction

Headings are given to the articles and sections of this Plan solely as a convenience to facilitate reference. The reference to any statute, regulation, or other provision of law shall be construed to refer to any amendment to or successor of such provision of law.

14.04    Section 409A Compliance

All awards made under this Plan are intended to comply with, or otherwise be exempt from, Section 409A of the Code (“Section 409A”), after giving effect to the exemptions in Treasury Regulation sections 1.409A-1(b)(3) through (b)(12). This Plan and all Agreements shall be administered, interpreted and construed in a manner consistent with Section 409A. If any provision of this Plan or any Agreement is found not to comply with, or otherwise not be exempt from, the provisions of Section 409A, it shall be modified and given effect, in the sole discretion of the Committee and without requiring the Participant’s consent, in such manner as the Committee determines to be necessary or appropriate to comply with, or effectuate an exemption from, Section 409A. Each payment under an award granted under this Plan shall be treated as a separate identified payment for purposes of Section 409A.

If a payment obligation under an award or an Agreement arises on account of the Participant’s termination of employment and such payment obligation constitutes “deferred compensation” (as defined under Treasury Regulation section 1.409A-1(b)(1), after giving effect to the exemptions in Treasury Regulation sections 1.409A-1(b)(3) through (b)(12)), it shall be payable only after the Participant’s “separation from service” (as defined under Treasury Regulation section 1.409A-1(h)); provided, however, that if the Participant is a “specified employee” (as defined under Treasury Regulation section 1.409A-1(i)), any such payment that is scheduled to be paid within six months after such separation from service shall accrue without interest and shall be paid on the first day of the seventh month beginning after the date of the Participant’s separation from service or, if earlier, within fifteen days after the appointment of the personal representative or executor of the Participant’s estate following the Participant’s death.

14.05    Withholding Taxes

Each Participant shall be responsible for satisfying any income and employment tax withholding obligations attributable to participation in the Plan. Unless otherwise provided by the Agreement, any such withholding tax obligations may be satisfied in cash (including from any cash payable in settlement of an award of Performance Units, SARs, Incentive Awards or Other Equity-Based Award) or a cash equivalent acceptable to the Committee. To the extent authorized by the Committee (and subject to such limitations as the Committee may prescribe), the maximum (or such lesser amount as may be required to avoid adverse accounting treatment) statutory federal, state, district or city withholding tax obligations also may be satisfied (a) by surrendering to the Company shares of Common Stock previously acquired by the Participant; (b) by authorizing the Company to withhold or reduce the number of shares of Common Stock otherwise issuable to the Participant upon the exercise of an Option or SAR, the settlement of a Performance Unit award, Incentive Award or an Other Equity-Based Award (if applicable) or the grant or vesting of a Stock Award; or (c) by any other method as may be approved by the Committee. If Common Stock is used to pay all or part of such withholding tax obligation, the Fair Market Value of the shares surrendered, withheld or reduced shall be determined as of the day the tax liability arises.

14.06    Return of Awards; Repayment

Each Stock Award, Option, SAR, Performance Unit award, Incentive Award and Other Equity-Based Award granted under the Plan, as amended and restated herein, is subject to the condition that the Company may require that such award be returned and that any payment made with respect to such award must be repaid if such action is required under the terms of any Company “clawback” policy as in effect on the date that the payment was made, on the date the award was granted or, as applicable, the date the Option or SAR was exercised or the date the Stock Award, Performance Unit award or Other Equity-Based Award is vested or earned. In addition, notwithstanding the foregoing, such policy may otherwise authorize the Company to recover from a Participant any amounts or awards as may in the future be prescribed by the rules and regulations of the Securities and Exchange Commission and/or the primary stock exchange on which the shares of Common Stock are listed, if any.

ARTICLE XV
CHANGE IN CONTROL

15.01    Impact of Change in Control

Upon a Change in Control, the Committee is authorized to cause (i) outstanding Options and SARs to become fully exercisable, (ii) outstanding Stock Awards to become transferable and nonforfeitable and (iii) outstanding Performance Units, Incentive Awards and Other Equity-Based Awards to become, as applicable, vested earned and/or nonforfeitable in their entirety.

15.02    Assumption Upon Change in Control

In the event of a Change in Control, the Committee, in its discretion and without the need for a Participant’s consent, may provide that an outstanding Option, SAR, Incentive Award, Stock Award, Performance Unit or Other Equity-Based Award shall be assumed by, or a substitute award granted by, the surviving entity in the Change in Control. Such assumed or substituted award shall be of the same type of award as the original Option, SAR, Incentive Award, Stock Award, Performance Unit or Other Equity-Based Award being assumed or substituted. The assumed or substituted award shall have an intrinsic value, as of the Control Change Date, that is substantially equal to the intrinsic value of the original award (or the difference between the Fair Market Value and the option price or Initial Value in the case of Options and SARs) as the Committee determines is equitably required and such other terms and conditions as may be prescribed by the Committee.

15.03    Cash-Out Upon Change in Control

In the event of a Change in Control, the Committee, in its discretion and without the need of a Participant’s consent, may provide that each Option, SAR, Incentive Award, Stock Award and Performance Unit and Other Equity-Based Award shall be cancelled in exchange for a payment. The payment may be in cash, Common Stock or other securities or consideration received by stockholders in the Change in Control transaction. The amount of the payment shall be an amount that is substantially equal to (i) the amount by which the price per share received by stockholders in the Change in Control exceeds the option price or Initial Value in the case of an Option and SAR, or (ii) the price per share received by stockholders for each share of Common Stock subject to a Stock Award, Performance Unit or Other Equity-Based Award, (iii) the value of the other securities or property in which the Performance Unit or Other Equity-Based award is denominated or (iv) the amount payable under an Incentive Award on account of meeting all Performance Goals or other performance objectives. If the option price or Initial Value exceeds the price per share received by stockholders in the Change in Control transaction, the Option or SAR may be cancelled under this Section 15.03 without any payment to the Participant.

15.04    Limitation of Benefits

The benefits that a Participant may be entitled to receive under this Plan and other benefits that a Participant is entitled to receive under other plans, agreements and arrangements (which, together with the benefits provided under this Plan, are referred to as “Payments”), may constitute Parachute Payments that are subject to Sections 280G and 4999 of the Code. As provided in this Section 15.04, the Parachute Payments will be reduced if, and only to the extent that, a reduction will allow a Participant to receive a greater Net After Tax Amount than a Participant would receive absent a reduction.

The Accounting Firm will first determine the amount of any Parachute Payments that are payable to a Participant. The Accounting Firm also will determine the Net After Tax Amount attributable to the Participant’s total Parachute Payments.

The Accounting Firm will next determine the largest amount of Payments that may be made to the Participant without subjecting the Participant to tax under Section 4999 of the Code (the “Capped Payments”). Thereafter, the Accounting Firm will determine the Net After Tax Amount attributable to the Capped Payments.

The Participant will receive the total Parachute Payments or the Capped Payments, whichever provides the Participant with the higher Net After Tax Amount. If the Participant will receive the Capped Payments, the total Parachute Payments will be adjusted by first reducing the amount of any noncash benefits under this Plan or any other plan, agreement or arrangement (with the source of the reduction to be directed by the Participant) and then by reducing the amount of any cash benefits under this Plan or any other plan, agreement or arrangement (with the source of the reduction to be directed by the Participant). The Accounting Firm will notify the Participant and the Company if it determines that the Parachute Payments must be reduced to the Capped Payments and will send the Participant and the Company a copy of its detailed calculations supporting that determination.

As a result of the uncertainty in the application of Sections 280G and 4999 of the Code at the time that the Accounting Firm makes its determinations under this Article XV, it is possible that amounts will have been paid or distributed to the Participant that should not have been paid or distributed under this Section 15.04 (“Overpayments”), or that additional amounts should be paid or distributed to the Participant under this Section 15.04 (“Underpayments”). If the Accounting Firm determines, based on either the assertion of a deficiency by the Internal Revenue Service against the Company or the Participant, which assertion the Accounting Firm believes has a high probability of success or controlling precedent or substantial authority, that an Overpayment has been made, the Participant must repay to the Company, without interest; provided, however, that no loan will be deemed to have been made and no amount will be payable by the Participant to the Company unless, and then only to the extent that, the deemed loan and payment would either reduce the amount on which the Participant is subject to tax under Section 4999 of the Code or generate a refund of tax imposed under Section 4999 of the Code. If the Accounting Firm determines, based upon controlling precedent or substantial authority, that an Underpayment has occurred, the Accounting Firm will notify the Participant and the Company of that determination and the amount of that Underpayment will be paid to the Participant promptly by the Company.

For purposes of this Section 15.04, the term “Accounting Firm” means the independent accounting firm engaged by the Company immediately before the Control Change Date. For purposes of this Article XV, the term “Net After Tax Amount” means the amount of any Parachute Payments or Capped Payments, as applicable, net of taxes imposed under Sections 1, 3101(b) and 4999 of the Code and any State or local income taxes applicable to the Participant on the date of payment. The determination of the Net After Tax Amount shall be made using the highest combined effective rate imposed by the foregoing taxes on income of the same character as the Parachute Payments or Capped Payments, as applicable, in effect on the date of payment. For purposes of this Section 15.04, the term “Parachute Payment” means a payment that is described in Section 280G(b)(2) of the Code, determined in accordance with Section 280G of the Code and the regulations promulgated or proposed thereunder.

Notwithstanding any other provision of this Section 15.04, the limitations and provisions of this Section 15.04 shall not apply to any Participant who, pursuant to an agreement with the Company or the terms of another plan maintained by the Company, is entitled to indemnification for any liability that the Participant may incur under Section 4999 of the Code.

ARTICLE XVI
AMENDMENT

The Board may amend or terminate this Plan at any time; provided, however, that no amendment may adversely impair the rights of a Participant with respect to outstanding awards without the Participant’s consent. In addition, an amendment will be contingent on approval of the Company’s stockholders if such approval is required by law or the rules of any exchange on which the Common Shares are listed or if the amendment would materially increase the benefits accruing to Participants under the Plan, materially increase the aggregate number of shares of Common Stock that may be issued under the Plan or materially modify the requirements as to eligibility for participation in the Plan.

ARTICLE XVII
DURATION OF PLAN

No Stock Award, Performance Unit Award, Incentive Award, Option, SAR or Other Equity-Based Award may be granted under this Plan after the day before the tenth anniversary of the Restatement Effective Date. Stock Awards, Performance Unit awards, Incentive Awards, Options, SARs and Other Equity-Based Awards granted before such date shall remain valid in accordance with their terms.

ARTICLE XVIII
EFFECTIVE DATE OF PLAN

The Plan first became effective on the Effective Date, and was subsequently amended and restated, subject to the approval by the stockholders of the Company, effective as of the Restatement Effective Date.

Appendix B

ARMADA HOFFLER PROPERTIES, INC.
AMENDED AND RESTATED 2013 EQUITY INCENTIVE PLAN

(as amended and restated effective June 14, 2017)

TABLE OF CONTENTS

ARTICLE I	DEFINITIONS	B-1
1.01	Affiliate	B-1
1.02	Agreement	B-1
1.03	Board	B-1
1.04	Change in Control	B-1
1.05	Code	B-2
1.06	Committee	B-2
1.07	Common Stock	B-2
1.08	Company	B-2
1.09	Control Change Date	B-2
1.10	Corresponding SAR	B-2
1.11	Dividend Equivalent Right	B-2
1.12	Effective Date	B-3
1.13	Exchange Act	B-3
1.14	Fair Market Value	B-3
1.15	Incentive Award	B-3
1.16	Initial Value	B-3
1.17	LTIP Unit	B-3
1.18	Operating Partnership	B-3
1.19	Option	B-3
1.20	Other Equity-Based Award	B-3
1.21	Participant	B-3
1.22	Performance Goal	B-4
1.23	Performance Units	B-4
1.24	Person	B-4
1.25	Plan	B-4
1.26	Restatement Effective Date	B-4
1.27	SAR	B-5
1.28	Stock Award	B-5
1.29	Ten Percent Stockholder	B-5
ARTICLE II	PURPOSES	B-5
ARTICLE III	ADMINISTRATION	B-5
ARTICLE IV	ELIGIBILITY	B-6
ARTICLE V	COMMON STOCK SUBJECT TO PLAN	B-6
5.01	Common Stock Issued	B-6
5.02	Aggregate Limit	B-6
5.03	Individual Grant Limit	B-7
5.04	Reallocation of Shares	B-7
5.05	Non-Employees Director Limit	B-7

ARTICLE VI	OPTIONS	B-7
6.01	Award	B-7
6.02	Option Price	B-7
6.03	Maximum Option Period	B-8
6.04	Nontransferability	B-8
6.05	Transferable Options	B-8
6.06	Employee Status	B-8
6.07	Exercise	B-8
6.08	Payment	B-9
6.09	Stockholder Rights	B-9
6.10	Disposition of Shares	B-9
ARTICLE VII	SARS	B-9
7.01	Award	B-9
7.02	Maximum SAR Period	B-9
7.03	Nontransferability	B-9
7.04	Transferable SARs	B-9
7.05	Exercise	B-10
7.06	Employee Status	B-10
7.07	Settlement	B-10
7.08	Stockholder Rights	B-10
7.09	No Reduction of Initial Value	B-10
ARTICLE VIII	STOCK AWARDS	B-10
8.01	Award	B-10
8.02	Vesting	B-10
8.03	Employee Status	B-11
8.04	Stockholder Rights	B-11
ARTICLE IX	PERFORMANCE UNIT AWARDS	B-11
9.01	Award	B-11
9.02	Earning the Award	B-11
9.03	Payment	B-11
9.04	Stockholder Rights	B-12
9.05	Nontransferability	B-12
9.06	Transferable Performance Units	B-12
9.07	Employee Status	B-12
ARTICLE X	OTHER EQUITY-BASED AWARDS	B-12
10.01	Award	B-12
10.02	Terms and Conditions	B-12
10.03	Payment or Settlement	B-12
10.04	Employee Status	B-13
10.05	Stockholder Rights	B-13
ARTICLE XI	INCENTIVE AWARDS	B-13
11.01	Award	B-13
11.02	Terms and Conditions	B-13
11.03	Nontransferability	B-13

11.04	Employee Status	B-13
11.05	Settlement	B-14
11.06	Stockholder Rights	B-14
ARTICLE XII	ADJUSTMENT UPON CHANGE IN COMMON STOCK	B-14
ARTICLE XIII	COMPLIANCE WITH LAW AND APPROVAL OF REGULATORY BODIES	B-14
ARTICLE XIV	GENERAL PROVISIONS	B-15
14.01	Effect on Employment and Service	B-15
14.02	Unfunded Plan	B-15
14.03	Rules of Construction	B-15
14.04	Section 409A Compliance	B-15
14.05	Withholding Taxes	B-15
14.06	Return of Awards: Repayment	B-16
ARTICLE XV	CHANGE IN CONTROL	B-16
15.01	Impact of Change in Control	B-16
15.02	Assumption Upon Change in Control	B-16
15.03	Cash-Out Upon Change in Control	B-16
15.04	Limitation of Benefits	B-17
ARTICLE XVI	AMENDMENT	B-18
ARTICLE XVII	DURATION OF PLAN	B-18
ARTICLE XVIII	EFFECTIVE DATE OF PLAN	B-18

ARTICLE I
DEFINITIONS

1.01    Affiliate

“Affiliate” means any entity, whether now or hereafter existing, which controls, is controlled by, or is under common control with, the Company (including, but not limited to, joint ventures, limited liability companies and partnerships). For this purpose, the term “control” shall mean ownership of 50% or more of the total combined voting power or value of all classes of shares or interests in the entity, or the power to direct the management and policies of the entity, by contract or otherwise.

1.02    Agreement

“Agreement” means a written agreement (including any amendment or supplement thereto) between the Company and a Participant specifying the terms and conditions of a Stock Award, an Incentive Award, an award of Performance Units, an Option, SAR or Other Equity-Based Award (including an LTIP Unit) granted to such Participant.

1.03    Board

“Board” means the Board of Directors of the Company.

1.04    Change in Control

“Change in Control” shall mean a change in control of the Company which will be deemed to have occurred after the date hereof if:

(a)    any “person” as such term is used in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof except that such term shall not include (A) the Company or any of its subsidiaries, (B) any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its affiliates, (C) an underwriter temporarily holding securities pursuant to an offering of such securities, (D) any corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of the Company’s common stock, or (E) any person or group as used in Rule 13d-1(b) under the Exchange Act, is or becomes the Beneficial Owner, as such term is defined in Rule 13d-3 under the Exchange Act, directly or indirectly, of securities of the Company representing at least 50% of the combined voting power or common stock of the Company;

(b)    during any period of two consecutive years, individuals who at the beginning of such period constitute the Board, and any new director (other than (A) a director designated by a person who has entered into an agreement with the Company to effect a transaction described in clause (~~1~~a), (~~3~~c), or (~~4~~d) of this Section ~~1.05~~1.04 or (B) a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company) whose election by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority thereof;

(c)    there is consummated a merger or consolidation of the Company or any direct or indirect subsidiary of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof) in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any subsidiary of the Company, more than 50% of the combined voting power and common stock of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation; or

(d)    there is consummated a sale or disposition by the Company of all or substantially all of the Company’s assets (or any transaction having a similar effect, including a liquidation) other than a sale or disposition by the Company of all or substantially all of the Company’s assets to an entity, more than fifty percent (50%) of the combined voting power and common stock of which is owned by stockholders of the Company in substantially the same proportions as their ownership of the common stock of the Company immediately prior to such sale.

Notwithstanding the foregoing, if an award under this Plan constitutes “deferred compensation” under Section 409A of the Code, no payment shall be made under such award on account of a Change in Control unless the occurrence of one or more of the preceding events also constitutes a change in the ownership or effective control of the Company or a change in the ownership of a substantial portion of the Company’s assets, all as determined in accordance with the regulations under Section 409A of the Code.

1.05    Code

“Code” means the Internal Revenue Code of 1986, and any amendments thereto.

1.06    Committee

“Committee” means the Compensation Committee of the Board; provided, however, that if there is no Compensation Committee, then “Committee” means the Board~~; and provided, further that with respect to awards made to a member of the Board who is not an employee of the Company or an Affiliate, “Committee” means the Board~~.

1.07    Common Stock

“Common Stock” means the common stock, par value $0.01 per share, of the Company.

1.08    Company

“Company” means Armada Hoffler Properties, Inc., a Maryland corporation.

1.09    Control Change Date

“Control Change Date” means the date on which a Change in Control occurs. If a Change in Control occurs on account of a series of transactions, the “Control Change Date” is the date of the last of such transactions.

1.10    Corresponding SAR

“Corresponding SAR” means an SAR that is granted in relation to a particular Option and that can be exercised only upon the surrender to the Company, unexercised, of that portion of the Option to which the SAR relates.

1.11    Dividend Equivalent Right

“Dividend Equivalent Right” means the right, subject to the terms and conditions prescribed by the Committee, of a Participant to receive (or have credited) cash, shares or other property in amounts equivalent to the cash, shares or other property dividends declared on shares of Common Stock with respect to specified Performance Units or Common Shares subject to an Other Equity-Based Award, as determined by the Committee, in its sole discretion. The Committee shall provide that Dividend Equivalent Rights (if any) payable with respect to any award that does not vest or become exercisable solely on account of continued employment or service shall be distributed only when, and to the extent that, the underlying award is vested or exercisable and also may provide that Dividend Equivalent Rights (if any) shall be deemed to have been reinvested in additional shares of Common Stock or otherwise reinvested.

1.12    Effective Date

“Effective Date” means May 1, 2013, the date the Plan was approved by the stockholders of the Company.

1.13    ~~1.12~~ Exchange Act

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

1.14    ~~1.13~~ Fair Market Value

“Fair Market Value” means, on any given date, the reported “closing” price of a share of Common Stock on the New York Stock Exchange. If, on any given date, the Common Stock is not listed for trading on the New York Stock Exchange, then Fair Market Value shall be the “closing” price of a share of Common Stock on such other exchange on which the Common Stock is listed for trading or, if the Common Stock is not listed on any exchange, the amount determined by the Committee using any reasonable method in good faith and in accordance with the regulations under Section 409A of the Code.

1.15    ~~1.14~~ Incentive Award

“Incentive Award” means an award under Article XI which, subject to the terms and conditions prescribed by the Committee, entitles the Participant to receive a payment from the Company or an Affiliate.

1.16    ~~1.15~~ Initial Value

“Initial Value” means, with respect to a Corresponding SAR, the option price per share of the related Option and, with respect to an SAR granted independently of an Option, the price per share of Common Stock as determined by the Committee on the date of grant; provided, however, that the price shall not be less than the Fair Market Value on the date of grant.

1.17    ~~1.16~~ LTIP Unit

“LTIP Unit” means an “LTIP Unit” as defined in the Operating Partnership’s partnership agreement. An LTIP Unit granted under this Plan represents the right to receive the benefits, payments or other rights set forth in that partnership agreement, subject to the terms and conditions of the applicable Agreement and that partnership agreement.

1.18    ~~1.17~~ Operating Partnership

“Operating Partnership” means Armada Hoffler, L.P., a Virginia limited partnership.
1.19    ~~1.18~~ Option

“Option” means a share option that entitles the holder to purchase from the Company a stated number of shares of Common Stock at the price set forth in an Agreement.

1.20    ~~1.19~~ Other Equity-Based Award

“Other Equity-Based Award” means any award other than an Option, SAR, a Performance Unit award or a Stock Award which, subject to such terms and conditions as may be prescribed by the Committee, entitles a Participant to receive shares of Common Stock or rights or units valued in whole or in part by reference to, or otherwise based on, shares of Common Stock (including securities convertible into Common Stock) or other equity interests including LTIP Units.

1.21    ~~1.20~~ Participant

“Participant” means an employee or officer of the Company or an Affiliate, a member of the Board, or an individual who provides significant services to the Company or an Affiliate (including an individual who provides services to the Company or an Affiliate by virtue of employment with, or providing services to, the Operating

Partnership), and who satisfies the requirements of Article IV and is selected by the Committee to receive an award of Performance Units, a Stock Award, an Incentive Award Option, SAR, Other Equity-Based Award or a combination thereof.

1.22    ~~1.21~~ Performance Goal

“Performance Goal” means a performance objective that is stated with respect to one or more of the following, alone or in combination, and with or without adjustment: funds from operations; adjusted funds from operations; normalized funds from operations; earnings before income taxes, depreciation and amortization (“EBITDA”); adjusted EBITDA; return on capital assets, development, investment or equity; total earnings; revenues or sales; earnings per share of Common Stock; return on capital; Fair Market Value; total stockholder return, including any comparisons with stock market indices; cash flow; acquisitions or strategic transactions; operating income (loss); gross or net profit levels; productivity; expenses; margins; operating efficiency; working capital; portfolio or regional occupancy rates; or performance or yield on development or redevelopment activities.

A Performance Goal may be expressed on an absolute basis or relative to the performance of one or more similarly situated companies or a published index. When establishing Performance Goals, the Committee may exclude any or all special, unusual or extraordinary items as determined under U.S. generally accepted accounting principles, including, without limitation, the charges or costs associated with restructurings of the Company, discontinued operations, other unusual or non-recurring items and the cumulative effects of accounting changes. To the extent permitted under Section 162(m) of the Code (for any award that is intended to constitute “performance based compensation” under Section 162(m) of the Code), the Committee may also adjust the Performance Goals as it deems equitable in recognition of unusual or non-recurring events affecting the Company, changes in applicable tax laws or accounting principles or such other factors as the Committee may determine.

1.23    ~~1.22~~ Performance Units

“Performance Units” means an award, in the amount determined by the Committee, stated with reference to a specified number of shares of Common Stock or other securities or property, that in accordance with the terms of an Agreement entitles the holder to receive a payment for each specified unit equal to the value of the Performance Unit on the date of payment.

1.24    ~~1.23~~ Person

“Person” means any human being, firm, corporation, partnership, or other entity. “Person” also includes any human being, firm, corporation, partnership, or other entity as defined in sections 13(d)(3) and 14(d)(2) of the Exchange Act. Notwithstanding the preceding sentences, the term “Person” does not include (i) the Company or any of its subsidiaries,

(i)    any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Affiliate,

(ii)    an underwriter temporarily holding securities pursuant to an offering of such securities or (iv) any corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of the Common Stock.

1.25    ~~1.24~~ Plan

“Plan” means this Armada Hoffler Properties, Inc. Amended and Restated 2013 Equity Incentive Plan, as amended and restated effective on the Restatement Effective Date.

1.26    Restatement Effective Date

“Restatement Effective Date” means June 14, 2017, the date the amendment and restatement of the Plan was approved by the stockholders of the Company.

1.27    ~~1.25~~ SAR

“SAR” means a stock appreciation right that in accordance with the terms of an Agreement entitles the holder to receive, with respect to each share of Common Stock encompassed by the exercise of the SAR, the excess, if any, of the Fair Market Value at the time of exercise over the Initial Value. References to “SARs” include both Corresponding SARs and SARs granted independently of Options, unless the context requires otherwise.

1.28    ~~1.26~~ Stock Award

“Stock Award” means shares of Common Stock awarded to a Participant under Article VIII.

1.29    ~~1.27~~ Ten Percent Stockholder

“Ten Percent Stockholder” means any individual owning more than ten percent (10%) of the total combined voting power of all classes of shares of the Company or of a “parent corporation” or “subsidiary corporation” (as such terms are defined in Section 424 of the Code) of the Company. An individual shall be considered to own any voting shares owned (directly or indirectly) by or for his or her brothers, sisters, spouse, ancestors or lineal descendants and shall be considered to own proportionately any voting shares owned (directly or indirectly) by or for a corporation, partnership, estate or trust of which such individual is a stockholder, partner or beneficiary.

ARTICLE II
PURPOSES

The Plan is intended to assist the Company and its Affiliates in recruiting and retaining individuals and other service providers with ability and initiative by enabling such persons or entities to participate in the future success of the Company and its Affiliates and to associate their interests with those of the Company and its stockholders. The Plan is intended to permit the grant of both Options qualifying under Section 422 of the Code (“incentive stock options”) and Options not so qualifying, and the grant of SARs, Stock Awards, Incentive Awards, Performance Units, and Other Equity-Based Awards in accordance with the Plan and any procedures that may be established by the Committee. No Option that is intended to be an incentive stock option shall be invalid for failure to qualify as an incentive stock option. The proceeds received by the Company from the sale of Common Stock pursuant to this Plan shall be used for general corporate purposes.

ARTICLE III
ADMINISTRATION

The Plan shall be administered by the Committee. The Committee shall have authority to grant SARs, Stock Awards, Incentive Awards, Performance Units, Options and Other Equity-Based Awards upon such terms (not inconsistent with the provisions of this Plan), as the Committee may consider appropriate. Such terms may include conditions (in addition to those contained in this Plan), on the exercisability of all or any part of an Option or SAR or on the transferability or forfeitability of a Stock Award, an Incentive Award, an award of Performance Units or an Other Equity-Based Award. Notwithstanding any such conditions, the Committee may, in its discretion, accelerate the time at which any Option or SAR may be exercised, or the time at which a Stock Award, an Incentive Award or Other Equity-Based Award may become transferable or nonforfeitable or the time at which an Other Equity-Based Award, an Incentive Award or an award of Performance Units may be settled. In addition, the Committee shall have complete authority to interpret all provisions of this Plan; to prescribe the form of Agreements; to adopt, amend, and rescind rules and regulations pertaining to the administration of the Plan (including rules and regulations that require or allow Participants to defer the payment of benefits under the Plan); and to make all other determinations necessary or advisable for the administration of this Plan. The Committee’s determinations under the Plan (including without limitation, determinations of the individuals to receive awards under the Plan, the form, amount and timing of such awards, the terms and provisions of such awards and the Agreements) need not be uniform and may be made by the Committee selectively among individuals who receive, or are eligible to receive, awards under the Plan, whether or not such persons are similarly situated. The express grant in the Plan of any specific power to the Committee shall not be construed as limiting any power or authority of the Committee. Any decision made, or action taken, by the Committee in connection with the administration of this Plan shall be final and conclusive. The members of the Committee shall not be liable for any act done in good faith with respect to this Plan or any

Agreement, Option, SAR, Stock Award, Incentive Award, Other Equity-Based Award or award of Performance Units. All expenses of administering this Plan shall be borne by the Company.

The Committee, in its discretion, may delegate to the Company’s Chief Executive Officer all or part of the Committee’s authority and duties with respect to grants and awards to individuals who are not subject to the reporting and other provisions of Section 16 of the Exchange Act. The Committee may revoke or amend the terms of a delegation at any time but such action shall not invalidate any prior actions of the Committee’s delegate that were consistent with the terms of the Plan and the Committee’s prior delegation. References to the “Committee” in the Plan include the Committee’s delegate to the extent consistent with the Committee’s delegation.

ARTICLE IV
ELIGIBILITY

Any employee of the Company or an Affiliate (including a trade or business that becomes an Affiliate after the adoption of this Plan) and any member of the Board is eligible to participate in this Plan. In addition, any other individual who provides significant services to the Company or an Affiliate (including an individual who provides services to the Company or an Affiliate by virtue of employment with, or providing services to, the Operating Partnership) is eligible to participate in this Plan if the Committee, in its sole discretion, determines that the participation of such individual is in the best interest of the Company. The Committee may also grant Options, SARs, Stock Awards, Incentive Awards, Performance Units and Other Equity-Based Awards to an individual as an inducement to such individual becoming eligible to participate in the Plan and prior to the date that the individual first performs services for the Company, an Affiliate or the Operating Partnership, provided that such awards will not become vested or exercisable, and no shares of Common Stock shall be issued or other payment made to such individual with respect to such awards prior to the date the individual first performs services for the Company, an Affiliate or the Operating Partnership.

ARTICLE V
COMMON STOCK SUBJECT TO PLAN

5.01    Common Stock Issued

Upon the award of Common Stock pursuant to a Stock Award, an Other Equity-Based Award or in settlement of an award of Performance Units or Incentive Award, the Company may deliver to the Participant shares of Common Stock from its treasury shares or authorized but unissued Common Stock. Upon the exercise of any Option, SAR or Other Equity-Based Award denominated in shares of Common Stock, the Company may deliver to the Participant (or the Participant’s broker if the Participant so directs), shares of Common Stock from its treasury shares or authorized but unissued Common Stock.

5.02    Aggregate Limit

(a)    The maximum aggregate number of Common Shares that may be issued under this Plan pursuant to the exercise of Options and SARs, the grant of Stock Awards or Other Equity-Based Awards and the settlement of Performance Units and Incentive Awards is ~~700,000~~1,700,000 shares. Other Equity-Based Awards that are LTIP Units shall reduce the maximum aggregate number of shares of Common Stock that may be issued under this Plan on a one-for-one basis, i.e., each such unit shall be treated as an award of Common Stock.

(b)    The maximum number of shares of Common Stock that may be issued under this Plan in accordance with Section 5.02(a) shall be subject to adjustment as provided in Article XII.

(c)    The maximum number of shares of Common Stock that may be issued upon the exercise of Options that are incentive stock options or Corresponding SARs that are related to incentive stock options shall be determined in accordance with Sections 5.02(a) and 5.02(b).

5.03    Individual Grant Limit

No Participant may be granted an Award of (a) Options, (b) SARs, (c) Stock Awards, (d) Performance Units or (e) Other Equity-Based Awards, in each case, that is intended to constitute “performance based compensation” under Section 162(m) of the Code in any calendar year with respect to more than ~~100,000 shares of Common Stock; provided, however, that a Participant who is a member of the Board and who is not an employee of the Company or an Affiliate may not be granted any such awards in any calendar year with respect to more than 20,000~~300,000 shares of Common Stock. For purposes of this Section 5.03, an Option and Corresponding SAR shall be treated as a single award, and all other types of awards shall each be treated as separate awards, with each such type of award separately subject to the limit in this Section 5.03. The maximum number of shares of Common Stock for which a Participant may be granted Options, SARs, Stock Awards, Performance Units and Other Equity-Based Awards in any calendar year shall be subject to adjustment as provided in Article XII.

5.04    Reallocation of Shares

If any award or grant under the Plan (including LTIP Units) expires, is forfeited or is terminated without having been exercised or is paid in cash without delivery of shares of Common Stock, then ~~any shares of Common Stock covered by such lapsed, cancelled, expired, unexercised or cash-settled portion of such award or grant and any forfeited, lapsed, cancelled or expired LTIP Units shall be available for the grant of other Options, SARs, Stock Awards, Other Equity-Based Awards and settlement of Performance Units and Incentive Awards under this Plan. Any~~the number of shares counted against the aggregate number of shares available under the Plan with respect to such award or grant shall, to the extent of any such forfeiture, termination or expiration, again be available for making awards or grants under the Plan in the same amount as such shares of Common Stock were counted against the limit set forth in Section 5.02. The number of Shares available for issuance under the Plan shall not be increased by (i) any shares of Common Stock tendered or withheld ~~to satisfy the grant or exercise price or tax withholding obligation pursuant to any award shall increase the~~or awards surrendered in connection with the purchase of shares of Common Stock upon exercise of an Option as described in Section 6.08, (ii) any shares of Common Stock deducted or delivered from an award payment in connection with the Company’s tax withholding obligations as described in Section 14.05 or (iii) any shares of Common Stock purchased by the Company with proceeds from option exercises.

5.05    Non-Employee Director Limit

The combined maximum number of shares of Common Stock ~~available for future grants or awards.~~and LTIP Units subject to Awards granted during a single calendar year to any non-employee director, taken together with any cash fees paid during the calendar year in respect of the non-employee director’s service as a member of the Board (including service as a member or chair of any regular committees of the Board), shall not exceed $500,000 in total value (calculating the value of any such Awards based on the grant date fair value of such Awards for financial reporting purposes). The Committee may make exceptions to this limit for a non-executive chair of the Board or, in extraordinary circumstances, for other individual directors, as the Committee may determine in its discretion, provided that the non-employee director receiving such additional compensation may not participate in the decision to award such compensation.

ARTICLE VI
OPTIONS

6.01    Award

In accordance with the provisions of Article IV, the Committee will designate each individual to whom an Option is to be granted and, subject to ~~Section 5.03,~~ Sections 5.03 and 5.05, will specify the number of shares of Common Stock covered by such awards.

6.02    Option Price

The price per share of Common Stock purchased on the exercise of an Option shall be determined by the Committee on the date of grant, but shall not be less than the Fair Market Value on the date the Option is granted. Notwithstanding the preceding sentence, the price per share of Common Stock purchased on the exercise of any

Option that is an incentive stock option granted to an individual who is a Ten Percent Stockholder on the date such option is granted, shall not be less than one hundred ten percent (110%) of the Fair Market Value on the date the Option is granted. Except as provided in Article XII, the price per share of an outstanding Option may not be reduced (by amendment, cancellation and new grant or otherwise) without the approval of stockholders. In addition, no payment shall be made in cancellation of an Option if, on the date of cancellation, the option price per share exceeds Fair Market Value.

6.03    Maximum Option Period

The maximum period in which an Option may be exercised shall be determined by the Committee on the date of grant except that no Option shall be exercisable after the expiration of ten years from the date such Option was granted. In the case of an incentive stock option granted to a Participant who is a Ten Percent Stockholder on the date of grant, such Option shall not be exercisable after the expiration of five years from the date of grant. The terms of any Option may provide that it is exercisable for a period less than such maximum period.

6.04    Nontransferability

Except as provided in Section 6.05, each Option granted under this Plan shall be nontransferable except by will or by the laws of descent and distribution. In the event of any transfer of an Option (by the Participant or his transferee), the Option and any Corresponding SAR that relates to such Option must be transferred to the same person or persons or entity or entities. Except as provided in Section 6.05, during the lifetime of the Participant to whom the Option is granted, the Option may be exercised only by the Participant. No right or interest of a Participant in any Option shall be liable for, or subject to, any lien, obligation, or liability of such Participant.

6.05    Transferable Options

Section 6.04 to the contrary notwithstanding, if the Agreement provides, an Option that is not an incentive stock option may be transferred by a Participant to the Participant’s children, grandchildren, spouse, one or more trusts for the benefit of such family members or a partnership in which such family members are the only partners, on such terms and conditions as may be permitted under Rule 16b-3 under the Exchange Act as in effect from time to time. The holder of an Option transferred pursuant to this section shall be bound by the same terms and conditions that governed the Option during the period that it was held by the Participant; provided, however, that such transferee may not transfer the Option except by will or the laws of descent and distribution. In the event of any transfer of an Option (by the Participant or his transferee), the Option and any Corresponding SAR that relates to such Option must be transferred to the same person or persons or entity or entities.

6.06    Employee Status

For purposes of determining the applicability of Section 422 of the Code (relating to incentive stock options), or in the event that the terms of any Option provide that it may be exercised only during employment or continued service or within a specified period of time after termination of employment or continued service, the Committee may decide to what extent leaves of absence for governmental or military service, illness, temporary disability, or other reasons shall not be deemed interruptions of continuous employment or service.

6.07    Exercise

Subject to the provisions of this Plan and the applicable Agreement, an Option may be exercised in whole at any time or in part from time to time at such times and in compliance with such requirements as the Committee shall determine; provided, however, that incentive stock options (granted under the Plan and all plans of the Company and its Affiliates) may not be first exercisable in a calendar year for Common Shares having a Fair Market Value (determined as of the date an Option is granted) exceeding $100,000. An Option granted under this Plan may be exercised with respect to any number of whole shares less than the full number for which the Option could be exercised. A partial exercise of an Option shall not affect the right to exercise the Option from time to time in accordance with this Plan and the applicable Agreement with respect to the remaining shares subject to the Option. The exercise of an Option shall result in the termination of any Corresponding SAR to the extent of the number of shares with respect to which the Option is exercised.

6.08    Payment

Subject to rules established by the Committee and unless otherwise provided in an Agreement, payment of all or part of the Option price may be made in cash, certified check, by tendering shares of Common Stock or by attestation of ownership of shares of Common Stock ~~or~~, by a broker-assisted cashless exercise, or by such other means, including by way of net-exercise, as may be permitted by the Committee. If shares of Common Stock are used to pay all or part of the Option price, the sum of the cash and cash equivalent and the Fair Market Value (determined on the date of exercise) of the shares surrendered must not be less than the Option price of the shares for which the Option is being exercised.

6.09    Stockholder Rights

No Participant shall have any rights as a stockholder with respect to shares of Common Stock subject to an Option until the date of exercise of such Option.

6.10    Disposition of Shares

A Participant shall notify the Company of any sale or other disposition of shares of Common Stock acquired pursuant to an Option that was an incentive stock option if such sale or disposition occurs (i) within two years of the grant of an Option or (ii) within one year of the issuance of the shares of Common Stock to the Participant. Such notice shall be in writing and directed to the Secretary of the Company.

ARTICLE VII
SARS

7.01    Award

In accordance with the provisions of Article IV, the Committee will designate each individual to whom SARs are to be granted and will, subject to ~~Section 5.03,~~ Sections 5.03 and 5.05, specify the number of shares of Common Stock covered by such awards. No Participant may be granted Corresponding SARs (under the Plan and all plans of the Company and its Affiliates) that are related to incentive stock options which are first exercisable in any calendar year for shares of Common Stock having an aggregate Fair Market Value (determined as of the date the related Option is granted) that exceeds $100,000.

7.02    Maximum SAR Period

The term of each SAR shall be determined by the Committee on the date of grant, except that no SAR shall have a term of more than ten years from the date of grant. In the case of a Corresponding SAR that is related to an incentive stock option granted to a Participant who is a Ten Percent Stockholder on the date of grant, such Corresponding SAR shall not be exercisable after the expiration of five years from the date of grant. The terms of any SAR may provide that it has a term that is less than such maximum period.

7.03    Nontransferability

Except as provided in Section 7.04, each SAR granted under this Plan shall be nontransferable except by will or by the laws of descent and distribution. In the event of any such transfer, a Corresponding SAR and the related Option must be transferred to the same person or persons or entity or entities. Except as provided in Section 7.04, during the lifetime of the Participant to whom the SAR is granted, the SAR may be exercised only by the Participant. No right or interest of a Participant in any SAR shall be liable for, or subject to, any lien, obligation, or liability of such Participant.

7.04    Transferable SARs

Section 7.03 to the contrary notwithstanding, if the Agreement provides, an SAR, other than a Corresponding SAR that is related to an incentive stock option, may be transferred by a Participant to the Participant’s children, grandchildren, spouse, one or more trusts for the benefit of such family members or a partnership in which such family members are the only partners, on such terms and conditions as may be permitted under Rule 16b-3 under the Exchange Act as in effect from time to time. The holder of an SAR transferred pursuant to this section shall be bound by the same terms and conditions that governed the SAR during the period that it was held by the Participant; provided, however, that such transferee may not transfer the SAR except by will or the laws of descent and distribution. In the event of any transfer of a Corresponding SAR (by the Participant or his transferee), the Corresponding SAR and the related Option must be transferred to the same person or person or entity or entities.

7.05    Exercise

Subject to the provisions of this Plan and the applicable Agreement, an SAR may be exercised in whole at any time or in part from time to time at such times and in compliance with such requirements as the Committee shall determine; provided, however, that a Corresponding SAR that is related to an incentive stock option may be exercised only to the extent that the related Option is exercisable and only when the Fair Market Value exceeds the option price of the related Option. An SAR granted under this Plan may be exercised with respect to any number of whole shares less than the full number for which the SAR could be exercised. A partial exercise of an SAR shall not affect the right to exercise the SAR from time to time in accordance with this Plan and the applicable Agreement with respect to the remaining shares subject to the SAR. The exercise of a Corresponding SAR shall result in the termination of the related Option to the extent of the number of shares with respect to which the SAR is exercised.

7.06    Employee Status

If the terms of any SAR provide that it may be exercised only during employment or continued service or within a specified period of time after termination of employment or continued service, the Committee may decide to what extent leaves of absence for governmental or military service, illness, temporary disability or other reasons shall not be deemed interruptions of continuous employment or service.

7.07    Settlement

At the Committee’s discretion, the amount payable as a result of the exercise of an SAR may be settled in cash, Common Stock, or a combination of cash and Common Stock. No fractional share will be deliverable upon the exercise of an SAR but a cash payment will be made in lieu thereof.

7.08    Stockholder Rights

No Participant shall, as a result of receiving an SAR, have any rights as a stockholder of the Company or any Affiliate until the date that the SAR is exercised and then only to the extent that the SAR is settled by the issuance of Common Stock.

7.09    No Reduction of Initial Value

Except as provided in Article XII, the Initial Value of an outstanding SAR may not be reduced (by amendment, cancellation and new grant or otherwise) without the approval of stockholders. In addition, no payment shall be made in cancellation of a SAR if, on the date of cancellation, the Initial Value exceeds Fair Market Value.

ARTICLE VIII
STOCK AWARDS

8.01    Award

In accordance with the provisions of Article IV, the Committee will designate each individual to whom a Stock Award is to be made and will, subject to ~~Section 5.03~~Sections 5.03 and 5.05, specify the number of shares of Common Stock covered by such awards.

8.02    Vesting

The Committee, on the date of the award, may prescribe that a Participant’s rights in a Stock Award shall be forfeitable or otherwise restricted for a period of time or subject to such conditions as may be set forth in the

Agreement. By way of example and not of limitation, the Committee may prescribe that a Participant’s rights in a Stock Award shall be forfeitable or otherwise restricted subject to the attainment of objectives stated with reference to the Company’s, an Affiliate’s or a business unit’s attainment of objectives stated with respect to performance criteria established by the Committee, including the attainment of objectives stated with respect to one or more Performance Goals.

8.03    Employee Status

In the event that the terms of any Stock Award provide that shares may become transferable and nonforfeitable thereunder only after completion of a specified period of employment or continuous service, the Committee may decide in each case to what extent leaves of absence for governmental or military service, illness, temporary disability, or other reasons shall not be deemed interruptions of continuous employment or service.

8.04    Stockholder Rights

Unless otherwise specified in accordance with the applicable Agreement, while the shares of Common Stock granted pursuant to the Stock Award may be forfeited or are nontransferable, a Participant will have all rights of a stockholder with respect to a Stock Award, including the right to receive dividends and vote the shares; provided, however, that dividends payable on Common Shares subject to a Stock Award that does not become nonforfeitable and transferable solely on account of continued employment or service, such dividends shall be distributed only when, and to the extent that, the underlying Stock Award is nonforfeitable and transferable and the Committee may provide that such dividends shall be deemed to have been reinvested in additional shares of Common Stock. During the period that the shares of Common Stock granted pursuant to the Stock Award may be forfeited or are nontransferable (i) a Participant may not sell, transfer, pledge, exchange, hypothecate, or otherwise dispose of shares granted pursuant to a Stock Award, (ii) the Company shall retain custody of the certificates evidencing shares granted pursuant to a Stock Award, and (iii) the Participant will deliver to the Company a stock power, endorsed in blank, with respect to each Stock Award. The limitations set forth in the preceding sentence shall not apply after the shares granted under the Stock Award are transferable and are no longer forfeitable.

ARTICLE IX
PERFORMANCE UNIT AWARDS

9.01    Award

In accordance with the provisions of Article IV, the Committee will designate each individual to whom an award of Performance Units is to be made and will, subject to ~~Section 5.03~~Sections 5.03 and 5.05, specify the number of shares of Common Stock or other securities or property covered by such awards. The Committee also will specify whether Dividend Equivalent Rights are granted in conjunction with the Performance Units.

9.02    Earning the Award

The Committee, on the date of the grant of an award, shall prescribe that the Performance Units will be earned, and the Participant will be entitled to receive payment pursuant to the award of Performance Units, only upon the satisfaction of performance objectives and such other criteria as may be prescribed by the Committee, including the attainment of objectives stated with respect to one or more Performance Goals.

9.03    Payment

In the discretion of the Committee, the amount payable when an award of Performance Units is earned may be settled in cash, by the issuance of Common Stock, by the delivery of other securities or property or a combination thereof. A fractional share of Common Stock shall not be deliverable when an award of Performance Units is earned, but a cash payment will be made in lieu thereof. The amount payable when an award of Performance Units is earned shall be paid in a lump sum.

9.04    Stockholder Rights

A Participant, as a result of receiving an award of Performance Units, shall not have any rights as a stockholder until, and then only to the extent that, the award of Performance Units is earned and settled in shares of Common Stock. After an award of Performance Units is earned and settled in shares of Common Stock, a Participant will have all the rights of a stockholder as described in Section 8.04.

9.05    Nontransferability

Except as provided in Section 9.06, Performance Units granted under this Plan shall be nontransferable except by will or by the laws of descent and distribution. No right or interest of a Participant in any Performance Units shall be liable for, or subject to, any lien, obligation, or liability of such Participant.

9.06    Transferable Performance Units

Section 9.05 to the contrary notwithstanding, if the Agreement provides, an award of Performance Units may be transferred by a Participant to the Participant’s children, grandchildren, spouse, one or more trusts for the benefit of such family members or a partnership in which such family members are the only partners, on such terms and conditions as may be permitted under Rule 16b-3 under the Exchange Act as in effect from time to time. The holder of Performance Units transferred pursuant to this section shall be bound by the same terms and conditions that governed the Performance Units during the period that they were held by the Participant; provided, however that such transferee may not transfer Performance Units except by will or the laws of descent and distribution.

9.07    Employee Status

In the event that the terms of any Performance Unit award provide that no payment will be made unless the Participant completes a stated period of employment or continued service, the Committee may decide to what extent leaves of absence for government or military service, illness, temporary disability, or other reasons shall not be deemed interruptions of continuous employment or service.

ARTICLE X
OTHER EQUITY-BASED AWARDS

10.01    Award

In accordance with the provisions of Article IV, the Committee will designate each individual to whom an Other Equity-Based Award is to be made and will, subject to ~~Section 5.03~~ Sections 5.03 and 5.05, specify the number of shares of Common Stock or other equity interests (including LTIP Units) covered by such awards. The grant of LTIP Units must satisfy the requirements of the partnership agreement of the Operating Partnership as in effect on the date of grant. The Committee also will specify whether Dividend Equivalent Rights are granted in conjunction with the Other Equity-Based Award.

10.02    Terms and Conditions

The Committee, at the time an Other Equity-Based Award is made, shall specify the terms and conditions which govern the award. The terms and conditions of an Other Equity-Based Award may prescribe that a Participant’s rights in the Other Equity-Based Award shall be forfeitable, nontransferable or otherwise restricted for a period of time or subject to such other conditions as may be determined by the Committee, in its discretion and set forth in the Agreement, including the attainment of objectives stated with respect to one or more Performance Goals. Other Equity-Based Awards may be granted to Participants, either alone or in addition to other awards granted under the Plan, and Other Equity-Based Awards may be granted in the settlement of other Awards granted under the Plan.

10.03    Payment or Settlement

Other Equity-Based Awards valued in whole or in part by reference to, or otherwise based on, shares of Common Stock, shall be payable or settled in shares of Common Stock, cash or a combination of Common Stock and cash, as determined by the Committee in its discretion; provided, however, that any shares of Common Stock that are issued on account of the conversion of LTIP Units into Common Stock shall not be issued under the Plan. Other Equity-Based Awards denominated as equity interests other than Common Stock may be paid or settled in shares or units of such equity interests or cash or a combination of both as determined by the Committee in its discretion.

10.04    Employee Status

If the terms of any Other Equity-Based Award provides that it may be earned or exercised only during employment or continued service or within a specified period of time after termination of employment or continued service, the Committee may decide to what extent leaves of absence for governmental or military service, illness, temporary disability or other reasons shall not be deemed interruptions of continuous employment or service.

10.05    Stockholder Rights

A Participant, as a result of receiving an Other Equity-Based Award, shall not have any rights as a stockholder until, and then only to the extent that, shares of Common Stock are issued under the Other Equity-Based Award.

ARTICLE XI
INCENTIVE AWARDS

11.01    Award

In accordance with the provisions of Article IV, the Committee will designate each individual to whom an Incentive Award is to be made. The amount payable under all Incentive Awards shall be finally determined by the Committee; provided, however, that no individual may receive an Incentive Award payment that is intended to constitute “performance based compensation” under Section 162(m) of the Code in any calendar year that exceeds ~~the lesser of (i) 200% of the individual’s base salary (prior to any salary reduction or deferral elections) as of the date of grant of the Incentive Award and (ii) $1,000,000.~~$3,000,000.

11.02    Terms and Conditions

The Committee, at the time an Incentive Award is made, shall specify the terms and conditions that govern the award. Such terms and conditions may prescribe that the Incentive Award shall be earned only to the extent that the Participant, the Company or an Affiliate, during a performance period of at least one year, achieves objectives stated with reference to one or more performance measures or criteria prescribed by the Committee, including the attainment of objectives stated with respect to one or more Performance Goals. Such terms and conditions also may include other limitations on the payment of Incentive Awards including, by way of example and not of limitation, requirements that the Participant complete a specified period of employment or service with the Company or an Affiliate or that the Company, an Affiliate, or the Participant attain stated objectives or goals (in addition to those prescribed in accordance with the preceding sentence) as a prerequisite to payment under an Incentive Award.

11.03    Nontransferability

Incentive Awards granted under this Plan shall be nontransferable except by will or by the laws of descent and distribution. No right or interest of a Participant in an Incentive Award shall be liable for, or subject to, any lien, obligation, or liability of such Participant.

11.04    Employee Status

If the terms of an Incentive Award provide that a payment will be made thereunder only if the Participant completes a stated period of employment or continued service the Committee may decide to what extent leaves of absence for governmental or military service, illness, temporary disability or other reasons shall not be deemed interruptions of continuous employment or service.

11.05    Settlement

An Incentive Award that is earned shall be settled with a single lump sum payment which may be in cash, shares of Common Stock or a combination of cash and Common Stock, as determined by the Committee.

11.06    Stockholder Rights

No participant shall, as a result of receiving an Incentive Award, have any rights as a stockholder of the Company or an Affiliate until the date that the Incentive Award is settled and then only to the extent that the Incentive Award is settled by the issuance of Common Stock.

ARTICLE XII
ADJUSTMENT UPON CHANGE IN COMMON STOCK

The maximum number of shares of Common Stock as to which Options, SARs, Performance Units, Stock Awards and Other Equity-Based Awards may be granted, the individual grant ~~limit~~ limits in ~~Section~~ Sections 5.03 and 5.05 and the terms of outstanding Stock Awards, Options, SARs, Incentive Awards, Performance Units and Other Equity-Based Awards shall be adjusted as determined by the Board in the event that (i) the Company (a) effects one or more nonreciprocal transactions between the Company and its stockholders such as a share dividend, extra-ordinary cash dividend, share split-up, subdivision or consolidation of shares that affects the number of shares or kind of Common Stock (or other securities of the Company) or the Fair Market Value (or the value of other Company securities) and causes a change in the Fair Market Value of the Common Stock subject to outstanding awards or (b) engages in a transaction to which Section 424 of the Code applies or (ii) there occurs any other event which, in the judgment of the Board necessitates such action. Any determination made under this Article XII by the Board shall be final and conclusive.

The issuance by the Company of shares of any class, or securities convertible into shares of any class, for cash or property, or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the maximum number of shares as to which Options, SARs, Performance Units, Stock Awards and Other Equity-Based Awards may be granted, the individual grant ~~limit~~ limits in ~~Section~~ Sections 5.03 and 5.05 or the terms of outstanding Stock Awards, Options, SARs, Incentive Awards, Performance Shares or Other Equity-Based Awards.

The Committee may grant Stock Awards, Options, SARs, Performance Units or Other Equity-Based Awards in substitution for performance shares, phantom shares, stock awards, stock options, stock appreciation rights, or similar awards held by an individual who becomes an employee of the Company or an Affiliate in connection with a transaction described in the first paragraph of this Article XII. Shares issuable pursuant to such substitute awards shall not count against the maximum number of shares of Common Stock that may be issued under the Plan, as set forth in Section 5.02. Notwithstanding any provision of the Plan (other than the limitation of Section 5.02), the terms of such substituted Stock Awards, SARs, Other Equity-Based Awards, Options or Performance Units shall be as the Committee, in its discretion, determines is appropriate.

ARTICLE XIII
COMPLIANCE WITH LAW AND APPROVAL OF REGULATORY BODIES

No Option or SAR shall be exercisable, no Common Stock shall be issued, no certificates for Common Stock shall be delivered, and no payment shall be made under this Plan except in compliance with all applicable federal and state laws and regulations (including, without limitation, withholding tax requirements), any listing agreement to which the Company is a party, and the rules of all domestic stock exchanges on which the Company’s shares may be listed. The Company shall have the right to rely on an opinion of its counsel as to such compliance. Any certificate issued to evidence Common Stock when a Stock Award is granted, a Performance Unit, Incentive Award or Other Equity-Based Award is settled or for which an Option or SAR is exercised may bear such legends and statements as the Committee may deem advisable to assure compliance with federal and state laws and regulations. No Option or SAR shall be exercisable, no Stock Award or Performance Unit shall be granted, no Common Stock shall be issued, no certificate for Common Stock shall be delivered, and no payment shall be made under this Plan until the Company has obtained such consent or approval as the Committee may deem advisable from regulatory bodies having jurisdiction over such matters.

ARTICLE XIV
GENERAL PROVISIONS

14.01    Effect on Employment and Service

Neither the adoption of this Plan, its operation, nor any documents describing or referring to this Plan (or any part thereof), shall confer upon any individual or entity any right to continue in the employ or service of the Company or an Affiliate or in any way affect any right and power of the Company or an Affiliate to terminate the employment or service of any individual or entity at any time with or without assigning a reason therefor.

14.02    Unfunded Plan

This Plan, insofar as it provides for grants, shall be unfunded, and the Company shall not be required to segregate any assets that may at any time be represented by grants under this Plan. Any liability of the Company to any person with respect to any grant under this Plan shall be based solely upon any contractual obligations that may be created pursuant to this Plan. No such obligation of the Company shall be deemed to be secured by any pledge of, or other encumbrance on, any property of the Company.

14.03    Rules of Construction

Headings are given to the articles and sections of this Plan solely as a convenience to facilitate reference. The reference to any statute, regulation, or other provision of law shall be construed to refer to any amendment to or successor of such provision of law.

14.04    Section 409A Compliance

All awards made under this Plan are intended to comply with, or otherwise be exempt from, Section 409A of the Code (“Section 409A”), after giving effect to the exemptions in Treasury Regulation sections 1.409A-1(b)(3) through (b)(12). This Plan and all Agreements shall be administered, interpreted and construed in a manner consistent with Section 409A. If any provision of this Plan or any Agreement is found not to comply with, or otherwise not be exempt from, the provisions of Section 409A, it shall be modified and given effect, in the sole discretion of the Committee and without requiring the Participant’s consent, in such manner as the Committee determines to be necessary or appropriate to comply with, or effectuate an exemption from, Section 409A. Each payment under an award granted under this Plan shall be treated as a separate identified payment for purposes of Section 409A.

If a payment obligation under an award or an Agreement arises on account of the Participant’s termination of employment and such payment obligation constitutes “deferred compensation” (as defined under Treasury Regulation section 1.409A-1(b)(1), after giving effect to the exemptions in Treasury Regulation sections 1.409A-1(b)(3) through (b)(12)), it shall be payable only after the Participant’s “separation from service” (as defined under Treasury Regulation section 1.409A-1(h)); provided, however, that if the Participant is a “specified employee” (as defined under Treasury Regulation section 1.409A-1(i)), any such payment that is scheduled to be paid within six months after such separation from service shall accrue without interest and shall be paid on the first day of the seventh month beginning after the date of the Participant’s separation from service or, if earlier, within fifteen days after the appointment of the personal representative or executor of the Participant’s estate following the Participant’s death.

14.05    Withholding Taxes

Each Participant shall be responsible for satisfying any income and employment tax withholding obligations attributable to participation in the Plan. Unless otherwise provided by the Agreement, any such withholding tax obligations may be satisfied in cash (including from any cash payable in settlement of an award of Performance Units, SARs, Incentive Awards or Other Equity-Based Award) or a cash equivalent acceptable to the Committee. ~~Any minimum~~ To the extent authorized by the Committee (and subject to such limitations as the

Committee may prescribe), the maximum (or such lesser amount as may be required to avoid adverse accounting treatment) statutory federal, state, district or city withholding tax obligations also may be satisfied (a) by surrendering to the Company shares of Common Stock previously acquired by the Participant; (b) by authorizing the Company to withhold or reduce the number of shares of Common Stock otherwise issuable to the Participant upon the exercise of an Option or SAR, the settlement of a Performance Unit award, Incentive Award or an Other Equity-Based Award (if applicable) or the grant or vesting of a Stock Award; or (c) by any other method as may be approved by the Committee. If Common Stock is used to pay all or part of such withholding tax obligation, the Fair Market Value of the shares surrendered, withheld or reduced shall be determined as of the day the tax liability arises.

14.06    Return of Awards; Repayment

Each Stock Award, Option, SAR, Performance Unit award, Incentive Award and Other Equity-Based Award granted under the Plan, as amended and restated herein, is subject to the condition that the Company may require that such award be returned and that any payment made with respect to such award must be repaid if such action is required under the terms of any Company “clawback” policy as in effect on the date that the payment was made, on the date the award was granted or, as applicable, the date the Option or SAR was exercised or the date the Stock Award, Performance Unit award or Other Equity-Based Award is vested or earned. In addition, notwithstanding the foregoing, such policy may otherwise authorize the Company to recover from a Participant any amounts or awards as may in the future be prescribed by the rules and regulations of the Securities and Exchange Commission and/or the primary stock exchange on which the shares of Common Stock are listed, if any.

ARTICLE XV
CHANGE IN CONTROL

15.01    Impact of Change in Control

Upon a Change in Control, the Committee is authorized to cause (i) outstanding Options and SARs to become fully exercisable, (ii) outstanding Stock Awards to become transferable and nonforfeitable and (iii) outstanding Performance Units, Incentive Awards and Other Equity-Based Awards to become, as applicable, vested earned and/or nonforfeitable in their entirety.

15.02    Assumption Upon Change in Control

In the event of a Change in Control, the Committee, in its discretion and without the need for a Participant’s consent, may provide that an outstanding Option, SAR, Incentive Award, Stock Award, Performance Unit or Other Equity-Based Award shall be assumed by, or a substitute award granted by, the surviving entity in the Change in Control. Such assumed or substituted award shall be of the same type of award as the original Option, SAR, Incentive Award, Stock Award, Performance Unit or Other Equity-Based Award being assumed or substituted. The assumed or substituted award shall have an intrinsic value, as of the Control Change Date, that is substantially equal to the intrinsic value of the original award (or the difference between the Fair Market Value and the option price or Initial Value in the case of Options and SARs) as the Committee determines is equitably required and such other terms and conditions as may be prescribed by the Committee.

15.03    Cash-Out Upon Change in Control

In the event of a Change in Control, the Committee, in its discretion and without the need of a Participant’s consent, may provide that each Option, SAR, Incentive Award, Stock Award and Performance Unit and Other Equity-Based Award shall be cancelled in exchange for a payment. The payment may be in cash, Common Stock or other securities or consideration received by stockholders in the Change in Control transaction. The amount of the payment shall be an amount that is substantially equal to (i) the amount by which the price per share received by stockholders in the Change in Control exceeds the option price or Initial Value in the case of an Option and SAR, or (ii) the price per share received by stockholders for each share of Common Stock subject to a Stock Award, Performance Unit or Other Equity-Based Award, (iii) the value of the other securities or property in which the Performance Unit or Other Equity-Based award is denominated or (iv) the amount payable under an Incentive Award on account of meeting all Performance Goals or other performance objectives. If the option price or Initial Value exceeds the price per share received by stockholders in the Change in Control transaction, the Option or SAR may be cancelled under this Section 15.03 without any payment to the Participant.

15.04    Limitation of Benefits

The benefits that a Participant may be entitled to receive under this Plan and other benefits that a Participant is entitled to receive under other plans, agreements and arrangements (which, together with the benefits provided under this Plan, are referred to as “Payments”), may constitute Parachute Payments that are subject to Sections 280G and 4999 of the Code. As provided in this Section 15.04, the Parachute Payments will be reduced if, and only to the extent that, a reduction will allow a Participant to receive a greater Net After Tax Amount than a Participant would receive absent a reduction.

The Accounting Firm will first determine the amount of any Parachute Payments that are payable to a Participant. The Accounting Firm also will determine the Net After Tax Amount attributable to the Participant’s total Parachute Payments.

The Accounting Firm will next determine the largest amount of Payments that may be made to the Participant without subjecting the Participant to tax under Section 4999 of the Code (the “Capped Payments”). Thereafter, the Accounting Firm will determine the Net After Tax Amount attributable to the Capped Payments.

The Participant will receive the total Parachute Payments or the Capped Payments, whichever provides the Participant with the higher Net After Tax Amount. If the Participant will receive the Capped Payments, the total Parachute Payments will be adjusted by first reducing the amount of any noncash benefits under this Plan or any other plan, agreement or arrangement (with the source of the reduction to be directed by the Participant) and then by reducing the amount of any cash benefits under this Plan or any other plan, agreement or arrangement (with the source of the reduction to be directed by the Participant). The Accounting Firm will notify the Participant and the Company if it determines that the Parachute Payments must be reduced to the Capped Payments and will send the Participant and the Company a copy of its detailed calculations supporting that determination.

As a result of the uncertainty in the application of Sections 280G and 4999 of the Code at the time that the Accounting Firm makes its determinations under this Article XV, it is possible that amounts will have been paid or distributed to the Participant that should not have been paid or distributed under this Section 15.04 (“Overpayments”), or that additional amounts should be paid or distributed to the Participant under this Section 15.04 (“Underpayments”). If the Accounting Firm determines, based on either the assertion of a deficiency by the Internal Revenue Service against the Company or the Participant, which assertion the Accounting Firm believes has a high probability of success or controlling precedent or substantial authority, that an Overpayment has been made, the Participant must repay to the Company, without interest; provided, however, that no loan will be deemed to have been made and no amount will be payable by the Participant to the Company unless, and then only to the extent that, the deemed loan and payment would either reduce the amount on which the Participant is subject to tax under Section 4999 of the Code or generate a refund of tax imposed under Section 4999 of the Code. If the Accounting Firm determines, based upon controlling precedent or substantial authority, that an Underpayment has occurred, the Accounting Firm will notify the Participant and the Company of that determination and the amount of that Underpayment will be paid to the Participant promptly by the Company.

For purposes of this Section 15.04, the term “Accounting Firm” means the independent accounting firm engaged by the Company immediately before the Control Change Date. For purposes of this Article XV, the term “Net After Tax Amount” means the amount of any Parachute Payments or Capped Payments, as applicable, net of taxes imposed under Sections 1, 3101(b) and 4999 of the Code and any State or local income taxes applicable to the Participant on the date of payment. The determination of the Net After Tax Amount shall be made using the highest combined effective rate imposed by the foregoing taxes on income of the same character as the Parachute Payments or Capped Payments, as applicable, in effect on the date of payment. For purposes of this Section 15.04, the term “Parachute Payment” means a payment that is described in Section 280G(b)(2) of the Code, determined in accordance with Section 280G of the Code and the regulations promulgated or proposed thereunder.

Notwithstanding any other provision of this Section 15.04, the limitations and provisions of this Section 15.04 shall not apply to any Participant who, pursuant to an agreement with the Company or the terms of another plan maintained by the Company, is entitled to indemnification for any liability that the Participant may incur under Section 4999 of the Code.

ARTICLE XVI
AMENDMENT

The Board may amend or terminate this Plan at any time; provided, however, that no amendment may adversely impair the rights of a Participant with respect to outstanding awards without the Participant’s consent. In addition, an amendment will be contingent on approval of the Company’s stockholders if such approval is required by law or the rules of any exchange on which the Common Shares are listed or if the amendment would materially increase the benefits accruing to Participants under the Plan, materially increase the aggregate number of shares of Common Stock that may be issued under the Plan or materially modify the requirements as to eligibility for participation in the Plan.

ARTICLE XVII
DURATION OF PLAN

No Stock Award, Performance Unit Award, Incentive Award, Option, SAR or Other Equity-Based Award may be granted under this Plan after the day before the tenth anniversary of the ~~date the Board adopted this Plan~~ Restatement Effective Date. Stock Awards, Performance Unit awards, Incentive Awards, Options, SARs and Other Equity-Based Awards granted before such date shall remain valid in accordance with their terms.

ARTICLE XVIII
EFFECTIVE DATE OF PLAN

~~Options, Stock Awards, Performance Units, Incentive Awards and Other Equity-Based Awards may be granted under this Plan on and after the date that the Plan is adopted by the Board, provided that, this Plan shall not be effective unless the votes cast in favor of the approval of the Plan by the stockholders of the Company exceed the votes cast opposing such proposal at a duly constituted meeting of the stockholders of the Company; provided that the total votes cast on the proposal with respect to the Plan represents more than fifty percent (50%) in interest of all shares entitled to vote on such proposal.~~ The Plan first became effective on the Effective Date, and was subsequently amended and restated, subject to the approval by the stockholders of the Company, effective as of the Restatement Effective Date.

ARMADA HOFFLER
PROPERTIES

C/O BROADRIDGE
P.O. BOX 1342
BRENTWOOD, NY 11717

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E27028-P92549 KEEP THIS PORTION FOR YOUR RECORDS

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THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

ARMADA HOFFLER PROPERTIES, INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) George F. Allen
02) James A. Carroll
03) James C. Cherry
04) Louis S. Haddad
05) Eva S. Hardy
06) Daniel A. Hoffler
07) A. Russell Kirk
08) John W. Snow

The Board of Directors recommends you vote FOR the following proposals:

NOTE: We may conduct such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

V.1.1

E27029-P92549

ARMADA HOFFLER PROPERTIES, INC.
Annual Meeting of Stockholders
June 14, 2017 - 10:00 AM EDT
This proxy is solicited by the Board of Directors

The undersigned hereby appoints Michael P. O'Hara and Eric L. Smith, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock, $0.01 par value per share, of ARMADA HOFFLER PROPERTIES, INC. that the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 AM EDT on June 14, 2017, at The Westin Virginia Beach Town Center, located at 4535 Commerce Street, Virginia Beach, VA 23462, and any adjournment or postponement thereof.

For Proposal 1 (Election of Directors), you may vote "FOR" all of the nominees to the Board of Directors or you may "WITHHOLD" your vote for all of the nominees or for any nominee(s) that you specify. For Proposal 2 (Ratification of the Appointment of Ernst & Young LLP) and for Proposal 3 (Approval of the Amended and Restated 2013 Equity Incentive Plan), you may vote "FOR" or "AGAINST" such proposals or "ABSTAIN" from voting.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted "FOR" all of the nominees in Proposal 1 and "FOR" Proposals 2 and 3.

Continued and to be signed on reverse side

V.1.1